[LOGO OF PROFUNDS]
                                  PROFUNDS(TM)

                                               CLASSIC PROFUNDS VP

                                               BULL
                                               SMALL-CAP
                                               OTC
                                               MID-CAP VALUE
                                               MID-CAP GROWTH
                                               SMALL-CAP VALUE
                                               SMALL-CAP GROWTH
                                               ASIA 30
                                               EUROPE 30
                                               JAPAN

                                               ULTRA PROFUNDS VP

                                               ULTRABULL
                                               ULTRAMID-CAP
                                               ULTRASMALL-CAP
                                               ULTRAOTC

                                               INVERSE PROFUNDS VP

                                               BEAR
                                               SHORT SMALL-CAP
                                               SHORT OTC

                                               SECTOR PROFUNDS VP

                                               BANKS
                                               BASIC MATERIALS
                                               BIOTECHNOLOGY
                                               CONSUMER CYCLICAL
                                               CONSUMER NON-CYCLICAL
                                               ENERGY
                                               FINANCIAL
                                               HEALTHCARE
                                               INDUSTRIAL
                                               INTERNET
                                               PHARMACEUTICALS
                                               PRECIOUS METALS
                                               REAL ESTATE
                                               SEMICONDUCTOR
                                               TECHNOLOGY
                                               TELECOMMUNICATIONS
                                               UTILITIES

                                               BOND BENCHMARKED PROFUNDS VP

                                               U.S. GOVERNMENT PLUS
                                               RISING RATES OPPORTUNITY

                                               PROFUND VP MONEY MARKET

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>  PROSPECTUS

   MAY 1, 2004

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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>  TABLE OF CONTENTS

   4   PROFUNDS VP OVERVIEW

   7   PROFUNDS VP STRATEGIES AND RISKS

   13  CLASSIC PROFUNDS VP
   14     BULL
   15     SMALL-CAP
   16     OTC
   17     MID-CAP VALUE
   18     MID-CAP GROWTH
   19     SMALL-CAP VALUE
   20     SMALL-CAP GROWTH
   21     ASIA 30
   22     EUROPE 30
   23     JAPAN

   25  ULTRA PROFUNDS VP
   26     ULTRABULL
   27     ULTRAMID-CAP
   28     ULTRASMALL-CAP
   29     ULTRAOTC

   31  INVERSE PROFUNDS VP
   32     BEAR
   33     SHORT SMALL-CAP
   34     SHORT OTC

   35  SECTOR PROFUNDS VP
   36     BANKS
   37     BASIC MATERIALS
   38     BIOTECHNOLOGY
   39     CONSUMER CYCLICAL
   40     CONSUMER NON-CYCLICAL
   41     ENERGY
   42     FINANCIAL
   43     HEALTHCARE
   44     INDUSTRIAL
   45     INTERNET
   46     PHARMACEUTICALS
   47     PRECIOUS METALS
   48     REAL ESTATE
   49     SEMICONDUCTOR
   50     TECHNOLOGY
   51     TELECOMMUNICATIONS
   52     UTILITIES

   53  BOND BENCHMARKED PROFUNDS VP
   54     U.S. GOVERNMENT PLUS
   55     RISING RATES OPPORTUNITY

   57  PROFUND VP MONEY MARKET

   61  GENERAL PROFUNDS VP INFORMATION

   67  PROFUNDS MANAGEMENT

   69  FINANCIAL HIGHLIGHTS

[LOGO OF PROFUNDS]
   PROFUNDS(TM)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark(1).

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

====================================================================================================================================
PROFUND VP          INDEX                        DAILY BENCHMARK          TYPES OF COMPANIES IN INDEX
====================================================================================================================================
Bull                S&P 500 Index(R)             Match (100%)             Diverse, widely traded, large capitalization
Small-Cap           Russell 2000(R) Index        Match (100%)             Diverse, small capitalization
OTC                 NASDAQ-100(R) Index          Match (100%)             Large capitalization, non-financial companies listed on
                                                                          The NASDAQ Stock Market
Mid-Cap Value       S&P MidCap 400/Barra
                    Value Index                  Match (100%)             Diverse, widely traded, mid-capitalization
Mid-Cap Growth      S&P MidCap 400/Barra
                    Growth Index                 Match (100%)             Diverse, widely traded, mid-capitalization
Small-Cap Value     S&P SmallCap 600/Barra
                    Value Index                  Match (100%)             Diverse, small capitalization
Small-Cap Growth    S&P SmallCap 600/Barra
                    Growth Index                 Match (100%)             Diverse, small capitalization
Asia 30             ProFunds Asia 30 Index       Match (100%)             Companies whose principal offices are located in countries of the Asia/Pacific region, excluding Japan, whose
                                                                          securities are traded in the U.S.
Europe 30           ProFunds Europe 30 Index     Match (100%)             Companies whose principal offices are located in European
                                                                          countries, whose securities are traded in the U.S.
Japan               Nikkei 225 Stock Average     Match (100%)             Large capitalization, widely traded Japanese stocks

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of an index.

====================================================================================================================================
PROFUND VP          INDEX                        DAILY BENCHMARK          TYPES OF COMPANIES IN INDEX
====================================================================================================================================
UltraBull           S&P 500 Index                Double (200%)            Diverse, widely traded, large capitalization
UltraMid-Cap        S&P MidCap 400 Index         Double (200%)            Diverse, widely traded, mid-capitalization
UltraSmall-Cap      Russell 2000 Index           Double (200%)            Diverse, small capitalization
UltraOTC            NASDAQ-100 Index             Double (200%)            Large capitalization, non-financial companies listed on
                                                                          The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of an index.

====================================================================================================================================
PROFUND VP          INDEX                        DAILY BENCHMARK          TYPES OF COMPANIES IN INDEX
====================================================================================================================================
Bear                S&P 500 Index                100% of the Inverse      Diverse, widely traded, large capitalization
Short Small-Cap     Russell 2000 Index           100% of the Inverse      Diverse, small capitalization
Short OTC           NASDAQ-100 Index             100% of the Inverse      Large capitalization, non-financial companies listed on
                                                                          The NASDAQ Stock Market

(1)A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. Non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse mulitple thereof as their benchmark. For example, PROFUND VP ULTRABULL has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4  < ProFunds VP Overview

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

====================================================================================================================================
PROFUND VP          INDEX                        DAILY BENCHMARK          TYPES OF COMPANIES IN INDEX
====================================================================================================================================
Banks               Dow Jones U.S. Banks Index   Match (100%)             Securities representing the banking industry in the U.S.
                                                                          equity market
Basic Materials     Dow Jones U.S. Basic         Match (100%)             Securities within the basic materials sector of the U.S.
                    Materials Sector Index                                equity market
Biotechnology       Dow Jones U.S.               Match (100%)             Securities representing the biotechnology industry in the
                    Biotechnology Index                                   U.S. equity market
Consumer Cyclical   Dow Jones U.S. Consumer      Match (100%)             Securities within the consumer cyclical sector of
                    Cyclical Sector Index                                 the U.S. equity market
Consumer            Dow Jones U.S. Consumer      Match (100%)             Securities within the consumer non-cyclical sector of
Non-Cyclical        Non-Cyclical Sector Index                             the U.S. equity market
Energy              Dow Jones U.S. Energy        Match (100%)             Securities within the energy sector of the U.S. equity
                    Sector Index                                          market
Financial           Dow Jones U.S. Financial     Match (100%)             Securities within the financial sector of the U.S. equity
                    Sector Index                                          market
Healthcare          Dow Jones U.S. Healthcare    Match (100%)             Securities within the healthcare sector of the U.S. equity
                    Sector Index                                          market
Industrial          Dow Jones U.S. Industrial    Match (100%)             Securities within the industrial sector of the U.S. equity
                    Sector Index                                          market
Internet            Dow Jones Composite          Match (100%)             U.S. equity securities of companies that generate the
                    Internet Index                                        majority of their revenue from the Internet
Pharmaceuticals     Dow Jones U.S.               Match (100%)             Securities representing the pharmaceuticals industry in
                    Pharmaceuticals Index                                 the U.S. equity market
Precious Metals*    Dow Jones Precious           Match (100%)             Securities of companies involved in the mining of precious
                    Metals Index                                          metals
Real Estate         Dow Jones U.S. Real          Match (100%)             Securities representing the real estate industry in the
                    Estate Index                                          U.S. equity market
Semiconductor       Dow Jones U.S.               Match (100%)             Securities representing the semiconductor industry in the
                    Semiconductor Index                                   U.S. equity market
Technology          Dow Jones U.S.               Match (100%)             Securities within the technology sector of the U.S. equity
                    Technology Sector Index                               market
Telecommunications  Dow Jones U.S.               Match (100%)             Securities within the telecommunications sector of
                    Telecommunications Sector                             the U.S. equity market
                    Index
Utilities           Dow Jones U.S. Utilities     Match (100%)             Securities within the utilities sector of the U.S. equity
                    Sector Index                                          market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

====================================================================================================================================
PROFUND VP          SECURITY                     DAILY BENCHMARK          TYPES OF SECURITIES
====================================================================================================================================
U.S. Government     Most recently issued
Plus                30-year U.S. Treasury Bond   125%                     U.S. Treasury securities
Rising Rates
Opportunity         Most recently issued         125% of the Inverse      U.S. Treasury securities
                    30-year U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

* Until June 18, 2004, ProFund VP Precious Metals' index is the Philadelphia Stock Exchange(R) Gold/Silver Sector(SM) Index.

                                                       ProFunds VP Overview >  5
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                       >  PROFUNDS VP STRATEGIES AND RISKS
                       ---------------------------------------------------------

                       "In seeking to achieve its investment objective, each non-money market ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark."

                                           ProFunds VP Strategies and Risks >  7
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>  PROFUNDS VP STRATEGIES AND RISKS
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DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the dailyperformance, the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing todeterminethe type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each ProFund VP:

   > takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

   > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

   > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

   > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

   > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

   > may substitute a different index or security for the index or security underlying its benchmark;

   > does not take temporary defensive positions; and

   > does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, all MID-CAP and SMALL-CAP PROFUNDS VP,
PROFUND VP OTC, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP JAPAN, PROFUND VP ULTRA OTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with

8  < ProFunds VP Strategies and Risks

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>  Profunds VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its under lying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

DEBT INSTRUMENT RISK (ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices such as PROFUND VP U.S. GOVERNMENT PLUS.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VPthat focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or

                                           ProFunds VP Strategies and Risks >  9

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>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

companies. Investors in the ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30 and ProFund VP UltraSmall-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VALUE INVESTING RISK (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

   > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

   > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

   > DEPOSITARY RECEIPTS (DRS), include American Depositary Receipts (ADRs),
     Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe,

10  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

        Asia, the United States and Latin America to offer shares in many markets around the world.

     o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

   > EQUITY SECURITIES are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

   > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

   > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

   > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

   > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

     Lets' say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

     Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.

     Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

     On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreasesin value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end ofDay 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day
     2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

   > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

   > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

   > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

   > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

   > REPURCHASE AGREEMENTS A contract in which the seller of securities, usually
     U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

   > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

   > SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

   > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

   > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

   > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                          ProFunds VP Strategies and Risks >  11

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

                                ------------------------------------------------
                                 >  CLASSIC PROFUNDS VP
                                ------------------------------------------------

                                                                       DAILY
PROFUND VP                   INDEX                                   BENCHMARK
--------------------------------------------------------------------------------
BULL                         S&P 500 Index                            Match (100%)
SMALL-CAP                    Russell 2000 Index                       Match (100%)
OTC                          NASDAQ-100 Index                         Match (100%)
MID-CAP VALUE                S&P MidCap 400/Barra Value Index         Match (100%)
MID-CAP GROWTH               S&P MidCap 400/Barra Growth Index        Match (100%)
SMALL-CAP VALUE              S&P SmallCap 600/Barra Value Index       Match (100%)
SMALL-CAP GROWTH             S&P SmallCap 600/Barra Growth Index      Match (100%)
ASIA 30                      ProFundsAsia 30 Index                    Match (100%)
EUROPE 30                    ProFunds Europe 30 Index                 Match (100%)
JAPAN                        Nikkei 225 Stock Average                 Match (100%)

                                                       Classic ProFunds VP >  13

--------------------------------------------------------------------------------
>  PROFUND VP BULL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002             -23.98%
2003              25.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Bull                             25.59%     -5.61%          05/01/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                           28.68%     -3.18%          05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.87%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.87%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bull                      $190       $588        $1,011      $2,190

14  < ProFund VP Bull

--------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                  -22.44%
2003                   42.75%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap                        42.75%     1.99%           05/01/01
--------------------------------------------------------------------------------
Russell 2000 Index (1)                      47.29%     6.39%           05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.73%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap                 $176       $545        $939        $2,041

                                                      ProFund VP Small-Cap >  15

--------------------------------------------------------------------------------
>  PROFUND VP OTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002        -38.62%
2003         46.75%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP OTC                              46.75%     -19.61%         01/22/01
--------------------------------------------------------------------------------
Nasdaq-100 Index(1)                         49.49%     -18.02%         01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.95%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP OTC                       $198       $612        $1,052      $2,275

16  < ProFund VP OTC

--------------------------------------------------------------------------------
>  PROFUND VP MID-CAP VALUE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MID CAP 400/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA VALUE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP MID-CAP VALUE for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP MID-CAP VALUE by comparing average annual total returns of PROFUND VP MID-CAP VALUE to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 35.74%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended June 30,
2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value                    35.74%     3.08%           05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400/Barra Value Index(1)         40.18%     7.26%           05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.08%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.08%
Fee Waivers/Reimbursements**                                          -0.10%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value             $201       $642        $1,109      $2,402

                                                  ProFund VP Mid-Cap Value >  17

--------------------------------------------------------------------------------
>  PROFUND VP MID-CAP GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK and GROWTH INVESTING RISK.

For additional information on PROFUND VP MID-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP MID-CAP GROWTH for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP MID-CAP GROWTH by comparing average annual total returns of PROFUND VP MID-CAP GROWTH to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                      27.91%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP GROWTH for one quarter was 15.45% (quarter ended June 30,
2003) and the lowest return was -3.85% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth                   27.91%     -0.24%          05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400/Barra Growth Index(1)        30.98%      2.87%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.02%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.02%
Fee Waivers/Reimbursements**                                          -0.04%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth            $201       $630        $1,084      $2,345

18  < ProFund VP Mid-Cap Growth

--------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP VALUE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP VALUE for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by comparing average annual total returns of PROFUND VP SMALL-CAP VALUE to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                   34.68%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value                  34.68%     -2.07%          05/01/02
--------------------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1)      40.06%      2.56%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.08%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.08%
Fee Waivers/Reimbursements**                                          -0.10%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value           $201       $642        $1,109      $2,402

                                                ProFund VP Small-Cap Value >  19

--------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use sampling techniques in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP GROWTH for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by comparing average annual total returns of PROFUND VP SMALL-CAP GROWTH to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 34.32%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap Growth                 34.32%     2.67%           05/01/02
--------------------------------------------------------------------------------
S&P SmallCap 600/Barra Growth Index(1)      37.32%     6.08%           05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.00%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.00%
Fee Waivers/Reimbursements**                                          -0.02%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Growth          $201       $626        $1,076      $2,326

20  < ProFund VP Small-Cap Growth

--------------------------------------------------------------------------------
>  PROFUND VP ASIA 30
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underper-form those of other sectors and/or fixed income investments.

For more information on ProFund VP Asia 30's investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ASIA 30 for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ASIA 30 by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 64.92%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.46% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Asia 30                          64.92%     16.62%          05/01/02
--------------------------------------------------------------------------------
ProFunds Asia 30 Index(1)                   65.94%     19.10%          05/01/02
--------------------------------------------------------------------------------
MSCI AC Asia Pacific Free Excluding
Japan Index(2)                              49.07%     16.76%          05/01/02

(1) Reflects no deduction for fees or expenses. Doesnotreflect the reinvestment of dividends paid by companies in the index.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect there investment of dividends paid by companies in the Index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.93%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.93%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
ProFund VP Asia 30                   $196       $606        $1,042      $2,254

                                                        ProFund VP Asia 30 >  21

--------------------------------------------------------------------------------
>  PROFUND VP EUROPE 30
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                -12.75%
2001                -24.14%
2002                -25.76%
2003                 38.73%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Europe 30                        38.73%     -4.16%          10/18/99
--------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)                 37.19%     -0.13%          10/18/99
--------------------------------------------------------------------------------
ProFunds Europe 30 Index(2)                 38.45%     -4.46%          10/18/99

(1) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) Reflects no deduction for fees or expenses. Doesnotreflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.91%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Europe 30                 $194       $600        $1,032     $2,233

22  < ProFund VPEurope 30

--------------------------------------------------------------------------------
>  PROFUND VP JAPAN
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP JAPAN seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NIKKEI 225 STOCK AVERAGE.

Since the Japanese markets are not open when PROFUND VP JAPAN values its shares, PROFUND VP JAPAN determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the NIKKEI 225 STOCK AVERAGE.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP JAPAN invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NIKKEI 225 STOCK AVERAGE. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP JAPAN may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP JAPAN are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

The performance of PROFUND VP JAPAN will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. PROFUND VP JAPAN is also subject to valuation time risk. PROFUND VP JAPAN generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of PROFUND VP JAPAN'S performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time PROFUND VP performance will correlate highly with the movement of the Nikkei 225 Stock Average.

For more information on PROFUND VP JAPAN'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP JAPAN for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP JAPAN by comparing average annual total returns of PROFUND VP JAPAN to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP JAPAN or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 26.78%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP JAPAN for one quarter was 14.31% (quarter ended June 30, 2003) and the lowest return was -6.79% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Japan                            26.78%     -4.38%          05/01/02
--------------------------------------------------------------------------------
Nikkei 225 Stock Average(1)                 38.99%      6.71%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP JAPAN.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.95%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP JAPAN with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, JAPAN'S based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Japan                     $198       $612        $1,052      $2,275

                                                          ProFund VP Japan >  23

                       This Page Intentionally Left Blank
24

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                                   ---------------------------------------------
                                   >  ULTRA PROFUNDS VP
                                   ---------------------------------------------

                                                                        DAILY
PROFUND VP                   INDEX                                    BENCHMARK
----------------------------------------------------------------------------------
ULTRABULL                    S&P 500 Index                           Double (200%)
ULTRAMID-CAP                 S&P MidCap 400 Index                    Double (200%)
ULTRASMALL-CAP               Russell 2000 Index                      Double (200%)
ULTRAOTC                     NASDAQ-100 Index                        Double (200%)

                                                         Ultra ProFunds VP >  25

--------------------------------------------------------------------------------
>  PROFUND VP ULTRABULL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                -36.11%
2003                 52.93%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                        52.93%     -9.75%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.07%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.07%
Fee Waivers/Reimbursements**                                          -0.09%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraBull                 $201       $640        $1,105      $2,393

26  < ProFund VP UltraBull

--------------------------------------------------------------------------------
>  PROFUND VP ULTRAMID-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ULTRAMID-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 70.09%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                     70.09%     -1.08%          05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400 Index(1)                     35.62%      5.16%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.08%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.08%
Fee Waivers/Reimbursements**                                          -0.10%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap              $201       $642        $1,109      $2,402

                                                   ProFund VP UltraMid-Cap >  27

--------------------------------------------------------------------------------
>  PROFUND VP ULTRASMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                -22.14%
2001                 -7.61%
2002                -42.61%
2003                 99.45%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap                   99.45%     -0.29%          10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index(1)                       47.29%      9.16%          10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.00%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.00%
Fee Waivers/Reimbursements**                                          -0.02%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap            $201       $626        $1,076      $2,326

28  < ProFund VP UltraSmall-Cap

--------------------------------------------------------------------------------
>  PROFUND VP ULTRAOTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in equity securities and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQor other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                -73.37%
2001                -68.72%
2002                -68.94%
2003                102.67%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC                         102.67%    -39.15%         10/18/99
--------------------------------------------------------------------------------
Nasdaq-100 Index(1)                          49.49%    -10.60%         10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.97%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.97%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraOTC                  $200       $618        $1,062      $2,296

                                                       ProFund VP UltraOTC >  29

                       This Page Intentionally Left Blank
30

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                                   ---------------------------------------------
                                   >  INVERSE PROFUNDS VP
                                   ---------------------------------------------

                                                                       DAILY
PROFUND VP                   INDEX                                   BENCHMARK
------------------------------------------------------------------------------------
BEAR                         S&P 500 Index                       100% of the Inverse
SHORT OTC                    NASDAQ-100 Index                    100% of the Inverse

                                                       Inverse ProFunds VP >  31

--------------------------------------------------------------------------------
>  PROFUND VP BEAR
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                 20.82%
2003                -24.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Bear                             -24.59%     2.17%           01/22/01
S&P 500 Index(1)                             28.68%    -4.70%           01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.98%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear                      $201       $621        $1,068      $2,306

32  < ProFund VP Bear

--------------------------------------------------------------------------------
>  PROFUND VP SHORT SMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SHORT SMALL-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 -34.52%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 4.00% (quarter ended March 31,
2003) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap                  -34.52%    -29.65%         09/03/02
--------------------------------------------------------------------------------
Russell 2000 Index(1)                        47.29%     35.54%         09/03/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.71%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.71%
Fee Waivers/Reimbursements**                                          -0.73%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP           $201       $772        $1,370      $2,988

                                                ProFund VP Short Small-Cap >  33

--------------------------------------------------------------------------------
>  PROFUND VP SHORT OTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SHORT OTC for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT OTC by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 -37.31%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was -5.87% (quarter ended March 31, 2003) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Short OTC                        -37.31%    -19.43%         05/01/02
--------------------------------------------------------------------------------
Nasdaq-100 Index(1)                          49.49%      9.40%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.99%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.99%
Fee Waivers/Reimbursements**                                          -0.01%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short OTC                 $201       $623        $1,072      $2,316

34  < ProFund VP Short OTC

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors with perceived above-average growth potential.

> actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

> want to gain investment exposure to a particular economic sector of the U.S. or global economy.

                                   ---------------------------------------------
                                   >  SECTOR PROFUNDS VP
                                   ---------------------------------------------

                                                                                  DAILY
PROFUND VP                   INDEX                                              BENCHMARK
-------------------------------------------------------------------------------------------
BANKS                        Dow Jones U.S. Banks Index                           100%
BASIC MATERIALS              Dow Jones U.S. Basic Materials Sector Index          100%
BIOTECHNOLOGY                Dow Jones U.S. Biotechnology Index                   100%
CONSUMER CYCLICAL            Dow Jones U.S. Consumer Cyclical Sector Index        100%
CONSUMER NON-CYCLICAL        Dow Jones U.S. Consumer Non-Cyclical Sector Index    100%
ENERGY                       Dow Jones U.S. Energy Sector Index                   100%
FINANCIAL                    Dow Jones U.S. Financial Sector Index                100%
HEALTHCARE                   Dow Jones U.S. Healthcare Sector Index               100%
INDUSTRIAL                   Dow Jones U.S. Industrial Sector Index               100%
INTERNET                     Dow Jones Composite Internet Index                   100%
PHARMACEUTICALS              Dow Jones U.S. Pharmaceuticals Index                 100%
PRECIOUS METALS              Dow Jones Precious Metals Index                      100%
REAL ESTATE                  Dow Jones U.S. Real Estate Index                     100%
SEMICONDUCTOR                Dow Jones U.S. Semiconductor Index                   100%
TECHNOLOGY                   Dow Jones U.S. Technology Sector Index               100%
TELECOMMUNICATIONS           Dow Jones U.S. Telecommunications Sector Index       100%
UTILITIES                    Dow Jones U.S. Utilities Sector Index                100%

                                                        Sector ProFunds VP >  35

--------------------------------------------------------------------------------
>  PROFUND VP BANKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BANKS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BANKS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BANKS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BANKS INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BANKS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BANKS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BANKS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BANKS is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BANKS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP BANKS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP BANKS by comparing average annual total returns of PROFUND VP BANKS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BANKS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 29.39%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BANKS for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was -4.35% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Banks                            29.39%     7.06%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     3.25%           05/01/02
--------------------------------------------------------------------------------
Dow Jones U.S. Banks Index(1)               32.94%     9.95%           05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BANKS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.30%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.30%
Fee Waivers/Reimbursements**                                          -0.32%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BANKS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Banks                     $201       $688        $1,201      $2,611

36  < ProFund VP Banks

--------------------------------------------------------------------------------
>  PROFUND VP BASIC MATERIALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALSSECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP BASIC MATERIALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP BASIC MATERIALS by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 31.58%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Basic Materials                  31.58%      7.34%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      3.25%           05/01/02
--------------------------------------------------------------------------------
Dow Jones U.S. Basic Materials
Sector Index(1)                             35.68%     10.71%           05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.03%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.03%
Fee Waivers/Reimbursements**                                          -0.05%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Basic Materials           $201       $632        $1,089      $2,354

                                                ProFund VP Basic Materials >  37

--------------------------------------------------------------------------------
>  PROFUND VP BIOTECHNOLOGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BIOTECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BIOTECHNOLOGY INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BIOTECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BIOTECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BIOTECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BIOTECHNOLOGY is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BIOTECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BIOTECHNOLOGY by showing the variability of PROFUND VP BIOTECHNOLOGY returns from year to year and by comparing average annual total returns of PROFUND VP BIOTECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BIOTECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                -37.51%
2003                 39.78%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BIOTECHNOLOGY for one quarter was 22.16% (quarter ended June 30,
2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Biotechnology                    39.78%     -9.71%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01
--------------------------------------------------------------------------------
Dow Jones U.S. Biotechnology Index(1)       42.99%     -7.75%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BIOTECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.04%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.04%
Fee Waivers/Reimbursements**                                          -0.06%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BIOTECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Biotechnology             $201       $634        $1,093      $2,364

38  < ProFund VP Biotechnology

--------------------------------------------------------------------------------
>  PROFUND VP CONSUMER CYCLICAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER CYCLICAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER CYCLICAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER CYCLICAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER CYCLICAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER CYCLICAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER CYCLICAL is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER CYCLICAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP CONSUMER CYCLICAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP CONSUMER CYCLICAL by comparing average annual total returns of PROFUND VP CONSUMER CYCLICAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER CYCLICAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 26.80%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER CYCLICAL for one quarter was 16.78% (quarter ended June 30,
2003) and the lowest return was -2.37% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
PROFUND VP CONSUMER CYCLICAL                26.80%     -4.32%          05/01/02
--------------------------------------------------------------------------------
S&P 500 INDEX(1)                            28.68%      3.25%          05/01/02
--------------------------------------------------------------------------------
DOW JONES U.S. CONSUMER CYCLICAL
SECTOR INDEX(1)                             33.83%      0.49%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER CYCLICAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.33%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.33%
Fee Waivers/Reimbursements**                                          -0.35%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER CYCLICAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Cyclical         $201       $694        $1,214      $2,639

                                              ProFund VP Consumer Cyclical >  39

--------------------------------------------------------------------------------
>  PROFUND VP CONSUMER NON-CYCLICAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER NON-CYCLICAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER NON-CYCLICAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER NON-CYCLICAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER NON-CYCLICAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER NONCYCLICAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER NONCYCLICAL is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER NON-CYCLICAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP CONSUMER NON-CYCLICAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP CONSUMER NON-CYCLICAL by comparing average annual total returns of PROFUND VP CONSUMER NON-CYCLICAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER NON-CYCLICAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 18.46%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER NON-CYCLICAL for one quarter was 13.69% (quarter ended June 30, 2003) and the lowest return was -6.01% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Consumer Non-Cyclical            18.46%     -0.51%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      3.25%          05/01/02
--------------------------------------------------------------------------------
Dow Jones U.S. Consumer
Non-Cyclical Sector Index(1)                21.56%      2.19%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER NONCYCLICAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.33%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.33%
Fee Waivers/Reimbursements**                                          -0.35%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER NON-CYCLICAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Non-Cyclical     $201       $694         $1,214     $2,639

40  < ProFund VP Consumer Non-Cyclical

--------------------------------------------------------------------------------
>  PROFUND VP ENERGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ENERGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. ENERGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ENERGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. ENERGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ENERGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ENERGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ENERGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP ENERGY is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP ENERGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ENERGY by showing the variability of PROFUND VP ENERGY returns from year to year and by comparing average annual total returns of PROFUND VP ENERGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ENERGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                -17.04%
2003                 22.27%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ENERGY for one quarter was 14.33% (quarter ended December 31, 2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Energy                           22.27%      -1.93%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      -4.70%         01/22/01
--------------------------------------------------------------------------------
Dow Jones U.S. Energy Sector Index(1)       25.74%       1.40%         01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ENERGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.09%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.09%
Fee Waivers/Reimbursements**                                          -0.11%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ENERGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Energy                    $201       $644        $1,114      $2,412

                                                         ProFund VP Energy >  41

--------------------------------------------------------------------------------
>  PROFUND VP FINANCIAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIAL is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIAL by showing the variability of PROFUND VP FINANCIAL returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                -14.88%
2003                 28.99%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIAL for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Financial                        28.99%       0.86%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      -4.70%          01/22/01
--------------------------------------------------------------------------------
Dow Jones U.S. Financial Sector Index(1)    32.23%       3.94%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.07%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.07%
Fee Waivers/Reimbursements**                                          -0.09%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Financial                 $201       $640        $1,105      $2,393

42  < ProFund VP Financial

--------------------------------------------------------------------------------
>  PROFUND VP HEALTHCARE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTHCARE SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTHCARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTHCARE SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTHCARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTHCARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTHCARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTHCARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTHCARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTHCARE by showing the variability of PROFUND VP HEALTHCARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTHCARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTHCARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                -22.69%
2003                 17.42%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTHCARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Healthcare                       17.42%     -4.99%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01
--------------------------------------------------------------------------------
Dow Jones U.S. Healthcare Sector Index(1)   19.43%     -3.01%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTHCARE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.04%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.04%
Fee Waivers/Reimbursements**                                          -0.06%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTHCARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Healthcare                $201       $634        $1,093      $2,364

                                                     ProFund VP Healthcare >  43

--------------------------------------------------------------------------------
>  PROFUND VP INDUSTRIAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INDUSTRIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INDUSTRIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIAL is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may under-perform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP INDUSTRIAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP INDUSTRIAL by comparing average annual total returns of PROFUND VP INDUSTRIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 28.40%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIAL for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Industrial                       28.40%     1.75%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     3.25%           05/01/02
--------------------------------------------------------------------------------
Dow Jones U.S. Industrial Sector Index(1)   33.24%     5.11%           05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution and Service (12b-1) Fees                                  0.25%
Other Expenses                                                         1.25%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.25%
Fee Waivers/Reimbursements**                                          -0.27%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Industrial                $201       $677        $1,180      $2,564

44  < ProFund VP Industrial

--------------------------------------------------------------------------------
>  PROFUND VP INTERNET
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INTERNET seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES COMPOSITE INTERNET INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INTERNET invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES COMPOSITE INTERNET INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INTERNET may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INTERNET will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INTERNET are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP INTERNET is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INTERNET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP INTERNET for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP INTERNET by comparing average annual total returns of PROFUND VP INTERNET to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INTERNET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                 77.99%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INTERNET for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was 6.24% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Internet                         77.99%     29.63%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      3.25%          05/01/02
--------------------------------------------------------------------------------
Dow Jones Composite Internet Index(1)       81.73%     34.42%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INTERNET.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.01%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.01%
Fee Waivers/Reimbursements**                                          -0.03%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INTERNET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Internet                  $201       $628        $1,080      $2,335

                                                       ProFund VP Internet >  45

--------------------------------------------------------------------------------
>  PROFUND VP PHARMACEUTICALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP PHARMACEUTICALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    5.60%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -8.02% (quarter ended september 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Pharmaceuticals                  5.60%      -5.26%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          28.68%       3.25%          05/01/02
Dow Jones U.S. Pharmaceuticals Index (1)    9.45%      -2.63%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.06%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              2.06%
Fee Waivers/Reimbursements**                        -0.08%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------
ProFund VP Pharmaceuticals           $201       $638       $1,101     $2,383

46  < ProFund VP Pharmaceuticals

--------------------------------------------------------------------------------
>  PROFUND VP PRECIOUS METALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX. However, until June 18, 2004, the Fund will seek daily investment results, before fees and expenses, that correspond to the daily performance of the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as its benchmark index. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP PRECIOUS METALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP PRECIOUS METALS by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    39.23%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -13.04% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Precious Metals                  39.23%     20.57%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                           28.68%      3.25%          05/01/02
Philadelphia Stock Exchange
  Gold/Silver Sector Index (1)(2)           43.95%     25.79%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) The index underlying the ProFund VP Precious Metals' benchmark will change from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       0.98%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.98%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Precious Metals           $201       $621        $1,068      $2,306

                                                ProFund VP Precious Metals >  47

--------------------------------------------------------------------------------
>  PROFUND VP REAL ESTATE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    0.02%
2003                   33.15%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 12.18% (quarter ended June 30, 2003) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Real Estate                      33.15%     13.54%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                           28.68%     -4.70%          01/22/01
Dow Jones U.S. Real Estate Index (1)        36.89%     17.14%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.02%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              2.02%
Fee Waivers/Reimbursements**                        -0.04%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------
ProFund VP Real Estate  $201      $630       $1,084     $2,345

48  < ProFund VP RealEstate

--------------------------------------------------------------------------------
>  PROFUND VPSEMICONDUCTOR
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SEMICONDUCTOR seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. SEMICONDUCTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SEMICONDUCTOR invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. SEMICONDUCTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SEMICONDUCTOR may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP SEMICONDUCTOR will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SEMICONDUCTOR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP SEMICONDUCTOR is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP SEMICONDUCTOR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SEMICONDUCTOR for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SEMICONDUCTOR by comparing average annual total returns of PROFUND VP SEMICONDUCTOR to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SEMICONDUCTOR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    88.32%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SEMICONDUCTOR for one quarter was 25.22% (quarter ended June 30,
2003) and the lowest return was 3.08% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Semiconductor                    88.32%     -1.32%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                           28.68%      3.25%          05/01/02
Dow Jones U.S. Semiconductor Index (1)      94.38%      1.64%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SEMICONDUCTOR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.05%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              2.05%
Fee Waivers/Reimbursements**                        -0.07%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SEMICONDUCTOR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------
proFund VP Semiconductor             $201       $636       $1,097     $2,374

                                                  ProFund VP Semiconductor >  49

--------------------------------------------------------------------------------
>  PROFUND VP TECHNOLOGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURN]

2002                  -40.68%
2003                   45.97%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Technology                       45.97%     -20.01%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                           28.68%      -4.70%         01/22/01
Dow Jones U.S. Technology Sector Index (1)  51.04%     -17.43%         01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       0.93%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.93%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                         1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------
ProFund VP Technology    $196       $606       $1,042     $2,254

50  < ProFund VP Technology

--------------------------------------------------------------------------------
>  PROFUND VP TELECOMMUNICATIONS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                  -37.83%
2003                    2.46%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Telecommunications               2.46%      -23.33%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          28.68%       -4.70%         01/22/01
Dow Jones U.S. Telecommunications
  Sector Index (1)                          7.33%      -19.45%         01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.06%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              2.06%
Fee Waivers/Reimbursements**                        -0.08%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
proFund VP Telecommunications     $201       $638       $1,101     $2,383

                                             ProFund VP Telecommunications >  51

--------------------------------------------------------------------------------
>  PROFUND VP UTILITIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. UTILITIES SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. UTILITIES SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP UTILITIES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP UTILITIES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP UTILITIES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP UTILITIES is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP UTILITIES' investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP UTILITIES by showing the variability of PROFUND VP UTILITIES returns from year to year and below shows the performance of for the latest calendar year. The table below provides an indication of the risks of investing in by comparing average annual total returns of PROFUND VP UTILITIES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP UTILITIES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                  -23.94%
2003                   21.37%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP UTILITIES for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE       SINCE        INCEPTION
As of December 31, 2003          YEAR      INCEPTION    DATE
-----------------------------------------------------------------
ProFund VP Utilities             21.37%    -8.92%       01/22/01
-----------------------------------------------------------------
S&P 500 Index (1)                28.68%    -4.70%       01/22/01
Dow Jones U.S. Utilities
  Sector Index (1)               24.91%    -6.12%       01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP UTILITIES.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.06%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              2.06%
Fee Waivers/Reimbursements**                        -0.08%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP UTILITIES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------
PROFUND VP UTILITIES   $201       $638       $1,101     $2,383

52  < ProFund VP Utilities

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

>  expect the price on the most recently issued 30-year U.S.
   Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY MAY BE APPROPRIATE FOR INVESTORS WHO:

>  expect the price on the most recently issued 30-year U.S.
   Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

>  BOND BENCHMARKED PROFUNDSVP

                                                                                     DAILY
PROFUND VP                 SECURITY                                                BENCHMARK
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT PLUS       Most recently issued 30-year U.S. Treasury Bond            125%
RISING RATES OPPORTUNITY   Most recently issued 30-year U.S. Treasury Bond     125% of the Inverse

                                              Bond Benchmarked ProFunds VP >  53

--------------------------------------------------------------------------------
>  PROFUND VP U.S. GOVERNMENT PLUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP U.S. GOVERNMENT PLUS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    -2.55%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 6.19% (quarter ended June 30, 2003) and the lowest return was -5.10% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE        INCEPTION
As of December 31, 2003              YEAR      INCEPTION    DATE
---------------------------------------------------------------------
ProFund VP U.S. Government Plus      -2.55%    8.13%        05/01/02
---------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)   2.20%    9.40%        05/01/02
---------------------------------------------------------------------
Most Recently Issued Long Bond (2)    0.77%    9.71%        05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least
    $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.50%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       0.99%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.74%
Fee Waivers/Reimbursements**                        -0.01%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.73%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------
Profund VP U.S. Government Plus     $176       $547       $943      $2,051

54  < ProFund VP U.S. Government Plus

--------------------------------------------------------------------------------
>  PROFUND VP RISING RATES OPPORTUNITY(R)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.
PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP RISING RATES OPPORTUNITY for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    -4.11%

[END CHART]

DURING THE PERIOD COVERED IN THE BAR CHART, THE HIGHEST RETURN ON SHARES OF PROFUND VP RISING RATES OPPORTUNITY FOR ONE QUARTER WAS 3.14% (QUARTER ENDED SEPTEMBER 30, 2003) AND THE LOWEST RETURN WAS -7.09% (QUARTER ENDED JUNE 30,
2003).

AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE        INCEPTION
As of December 31, 2003               YEAR     INCEPTION    DATE
---------------------------------------------------------------------
ProFund VP Rising Rates Opportunity   -4.11%   -14.01%      05/01/02
---------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)    2.20%     9.40%      05/01/02
---------------------------------------------------------------------
Most Recently Issued Long Bond (2)     0.77%     9.71%      05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       0.91%
                                                     -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.91%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity  $194       $600       $1,032    $2,233

                                    ProFund VP Rising Rates Opportunity(R) >  55

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56

--------------------------------------------------------------------------------
PROFUND VP MONEY MARKET MAY BE
APPROPRIATE FOR INVESTORS WHO:
--------------------------------------------------------------------------------

>  seek current income consistent
   with liquidity and preservation of
   capital.

>  PROFUND VPMONEY MARKET

                                                   ProFund VP Money Market >  57

--------------------------------------------------------------------------------
>  PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

  > have received the highest short-term rating from two nationally recognized statistical rating organizations;

  > have received the highest short-term rating from one rating organization (if only one organization rates the security);

  > if unrated, are determined to be of similar quality by ProFund Advisors; or

  > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

  > CREDIT RISK: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

  > SECURITY SELECTION RISK: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause PROFUND VP MONEY MARKET'S yield to lag behind those of similar money market funds.

  > PREPAYMENT RISK: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

  > FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK: Because PROFUND VP MONEY
    MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S.
    and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    0.21%
2003                    0.12%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE      SINCE        INCEPTION
As of December 31, 2003          YEAR     INCEPTION    DATE
----------------------------------------------------------------
ProFund VP Money Market          0.12%    0.19%        10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2003 was 0.05%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       0.43%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.43%
Fee Waivers/Reimbursements**                        -0.08%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.35%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

58  < ProFund VP Money Market

--------------------------------------------------------------------------------
>  PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Money Market              $137       $445        $774        $1,706

                                                   ProFund VP Money Market >  59

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60

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

"The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

                                           General ProFunds VP Information >  61

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains, if any, as follows:

                                                       CAPITAL
                                 DIVIDENDS              GAINS
        PROFUND NAME       ACCRUED        PAID           PAID
-----------------------------------------------------------------
VP MONEY MARKET            Daily         Monthly       Annually*
-----------------------------------------------------------------

VP U.S. GOVERNMENT PLUS    Daily         Monthly       Annually*
-----------------------------------------------------------------

VP REAL ESTATE             Quarterly     Quarterly     Annually*
-----------------------------------------------------------------

ALL OTHER PROFUNDS VP      Annually      Annually      Annually
-----------------------------------------------------------------

*PROFUND VP MONEY MARKET, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP REAL
  ESTATE reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some

62  < General ProFunds VP Information

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices. The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes. The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The RUSSELL 2000 INDEX is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the Russell 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning," requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Value Index included 227 companies with capitalizations between $492.4 million and $8.2 billion.

                                           General ProFunds VP Information >  63

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

The S&P MIDCAP 400/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Growth Index included 173 companies with capitalizations between $416.5 million and $11.9 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Value Index included 371 companies with capitalizations between $62.5 million and $2.3 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Growth Index included 229 companies with capitalizations between $89.8 million and $2.9 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Asia 30 Index included companies with capitalizations between $295.6 million and $88.6 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Europe 30 Index included companies with capitalizations between $2.7 billion and $99.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The NIKKEI 225 STOCK AVERAGE INDEX (Nikkei Index) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Index is calculated from the prices of the 225 Tokyo Stock Exchange (TSE) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei Index are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $416.6 million and $11.9 billion.

The DOW JONES U.S. BANKS INDEX measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2004, the average capitalization of the Index was approximately $9.0 billion.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2004, the average capitalization of the Index was approximately $4.6 billion.

The DOW JONES U.S. BIOTECHNOLOGY INDEX measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2004, the average capitalization of the Index was approximately $3.6 billion.

The DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2004, the average capitalization of the Index was approximately $5.8 billion.

The DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2004, the average capitalization of the Index was approximately $10.2 billion.

The DOW JONES U.S. ENERGY SECTOR INDEX measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2004, the average capitalization of the Index was approximately $9.2 billion.

The DOW JONES U.S. FINANCIAL SECTOR INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2004,

64  < General ProFunds VP Information

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

the average capitalizationof the Index was approximately $8.4 billion.

The DOW JONES U.S. HEALTHCARE SECTOR INDEX measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2004, the average capitalization of the Index was approximately $8.9 billion.

The DOW JONES U.S. INDUSTRIAL SECTOR INDEX measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2004, the average capitalization of the Index was approximately $5.4 billion.

The DOW JONES COMPOSITE INTERNET INDEX measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2004, the average capitalization of the Index was approximately $2.4 billion.

The DOW JONES U.S. PHARMACEUTICALS INDEX measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2004, the average capitalization of the Index was approximately $26.3 billion.

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with anaverage capitalization as of March 31, 2004 of approximately $5.9 billion.

The PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2004, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2004, the average capitalization of the Index was approximately $2.6 billion.

The DOW JONES U.S. SEMICONDUCTOR INDEX measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2004, the average capitalization of the Index was approximately $6.6 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2004, the average capitalization of the Index was approximately $7.2 billion.

The DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2004, the average capitalization of the Index was approximately $17.6 billion.

The DOW JONES U.S. UTILITIES SECTOR INDEX measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2004, the average capitalization of the Index was approximately $4.8 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
and "S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/Barra Value Index," "S&P SmallCap 600/Barra Growth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones" and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). The "Nikkei 225 Stock Average" is a trademark of Nihon Keizai Shimbun, Inc. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

  > Sponsor, endorse, sell or promote the SECTOR PROFUNDS VP (together, the "ProFunds VP").

  > Recommend that any person invest in the ProFunds VP or any other securities.

  > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

  > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

  > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any war- ranty, express or implied, and Dow Jones disclaims any warranty about:

  > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

  > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

  > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

                                           General ProFunds VP Information >  65

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

66  < General ProFunds VP Information

--------------------------------------------------------------------------------
>  PROFUNDS MANAGEMENT
--------------------------------------------------------------------------------

"The ProFunds' Board of Trustees is
responsible for the general supervision
of the ProFunds. The ProFunds' officers are responsible for the day-to-day operations of the ProFunds."

                                                       ProFunds Management >  67

--------------------------------------------------------------------------------
>  PROFUNDS MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------
      BULL                                           0.75%
      SMALL-CAP                                      0.75%
      OTC                                            0.75%
      MID-CAP VALUE                                  0.67%
      MID-CAP GROWTH                                 0.72%
      SMALL-CAP VALUE                                0.67%
      SMALL-CAP GROWTH                               0.73%
      ASIA 30                                        0.75%
      EUROPE 30                                      0.75%
      JAPAN                                          0.75%
      ULTRABULL                                      0.57%
      ULTRAMID-CAP                                   0.66%
      ULTRASMALL-CAP                                 0.73%
      ULTRAOTC                                       0.73%
      BEAR                                           0.75%
      SHORT SMALL-CAP                                0.15%
      SHORT OTC                                      0.75%
      BANKS                                          0.49%
      BASIC MATERIALS                                0.70%
      BIOTECHNOLOGY                                  0.70%
      CONSUMER CYCLICAL                              0.43%
      CONSUMER NON-CYCLICAL                          0.46%
      ENERGY                                         0.65%
      FINANCIAL                                      0.67%
      HEALTHCARE                                     0.70%
      INDUSTRIAL                                     0.52%
      INTERNET                                       0.72%
      PHARMACEUTICALS                                0.68%
      PRECIOUS METALS                                0.75%
      REAL ESTATE                                    0.71%
      SEMICONDUCTOR                                  0.69%
      TECHNOLOGY                                     0.75%
      TELECOMMUNICATIONS                             0.67%
      UTILITIES                                      0.68%
      U.S. GOVERNMENT PLUS                           0.49%
      RISING RATES OPPORTUNITY                       0.75%
      MONEY MARKET                                   0.39%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------
      BULL                                           0.15%
      SMALL-CAP                                      0.15%
      OTC                                            0.15%
      MID-CAP VALUE                                  0.13%
      MID-CAP GROWTH                                 0.14%
      SMALL-CAP VALUE                                0.13%
      SMALL-CAP GROWTH                               0.15%
      ASIA 30                                        0.15%
      EUROPE 30                                      0.15%
      JAPAN                                          0.15%
      ULTRABULL                                      0.11%
      ULTRAMID-CAP                                   0.13%
      ULTRASMALL-CAP                                 0.15%
      ULTRAOTC                                       0.15%
      BEAR                                           0.15%
      SHORT SMALL-CAP                                0.03%
      SHORT OTC                                      0.15%
      BANKS                                          0.10%
      BASIC MATERIALS                                0.14%
      BIOTECHNOLOGY                                  0.14%
      CONSUMER CYCLICAL                              0.09%
      CONSUMER NON-CYCLICAL                          0.09%
      ENERGY                                         0.13%
      FINANCIAL                                      0.13%
      HEALTHCARE                                     0.14%
      INDUSTRIAL                                     0.10%
      INTERNET                                       0.14%
      PHARMACEUTICALS                                0.14%
      PRECIOUS METALS                                0.15%
      REAL ESTATE                                    0.14%
      SEMICONDUCTOR                                  0.14%
      TECHNOLOGY                                     0.15%
      TELECOMMUNICATIONS                             0.13%
      UTILITIES                                      0.14%
      U.S. GOVERNMENT PLUS                           0.15%
      RISING RATES OPPORTUNITY                       0.15%
      MONEY MARKET                                   0.08%

68  < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED
TO HELP YOU UNDERSTAND THE
FINANCIAL HISTORY OF EACH PROFUND
VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

The total return information represents the rate of return andthe per share operating performance that an investor wouldhave earned (or lost) on aninvestment in a ProFundVP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is available upon request.

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Financial Highlights >  69

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.48                  $26.94                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.05)(b)               (0.04)(b)                (0.11)(b)
Net realized and unrealized gains (losses) on investments                 5.29                  (6.42)                   (2.95)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            5.24                  (6.46)                   (3.06)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $25.72                  $20.48                   $26.94
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            25.59%                (23.98)%                 (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                   1.91%                    2.25%
Net expenses(d)                                                          1.87%                   1.91%                    2.25%
Net investment income (loss)(d)                                        (0.24)%                 (0.18)%                  (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $223,123                 $92,750                  $20,586
Portfolio turnover rate(e)                                                392%                    260%                     325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

70  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $22.15                  $28.56                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.14)(b)               (0.16)(b)                (0.10)(b)
Net realized and unrealized gains (losses) on investments                 9.61                  (6.25)                   (1.34)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            9.47                  (6.41)                   (1.44)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $31.62                  $22.15                   $28.56
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            42.75%                (22.44)%                  (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.73%                   1.97%                    2.65%
Net expenses(d)                                                          1.73%                   1.97%                    2.25%
Net investment income (loss)(d)                                        (0.52)%                 (0.62)%                  (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $127,335                 $38,612                  $19,965
Portfolio turnover rate(e)                                                189%                    527%                   2,627%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  71

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OTC
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.76                  $17.53                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.22)(b)               (0.23)(b)                (0.27)(b)
Net realized and unrealized gains (losses) on investments                 5.25                  (6.54)                  (12.20)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            5.03                  (6.77)                  (12.47)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $15.79                  $10.76                   $17.53
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            46.75%                (38.62)%                 (41.57)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                   2.03%                    1.91%
Net expenses(d)                                                          1.95%                   1.98%                    1.91%
Net investment income (loss)(d)                                        (1.68)%                 (1.75)%                  (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $154,003                 $76,250                  $70,774
Portfolio turnover rate(e)                                                510%                    534%                     918%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

72  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.25                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.05)(b)                (0.02)(b)
Net realized and unrealized gains (losses) on investments                                         8.36                   (6.73)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    8.31                   (6.75)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $31.56                   $23.25
                                                                                                ======                   ======

TOTAL RETURN                                                                                    35.74%                 (22.50)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.25%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.20)%                  (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $50,575                  $12,487
Portfolio turnover rate(e)                                                                      1,012%                   1,361%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  73

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP GROWTH
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.36                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.35)(b)                (0.21)(b)
Net realized and unrealized gains (losses) on investments                                         6.87                   (6.43)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    6.52                   (6.64)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                                               (0.08)                       -
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $29.80                   $23.36
                                                                                                ======                   ======
TOTAL RETURN                                                                                    27.91%                 (22.13)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.02%                    2.22%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (1.31)%                  (1.32)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $46,561                  $15,064
Portfolio turnover rate(e)                                                                        678%                   1,594%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

74  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $21.51                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.22)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                                         7.68                   (8.40)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    7.46                   (8.49)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $28.97                   $21.51
                                                                                                ======                   ======
TOTAL RETURN                                                                                    34.68%                 (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.45%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.87)%                  (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                             $147,174                  $29,165
Portfolio turnover rate(e)                                                                        906%                   1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  75

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.34                   $30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)                                                                    (0.37)(b)                (0.21)(b)
Net realized and unrealized gains (losses) on investments                                         8.38                   (6.45)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    8.01                   (6.66)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $31.35                   $23.34
                                                                                                ======                   ======
TOTAL RETURN                                                                                    34.32%                 (22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.00%                    2.20%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (1.36)%                  (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                             $153,401                  $23,968
Portfolio turnover rate(e)                                                                        785%                   1,260%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

76  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ASIA 30
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.51                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                      0.17(b)                  0.06(b)
Net realized and unrealized gains (losses) on investments                                        15.09                   (6.55)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                   15.26                   (6.49)
                                                                                                ------                   ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                           (0.01)                        -
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $38.76                   $23.51
                                                                                                ======                   ======
TOTAL RETURN                                                                                    64.92%                 (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                1.93%                    2.03%
Net expenses(d)                                                                                  1.93%                    1.98%
Net invesment income (loss)(d)                                                                   0.54%                    0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $49,138                  $18,576
Portfolio turnover rate(e)                                                                        831%                   1,321%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method. (c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  77

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

                                                                                                                 FOR THE PERIOD
                                           FOR THE           FOR THE           FOR THE            FOR THE      OCTOBER 18, 1999(a)
                                        YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED               THROUGH
                                      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,          DECEMBER 31,
                                              2003              2002              2001               2000                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $18.01            $24.26            $31.98             $36.82                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                  0.05(b)           0.07(b)         (0.04)(b)            0.09(b)             (0.04)
Net realized and unrealized gains
   (losses) on investments                    6.92            (6.32)            (7.68)             (4.79)                  6.86
                                            ------            ------            ------             ------                ------
Total income (loss) from investment
   activities                                 6.97            (6.25)            (7.72)             (4.70)                  6.82
                                            ------            ------            ------             ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                       (0.02)                 -                 -                  -                     -
Net realized gains on investments                -                 -                 -             (0.14)                     -
                                            ------            ------            ------             ------                ------
Total distributions                         (0.02)                 -                 -             (0.14)                     -
                                            ------            ------            ------             ------                ------
NET ASSET VALUE, END OF PERIOD              $24.96            $18.01            $24.26             $31.98                $36.82
                                            ======            ======            ======             ======                ======
TOTAL RETURN                                38.73%          (25.76)%          (24.14)%           (12.75)%                22.73%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                            1.91%             2.03%             1.89%              1.65%                 2.39%
Net expenses(d)                              1.91%             1.98%             1.89%              1.65%                 1.78%
Net investment income (loss)(d)              0.25%             0.33%           (0.14)%              0.26%               (1.00)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $142,019           $33,119           $52,253            $25,004                $3,262
Portfolio turnover rate(e)                    376%            1,280%            1,002%             1,434%                  100%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

78  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP JAPAN
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $21.96                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.28)(b)                (0.14)(b)
Net realized and unrealized gains (losses) on investments                                         6.16                   (7.90)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    5.88                   (8.04)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $27.84                   $21.96
                                                                                                ======                   ======
TOTAL RETURN                                                                                    26.78%                 (26.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                1.95%                    2.06%
Net expenses(d)                                                                                  1.95%                    1.98%
Net investment income (loss)(d)                                                                (1.12)%                  (0.85)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $25,188                   $3,072
Portfolio turnover rate(e)                                                                           -                        -

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  79

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $14.51                  $22.71                   $30.00
Net investment income (loss)                                            (0.05)(b)               (0.08)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                 7.73                  (8.12)                   (7.20)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            7.68                  (8.20)                   (7.29)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $22.19                  $14.51                   $22.71
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            52.93%                (36.11)%                 (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.07%                   2.12%                    1.94%
Net expenses(d)                                                          1.84%                   1.98%                    1.94%
Net investment income (loss)(d)                                        (0.32)%                 (0.46)%                  (0.42)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $68,318                 $42,288                  $64,186
Portfolio turnover rate(e)                                              1,124%                  1,249%                     682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

80  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $17.32                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.20)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                                        12.34                  (12.59)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                   12.14                  (12.68)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $29.46                   $17.32
                                                                                                ======                   ======
TOTAL RETURN                                                                                    70.09%                 (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.36%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.88)%                  (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $38,653                  $20,777
Portfolio turnover rate(e)                                                                      1,202%                   2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  81

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                           FOR THE            FOR THE           FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED               THROUGH
                                      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                              2003               2002              2000              2001                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $14.64             $25.51            $27.61            $35.99                $30.00
Net investment income (loss)                (0.14)(b)          (0.16)(b)         (0.17)(b)         (0.04)(b)               0.06(b)
Net realized and unrealized gains
   (losses) on investments                   14.70            (10.71)            (1.93)            (7.90)                  5.93
                                            ------             ------            ------            ------                ------
Total income (loss) from investment
   activities                                14.56            (10.87)            (2.10)            (7.94)                  5.99
                                            ------             ------            ------            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                            -                  -                 -            (0.02)                     -
Net realized gains on investments                -                  -                 -            (0.42)                     -
                                            ------             ------            ------            ------                ------
Total distributions                              -                  -                 -            (0.44)                     -
                                            ------             ------            ------            ------                ------
NET ASSET VALUE, END OF PERIOD              $29.20             $14.64            $25.51            $27.61                $35.99
                                            ======             ======            ======            ======                ======
TOTAL RETURN                                99.45%           (42.61)%           (7.61)%          (22.14)%                19.97%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                            2.00%              2.15%             2.11%             2.24%                 2.53%
Net expenses(d)                              1.98%              1.98%             2.11%             1.95%                 1.70%
Net investment income (loss)(d)            (0.66)%            (0.78)%           (0.69)%           (0.12)%                 1.75%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $88,165            $30,561           $89,041           $33,388                $9,804
Portfolio turnover rate(e)                    572%             1,511%              842%            1,971%                  686%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

82  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

                                                                                                                FOR THE PERIOD
                                          FOR THE           FOR THE            FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                       YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED               THROUGH
                                     DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,          DECEMBER 31,
                                             2003              2002               2001              2000                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $1.50             $4.83             $15.44            $70.93                $30.00
Investment Activities:
Net investment income (loss)               (0.04)(b)         (0.04)(b)          (0.11)(b)         (0.40)(b)             (0.06)
Net realized and unrealized gains
   (losses) on investments                   1.58            (3.29)            (10.50)           (51.29)                 40.99
                                            -----             -----              -----            ------                ------
Total income (loss) from investment
   activities                                1.54            (3.33)            (10.61)           (51.69)                 40.93
                                            -----             -----              -----            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments               -                 -                  -            (3.80)                     -
                                            -----             -----              -----            ------                ------
NET ASSET VALUE, END OF PERIOD              $3.04             $1.50              $4.83            $15.44                $70.93
                                            =====             =====              =====            ======                ======
TOTAL RETURN                              102.67%          (68.94)%           (68.72)%          (73.37)%               136.43%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                           1.97%             2.08%              1.95%             1.65%                 1.97%
Net expenses(d)                             1.94%             1.98%              1.95%             1.65%                 1.65%
Net investment income (loss)(d)           (1.59)%           (1.64)%            (1.60)%           (0.79)%               (0.77)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $114,077           $53,188           $102,131          $115,498               $67,898
Portfolio turnover rate(e)                   768%              982%               465%              683%                  101%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  83

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $42.29                  $35.07                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.36)(b)               (0.23)(b)                  0.26(b)
Net realized and unrealized gains (losses) on investments              (10.04)                    7.53                     4.81
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                         (10.40)                    7.30                     5.07
                                                                        ------                  ------                   ------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                                        -                  (0.08)                        -
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $31.89                  $42.29                   $35.07
                                                                        ======                  ======                   ======
TOTAL RETURN                                                          (24.59)%                  20.82%                   16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.98%                   2.03%                    1.89%
Net expenses(d)                                                          1.98%                   1.98%                    1.89%
Net investment income (loss)(d)                                        (0.96)%                 (0.57)%                    0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $54,301                 $77,938                  $37,290
Portfolio turnover rate(e)                                                   -                       -                   1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

84  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE        SEPTEMBER 3, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $28.74                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.20)(b)                (0.02)(b)
Net realized and unrealized gains (losses) on investments                                       (9.72)                   (1.24)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                  (9.92)                   (1.26)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $18.82                   $28.74
                                                                                                ======                   ======
TOTAL RETURN                                                                                  (34.52)%                  (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.71%                    1.73%
Net expenses(d)                                                                                  1.98%                    1.73%
Net investment income (loss)(d)                                                                (0.80)%                  (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                                 $125                   $2,173
Portfolio turnover rate(e)                                                                           -                        -

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  85

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $33.37                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                (0.24)(b)              (0.09)(b)
Net realized and unrealized gains (losses) on investments                                  (12.21)                   3.46(c)
                                                                                          --------                -------
Total income (loss) from investment activities                                             (12.45)                   3.37
                                                                                          --------                -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.21)                      -
                                                                                          --------                -------
NET ASSET VALUE, END OF PERIOD                                                              $20.71                 $33.37
                                                                                          ========                =======
TOTAL RETURN                                                                              (37.31)%                 11.23%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                            1.99%                  1.96%
Net expenses(e)                                                                              1.98%                  1.96%
Net investment income (loss)(e)                                                            (0.93)%                (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $31,524                $14,030
Portfolio turnover rate(f)                                                                       -                      -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

86  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BANKS
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.98                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.38(b)                0.19(b)
Net realized and unrealized gains (losses) on investments                                     7.25                 (4.21)
                                                                                            ------               --------
Total income (loss) from investment activities                                                7.63                 (4.02)
                                                                                            ------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.50)                      -
                                                                                            ------               --------
NET ASSET VALUE, END OF PERIOD                                                              $33.11                 $25.98
                                                                                            ======               ========
TOTAL RETURN                                                                                29.39%               (13.40)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.30%                  2.11%
Net expenses(d)                                                                              1.98%                  1.98%
Net investment income (loss)(d)                                                              1.30%                  1.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $5,759                 $5,782
Portfolio turnover rate(e)                                                                  1,457%                 1,183%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  87

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.66                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.22(b)                0.23(b)
Net realized and unrealized gains (losses) on investments                                     7.88                 (4.57)
                                                                                           -------               --------
Total income (loss) from investment activities                                                8.10                 (4.34)
                                                                                           -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.02)                      -
                                                                                           -------               --------
NET ASSET VALUE, END OF PERIOD                                                              $33.74                 $25.66
                                                                                           =======               ========
TOTAL RETURN                                                                                31.58%               (14.47)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.03%                  2.21%
Net expenses(d)                                                                              1.97%                  1.98%
Net investment income (loss)(d)                                                              0.75%                  1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $50,929                 $3,851
Portfolio turnover rate(e)                                                                  1,009%                 2,498%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

88  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY
================================================================================

                                                                                                           FOR THE PERIOD
                                                                    FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                 YEAR ENDED             YEAR ENDED                THROUGH
                                                          DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.71                 $25.44                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.37)(b)              (0.35)(b)              (0.48)(b)
Net realized and unrealized gains (losses) on investments              6.62                 (9.19)                 (4.08)
                                                                     ------               --------               --------
Total income (loss) from investment activities                         6.25                 (9.54)                 (4.56)
                                                                     ------               --------               --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gains on investments                                         -                 (0.19)                      -

NET ASSET VALUE, END OF PERIOD                                       $21.96                 $15.71                 $25.44
                                                                     ======               ========               ========
TOTAL RETURN                                                         39.78%               (37.51)%               (15.20)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                     2.04%                  2.16%                  2.03%
Net expenses(d)                                                       1.98%                  1.98%                  2.03%
Net investment income (loss)(d)                                     (1.87)%                (1.91)%                (1.98)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $14,342                $14,246                $44,247
Portfolio turnover rate(e)                                             848%                 1,049%                 1,044%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  89

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER CYCLICAL
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $21.98                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                (0.30)(b)              (0.17)(b)
Net realized and unrealized gains (losses) on investments                                     6.19                 (7.85)
                                                                                            ------               --------
Total income (loss) from investment activities                                                5.89                 (8.02)
                                                                                            ------               --------
NET ASSET VALUE, END OF PERIOD                                                              $27.87                 $21.98
                                                                                            ======               ========
TOTAL RETURN                                                                                26.80%               (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.33%                  2.65%
Net expenses(d)                                                                              1.96%                  1.98%
Net investment income (loss)(d)                                                            (1.19)%                (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $3,777                 $3,439
Portfolio turnover rate(e)                                                                  2,100%                 2,644%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

90  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER NON-CYCLICAL
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.11                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.04(b)                0.04(b)
Net realized and unrealized gains (losses) on investments                                     4.59                 (4.93)
                                                                                            ------               --------
Total income (loss) from investment activities                                                4.63                 (4.89)
                                                                                            ------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.21)                      -
                                                                                            ======               ========
NET ASSET VALUE, END OF PERIOD                                                              $29.53                 $25.11

TOTAL RETURN                                                                                18.46%               (16.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.33%                  2.10%
Net expenses(d)                                                                              1.98%                  1.98%
Net investment income (loss)(d)                                                              0.13%                  0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $2,406                 $4,952
Portfolio turnover rate(e)                                                                  1,472%                 1,057%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                     Financial Highlights >   91

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ENERGY
================================================================================

                                                                                                           FOR THE PERIOD
                                                                    FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                 YEAR ENDED             YEAR ENDED                THROUGH
                                                          DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                 $23.17                 $27.93                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.01)(b)              (0.05)(b)                   -(b),(c)
Net realized and unrealized gains (losses) on investments              5.17                 (4.71)                 (2.07)
                                                                    -------               --------                -------
Total income (loss) from investment activities                         5.16                 (4.76)                 (2.07)
                                                                    -------               --------                -------
NET ASSET VALUE, END OF PERIOD                                       $28.33                 $23.17                 $27.93
                                                                    =======               ========                =======
TOTAL RETURN                                                         22.27%               (17.04)%                (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                     2.09%                  2.16%                  2.05%
Net expenses(e)                                                       1.98%                  1.98%                  2.05%
Net investment income (loss)(e)                                     (0.05)%                (0.18)%                (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $44,398                $19,283                $24,007
Portfolio turnover rate(f)                                           1,091%                 1,632%                 1,169%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

92  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANNCIAL
================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $23.85                $28.02                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.11(b)               0.06(b)                0.04(b)
Net realized and unrealized gains (losses) on investments             6.80                (4.23)                 (2.02)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        6.91                (4.17)                 (1.98)
                                                                   -------              --------                -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                               (0.04)                     -                      -
                                                                   -------              --------                -------
NET ASSET VALUE, END OF PERIOD                                      $30.72                $23.85                 $28.02
                                                                   =======              ========                =======
TOTAL RETURN                                                        28.99%              (14.88)%                (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.07%                 2.14%                  2.10%
Net expenses(d)                                                      1.98%                 1.98%                  2.10%
Net investment income (loss)(d)                                      0.42%                 0.22%                  0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $21,024               $11,898                $20,089
Portfolio turnover rate(e)                                            726%                1,341%                 1,330%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  93

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP HEALTHCARE
================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $21.98                $28.43                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.15)(b)             (0.13)(b)              (0.30)(b)
                                                                   -------              --------                -------
Net realized and unrealized gains (losses) on investments             3.98                (6.32)                 (1.27)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        3.83                (6.45)                 (1.57)
                                                                   =======              ========                =======
NET ASSET VALUE, END OF PERIOD                                      $25.81                $21.98                 $28.43

TOTAL RETURN                                                        17.42%              (22.69)%                (5.23)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.04%                 2.14%                  2.06%
Net expenses(d)                                                      1.97%                 1.98%                  2.06%
Net investment income (loss)(d)                                    (0.63)%               (0.54)%                (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $25,286               $14,622                $33,227
Portfolio turnover rate(e)                                            877%                  897%                 1,032%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

94  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INDUSTRIAL
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $24.05                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.01)(b)             (0.01)(b)
Net realized and unrealized gains (losses) on investments             6.84                (5.94)
                                                                   -------              --------
Total income (loss) from investment activities                        6.83                (5.95)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $30.88                $24.05
                                                                   =======              ========
TOTAL RETURN                                                        28.40%              (19.83)%(c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.25%                 2.65%
Net expenses(d)                                                      1.98%                 1.98%
Net investment income (loss)(d)                                    (0.05)%               (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $11,751                $1,134
Portfolio turnover rate(e)                                          1,997%                  906%(c)

================================================================================
(a)    Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)    Not annualized for periods less than one year.
(d)    Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  95

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INTERNET
===============================================================================

                                                                                   FOR THE PERIOD
                                                                   FOR THE            MAY 1, 2002(a)
                                                                YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $25.99                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.75)(b)              (0.35)(b)
Net realized and unrealized gains (losses) on investments            21.02                 (3.66)(c)
                                                                   -------               --------
Total income (loss) from investment activities                       20.27                 (4.01)
                                                                   -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains on investments                                   (0.45)                      -
                                                                   -------               --------
NET ASSET VALUE, END OF PERIOD                                      $45.81                 $25.99
                                                                   =======               ========
TOTAL RETURN                                                        77.99%               (13.37)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                    2.01%                  2.04%
Net expenses(e)                                                      1.98%                  1.98%
Net investment income (loss)(e)                                    (1.97)%                (1.97)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $14,882                $28,880
Portfolio turnover rate(f)                                            803%                   505%(d)

===============================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

96  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS
================================================================================

                                                                                   FOR THE PERIOD
                                                                   FOR THE            MAY 1, 2002(a)
                                                                YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $25.96                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.09)(b)                   -(b),(c)
Net realized and unrealized gains (losses) on investments             1.51(d)              (4.04)
                                                                   -------               --------
Total income (loss) from investment activities                        1.42                 (4.04)
                                                                   -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                   (1.45)                      -
                                                                   -------               --------
NET ASSET VALUE, END OF PERIOD                                      $25.93                 $25.96
                                                                   =======                =======
TOTAL RETURN                                                         5.60%               (13.47)%(e)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)                                                    2.06%                  2.12%
Net expenses(f)                                                      1.98%                  1.98%
Net investment income (loss)(f)                                    (0.33)%                (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $11,851                 $3,414
Portfolio turnover rate(g)                                          2,569%                 1,709%(e)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)  Not annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures ontracts) having a maturity of less than one year.

                                                      Financial Highlights >  97

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $29.44                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.31)(b)            (0.07)(b)
Net realized and unrealized gains (losses) on investments            11.86                (0.49)
                                                                   -------               -------
Total income (loss) from investment activities                       11.55                (0.56)
                                                                   -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.99                $29.44
                                                                   =======               =======
TOTAL RETURN                                                        39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.98%                 1.98%
Net expenses(d)                                                      1.97%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $76,218               $55,639
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

98  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                        FOR THE PERIOD
                                                                   FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $31.16                $32.72                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses) on investments             9.14                (1.34)                  1.19
                                                                   -------               -------               -------
Total income (loss) from investment activities                       10.23                  0.04                  2.72
                                                                   -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.50)                (1.37)                     -
Return of capital                                                        -                (0.23)                     -
                                                                   -------               -------               -------
Total distributions                                                 (0.50)                (1.60)                     -
                                                                   -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.89                $31.16                $32.72
                                                                   =======               =======               =======
TOTAL RETURN                                                        33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.02%                 2.13%                 1.99%
Net expenses(d)                                                      1.98%                 1.98%                 1.99%
Net investment income (loss)   (d)                                   3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $39,613               $20,920               $39,414
Portfolio turnover rate(e)                                          1,113%                1,163%                  753%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  99

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SEMICONDUCTOR
================================================================================

                                                                                 FOR THE PERIOD
                                                                   FOR THE          MAY 1, 2002(a)
                                                                YEAR ENDED              THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $15.58               $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.41)(b)            (0.24)(b)
Net realized and unrealized gains (losses) on investments            14.17              (14.18)
                                                                   -------             --------
Total income (loss) from investment activities                       13.76              (14.42)
                                                                   -------             --------
NET ASSET VALUE, END OF PERIOD                                      $29.34               $15.58
                                                                   =======             ========
TOTAL RETURN                                                        88.32%             (48.07)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.05%                2.33%
Net expenses(d)                                                      1.98%                1.98%
Net investment income (loss)(d)                                    (1.72)%              (1.89)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $18,332               $3,790
Portfolio turnover rate(e)                                          1,364%                 886%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

100  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                       FOR THE PERIOD
                                                                   FOR THE              FOR THE      JANUARY 22, 2001 (a)
                                                                YEAR ENDED           YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.66               $17.97                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.20)(b)            (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses) on investments             5.10               (7.07)               (11.69)
                                                                   -------             --------              --------
Total income (loss) from investment activities                        4.90               (7.31)               (12.03)
                                                                   -------             --------              --------
NET ASSET VALUE, END OF PERIOD                                      $15.56               $10.66                $17.97
                                                                   =======             ========              ========
TOTAL RETURN                                                        45.97%             (40.68)%              (40.10)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.93%                2.27%                 2.10%
Net expenses(d)                                                      1.93%                1.98%                 2.10%
Net investment income (loss)(d)                                    (1.47)%              (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $30,631              $15,271               $15,410
Portfolio turnover rate(e)                                            702%               1,208%                2,548%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                     Financial Highlights >  101

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS
================================================================================

                                                                                                       FOR THE PERIOD
                                                                  FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                               YEAR ENDED            YEAR ENDED               THROUGH
                                                        DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses) on investments            0.02(c)             (8.06)                (8.15)
                                                                   ------              --------              --------
Total income (loss) from investment activities                       0.33                (8.16)                (8.43)
                                                                   ------              --------              --------
NET ASSET VALUE, END OF PERIOD                                     $13.74                $13.41                $21.57
                                                                   ======              ========              ========
TOTAL RETURN                                                        2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                   2.06%                 2.19%                 2.17%
Net expenses(e)                                                     1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                                     2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $7,488               $16,796                $4,150
Portfolio turnover rate(f)                                         1,508%                1,290%                2,830%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

102  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP UTILITIES
================================================================================

                                                                                                        FOR THE PERIOD
                                                                   FOR THE              FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED           YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $18.78               $24.69                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.40(b)              0.51(b)                0.39(b)
Net realized and unrealized gains (losses) on investments             3.61               (6.42)                 (5.70)
                                                                   -------              -------               --------
Total income (loss) from investment activities                        4.01               (5.91)                 (5.31)
                                                                   -------              -------               --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                               (0.41)                    -                      -
                                                                   -------              -------               --------
NET ASSET VALUE, END OF PERIOD                                      $22.38               $18.78                 $24.69
                                                                   =======              =======               ========
TOTAL RETURN                                                        21.37%              23.94)%               (17.70)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.06%                2.17%                  2.05%
Net expenses(d)                                                      1.98%                1.98%                  2.05%
Net investment income (loss)(d)                                      1.98%                2.31%                  1.44%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $22,653              $26,026                $13,420
Portfolio turnover rate(e)                                          1,134%               1,461%                 1,008%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                     Financial Highlights >  103

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $34.12                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments           (0.90)                  4.89
                                                                   -------              --------
Total income (loss) from investment activities                      (0.84)                  5.01
                                                                   -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.06)                (0.89)
Net realized gains on investments                                   (3.23)                     -
Return of capital                                                   (1.33)                     -
                                                                   -------              --------
Total distributions                                                 (4.62)                (0.89)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $28.66                $34.12
                                                                   =======              ========
TOTAL RETURN                                                       (2.55)%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.74%                 1.71%
Net expenses(d)                                                      1.73%                 1.71%
Net investment income (loss)(d)                                      0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $36,776              $124,928
Portfolio turnover rate(e)                                            526%                  269%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

104  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments           (0.77)                (5.59)
                                                                   -------              --------
Total income (loss) from investment activities                      (1.00)                (5.68)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $23.32                $24.32
                                                                   =======              ========
TOTAL RETURN                                                       (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.91%                 2.13%
Net expenses(d)                                                      1.91%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.49)%
Supplemental Data:
Net assets, end of period (000's)                                  $74,272                $7,168
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                     Financial Highlights >  105

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET
================================================================================

                                                                                                      FOR THE PERIOD
                                                                   FOR THE              FOR THE     OCTOBER 29, 2001(a)
                                                                YEAR ENDED           YEAR ENDED              THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.000               $1.000               $1.000
                                                                   -------              -------              -------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.001                0.002                0.001
                                                                   -------              -------              -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                              (0.001)              (0.002)              (0.001)
                                                                   -------              -------              -------
NET ASSET VALUE, END OF PERIOD                                      $1.000               $1.000               $1.000
                                                                   =======              =======              =======
TOTAL RETURN                                                         0.12%                0.21%                0.08%(b)
Ratios to Average Net Assets:
Gross expenses(c)                                                    1.43%                1.51%                1.60%
Net expenses(c)                                                      0.93%                1.32%                1.60%
Net investment income (loss)(c)                                      0.12%                0.22%                0.27%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $45,786              $69,179              $60,980

================================================================================
(a)  Commencement of operations
(b)  Not annualized for periods less than a year.
(c)  Annualized for periods less than a year.

106  < Financial Highlights

This Page Intentionally Left Blank

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report. You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

   PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 For Individual Investors Only
   (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

   or visit our website WWW.PROFUNDS.COM

YOU CAN FIND REPORTS AND OTHER INFORMATION ABOUT PROFUNDS ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV), OR YOU CAN GET COPIES OF THIS INFORMATION, AFTER PAYMENT OF A DUPLICATING FEE BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102. INFORMATION ABOUT THE PROFUNDS, INCLUDING THEIR STATEMENT OF ADDITIONAL INFORMATION, CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE PUBLIC REFERENCE ROOM, CALL THE SEC AT 1-202-942-8090.

PROFUNDS AND THE BULL & BEAR DESIGN, PROFUND VP RISING RATES OPPORTUNITY AND INNOVATIONS IN INDEXING ARE TRADEMARKS OF PROFUND ADVISORS LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF PROFUND(TM)]

                                  PROFUNDS(TM)

                           INNOVATIONS IN INDEXING(R)

                                       INVESTMENT COMPANY ACT FILE NO. 811-08239
                                                                       PROVP0504

                                                          [OF LOGO PROFUNDS(TM)]
                                                               PROFUNDS(TM)

                                               CLASSIC PROFUNDS VP

                                               BULL
                                               SMALL-CAP
                                               OTC
                                               MID-CAP VALUE
                                               MID-CAP GROWTH
                                               SMALL-CAP VALUE
                                               SMALL-CAP GROWTH
                                               ASIA 30
                                               EUROPE 30
                                               JAPAN

                                               ULTRA PROFUNDS VP

                                               ULTRABULL
                                               ULTRAMID-CAP
                                               ULTRASMALL-CAP
                                               ULTRAOTC

                                               INVERSE PROFUNDS VP

                                               BEAR
                                               SHORT OTC

                                               SECTOR PROFUNDS VP

                                               BANKS
                                               BASIC MATERIALS
                                               BIOTECHNOLOGY
                                               CONSUMER CYCLICAL
                                               CONSUMER NON-CYCLICAL
                                               ENERGY
                                               FINANCIAL
                                               HEALTHCARE
                                               INDUSTRIAL
                                               INTERNET
                                               PHARMACEUTICALS
                                               PRECIOUS METALS
                                               REAL ESTATE
                                               SEMICONDUCTOR
                                               TECHNOLOGY
                                               TELECOMMUNICATIONS
                                               UTILITIES

                                               BOND BENCHMARKED PROFUNDS VP

                                               U.S. GOVERNMENT PLUS RISING RATES
                                               OPPORTUNITY

--------------------------------------------------------------------------------
>  PROSPECTUS

   MAY 1, 2004

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank
2

>  TABLE OF CONTENTS

 4      PROFUNDS VP OVERVIEW

 7      PROFUNDS VP STRATEGIES AND RISKS

13      CLASSIC PROFUNDS VP
14         BULL
15         SMALL-CAP
16         OTC
17         MID-CAP VALUE
18         MID-CAP GROWTH
19         SMALL-CAP VALUE
20         SMALL-CAP GROWTH
21         ASIA 30
22         EUROPE 30
23         JAPAN

25      ULTRA PROFUNDS VP
26         ULTRABULL
27         ULTRAMID-CAP
28         ULTRASMALL-CAP
29         ULTRAOTC

31      INVERSE PROFUNDS VP
32         BEAR
33         SHORT OTC

35      SECTOR PROFUNDS VP
36         BANKS
37         BASIC MATERIALS
38         BIOTECHNOLOGY
39         CONSUMER CYCLICAL
40         CONSUMER NON-CYCLICAL
41         ENERGY
42         FINANCIAL
43         HEALTHCARE
44         INDUSTRIAL
45         INTERNET
46         PHARMACEUTICALS
47         PRECIOUS METALS
48         REAL ESTATE
49         SEMICONDUCTOR
50         TECHNOLOGY
51         TELECOMMUNICATIONS
52         UTILITIES

53      BOND BENCHMARKED PROFUNDS VP
54         U.S. GOVERNMENT PLUS
55      RISING RATES OPPORTUNITY

57      GENERAL PROFUNDS VP INFORMATION
63      PROFUNDS MANAGEMENT
65      FINANCIAL HIGHLIGHTS

[LOGO OF PROFUNDS(TM)]
    PROFUNDS(TM)

PROFUNDS VP OVERVIEW

THE PROFUNDS VP DESCRIBED IN THIS PROSPECTUS SEEK TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT CORRESPOND TO THE PERFORMANCE OF A PARTICULAR BENCHMARK.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

PROFUND VP              INDEX                                DAILY BENCHMARK  TYPES OF COMPANIES IN INDEX
Bull                    S&P 500 Index(R)                     Match (100%)     Diverse, widely traded, large capitalization
Small-Cap               Russell 2000(R) Index                Match (100%)     Diverse, small capitalization
OTC                     NASDAQ-100(R) Index                  Match (100%)     Large capitalization, non-financial companies
                                                                              listed on The NASDAQ Stock Market
Mid-Cap Value           S&P MidCap 400/Barra Value Index     Match (100%)     Diverse, widely traded, mid-capitalization
Mid-Cap Growth          S&P MidCap 400/Barra Growth Index    Match (100%)     Diverse, widely traded, mid-capitalization
Small-Cap Value         S&P SmallCap 600/Barra Value Index   Match (100%)     Diverse, small capitalization
Small-Cap Growth        S&P SmallCap 600/Barra Growth        Match (100%)     Diverse, small capitalization
Asia 30                 ProFunds Asia 30 Index               Match (100%)     Companies whose principal offices are located in
                                                                              countries of the Asia/Pacific region, excluding
                                                                              Japan, whose securities are traded in the U.S.
Europe 30               ProFunds Europe 30 Index             Match (100%)     Companies whose principal offices are
                                                                              located in European countries, whose
                                                                              securities are traded in the U.S.
Japan                   Nikkei 225 Stock Average             Match (100%)     Large capitalization, widely traded Japanese stocks

ULTRA PROFUNDS VP
Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of an index.

PROFUND VP              INDEX                                DAILY BENCHMARK  TYPES OF COMPANIES IN INDEX
UltraBull               S&P 500 Index                        Double (200%)    Diverse, widely traded, large capitalization
UltraMid-Cap            S&P MidCap 400 Index                 Double (200%)    Diverse, widely traded, mid-capitalization
UltraSmall-Cap          Russell 2000 Index                   Double (200%)    Diverse, small capitalization
UltraOTC                NASDAQ-100 Index                     Double (200%)    Large capitalization, non-financial
                                                                              companies listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP
Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of an index.

PROFUND VP              INDEX                           DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
Bear                    S&P 500 Index                   100% of the Inverse   Diverse, widely traded, large capitalization
Short OTC               NASDAQ-100 Index                100% of the Inverse   Large capitalization, non-financial companies
                                                                              listed on The NASDAQ Stock Market

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. ProFunds VP utilize the performance of a stock index, security or a multiple or inverse mulitple thereof as their benchmark. For example, PROFUND VP ULTRABULL has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4  < ProFunds VP Overview

SECTOR PROFUNDS VP
Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

PROFUND VP              INDEX                              DAILY BENCHMARK  TYPES OF COMPANIES IN INDEX
Banks                   Dow Jones U.S. Banks Index         Match (100%)     Securities representing the banking industry
                                                                            in the U.S. equity market
Basic Materials         Dow Jones U.S. Basic Materials     Match (100%)     Securities within the basic materials sector
                        Sector Index                                        of the U.S. equity market
Biotechnology           Dow Jones U.S. Biotechnology       Match (100%)     Securities representing the biotechnology
                        Index                                               industry in the U.S. equity market
Consumer Cyclical       Dow Jones U.S. Consumer Cyclical   Match (100%)     Securities within the consumer cyclical
                        Sector Index                                        sector of the U.S. equity market
Consumer Non-Cyclical   Dow Jones U.S. Consumer            Match (100%)     Securities within the consumer non-cyclical
                        Non-Cyclical Sector Index                           sector of the U.S. equity market
Energy                  Dow Jones U.S. Energy Sector       Match (100%)     Securities within the energy sector of the U.S.
                        Index                                               equity market
Financial               Dow Jones U.S. Financial Sector    Match (100%)     Securities within the financial sector of the
                        Index                                               U.S. equity market
Healthcare              Dow Jones U.S. Healthcare          Match (100%)     Securities within the healthcare sector of the U.S.
                        Sector Index                                        equity market
Industrial              Dow Jones U.S. Industrial          Match (100%)     Securities within the industrial sector of the U.S.
                        Sector Index                                        equity market
Internet                Dow Jones Composite Internet       Match (100%)     U.S. equity securities of companies that generate the
                        Index                                               majority of their revenue from the Internet
Pharmaceuticals         Dow Jones U.S. Pharmaceuticals     Match (100%)     Securities representing the pharmaceuticals
                        Index                                               industry in
                                                                            the U.S. equity market
Precious Metals*        Dow Jones Precious Metals Index    Match (100%)     Securities of companies involved in the mining of
                                                                            precious metals
Real Estate             Dow Jones U.S. Real Estate Index   Match (100%)     Securities representing the real estate
                                                                            industry in
                                                                            the U.S. equity market
Semiconductor           Dow Jones U.S. Semiconductor       Match (100%)     Securities representing the semiconductor
                        Index                                               industry in
                                                                            the U.S. equity market
Technology              Dow Jones U.S. Technology          Match (100%)     Securities within the technology sector of the U.S.
                        Sector Index                                        equity market
Telecommunications      Dow Jones U.S.                     Match (100%)     Securities within the telecommunications
                        Telecommunications                                  sector of
                        Sector Index                                        the U.S. equity market
Utilities               Dow Jones U.S. Utilities Sector    Match (100%)     Securities within the utilities sector of the U.S.
                        Index                                               equity market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

PROFUND VP                 SECURITY                        DAILY BENCHMARK  TYPES OF SECURITIES
U.S. Government Plus       Most recently issued 30-year    125%             U.S. Treasury securities
                           U.S. Treasury Bond
Rising Rates Opportunity   Most recently issued 30-year    125% of the      U.S. Treasury securities
                           U.S. Treasury Bond              Inverse

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

* Until June 18, 2004, ProFund VP Precious Metals' index is the Philadelphia Stock Exchange(R) Gold/Silver Sector(SM) Index.

                                                       ProFunds VP Overview >  5

                       This Page Intentionally Left Blank
6

                       ---------------------------------------------------------
                       >  PROFUNDS VP STRATEGIES AND RISKS
                       ---------------------------------------------------------

                       "In seeking to achieve its investment
                       objective, each ProFund VP takes
                       positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark."

                                           ProFunds VP Strategies and Risks >  7

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance, the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each ProFund VP:

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes should simulate the movement of its benchmark;

 > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

 > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

 > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

 > may substitute a different index or security for the index or security underlying its benchmark;

 > does not take temporary defensive positions; and

 > does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, all MID-CAP and SMALL-CAP PROFUNDS VP, PROFUND
VP OTC, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP JAPAN, PROFUND VP ULTRA OTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from

8  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over-or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

DEBT INSTRUMENT RISK (ProFund VP U.S. Government Plusand ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices such as PROFUND VP U.S. GOVERNMENT PLUS.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity. Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the INVERSE PROFUNDS VP and

                                           ProFunds VP Strategies and Risks >  9

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30 and ProFund VP UltraSmall-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VALUE INVESTING RISK (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRS), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

   o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

   o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

   o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

10  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

> EQUITY SECURITIES are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

>  FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

> FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

> FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

> LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.

   Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

   On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS A contract in which the seller of securities, usually
   U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

 > SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                          ProFunds VP Strategies and Risks >  11

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

                             ---------------------------------------------------
                             >  CLASSIC PROFUNDS VP
                             ---------------------------------------------------

                                                                DAILY
PROFUND VP         INDEX                                      BENCHMARK
BULL               S&P 500 Index                             Match (100%)
SMALL-CAP          Russell 2000 Index                        Match (100%)
OTC                NASDAQ-100 Index                          Match (100%)
MID-CAP VALUE      S&P MidCap 400/Barra Value Index          Match (100%)
MID-CAP GROWTH     S&P MidCap 400/Barra Growth Index         Match (100%)
SMALL-CAP VALUE    S&P SmallCap 600/Barra Value Index        Match (100%)
SMALL-CAP GROWTH   S&P SmallCap 600/Barra Growth Index       Match (100%)
ASIA 30            ProFunds Asia 30 Index                    Match (100%)
EUROPE 30          ProFunds Europe 30 Index                  Match (100%)
JAPAN              Nikkei 225 Stock Average                  Match (100%)

                                                       Classic ProFunds VP >  13

--------------------------------------------------------------------------------
> PROFUND VP BULL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK. For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks" .

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                -23.98%
2003                 25.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS        ONE        SINCE       INCEPTION
As of December 31, 2003             YEAR       INCEPTION   DATE
---------------------------------------------------------------------
Profund VP Bull                     25.59%     -5.61%      05/01/01
---------------------------------------------------------------------
S&P 500 Index (1)                   28.68%     -3.18%      05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.87%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.87%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR       3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
PROFUND VP BULL         $190         $588        $1,011     $2,190

14  < ProFund VP Bull

--------------------------------------------------------------------------------
> PROFUND VP SMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVER-SIFICATION RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -22.44%
2003                           42.75%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE      INCEPTION
As of December 31, 2003              YEAR        INCEPTION  DATE
----------------------------------------------------------------------
ProFund VP Small-Cap                 42.75%      1.99%      05/01/01
----------------------------------------------------------------------
RUSSELL 2000 Index (1)               47.29%      6.39%      05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.73%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Small-Cap       $176      $545        $939       $2,041

                                                      ProFund VP Small-Cap >  15

-------------------------------------------------------------------------------
> PROFUND VP OTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -38.62%
2003                           46.75%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE        SINCE        INCEPTION
As of December 31, 2003            YEAR       INCEPTION    DATE
--------------------------------------------------------------------
ProFund VP OTC                     46.75%     -19.61%      01/22/01
--------------------------------------------------------------------
NASDAQ-100 Index (1)               49.49%     -18.02%      01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.95%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR       3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP OTC          $198         $612        $1,052     $2,275

16  < ProFund VP OTC

--------------------------------------------------------------------------------
> PROFUND VP MID-CAP VALUE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA VALUE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP MID-CAP VALUE for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP MID-CAP VALUE by comparing average annual total returns of PROFUND VP MID-CAP VALUE to a broad measure of market performance. The information does not reflect charges and fees associated with separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                     35.74%

[END CHART]

DURING THE PERIOD COVERED IN THE BAR CHART, THE HIGHEST RETURN ON SHARES OF PROFUND VP MID-CAP VALUE FOR ONE QUARTER WAS 18.46% (QUARTER ENDED JUNE 30,
2003) AND THE LOWEST RETURN WAS -6.80% (QUARTER ENDED MARCH 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS          ONE       SINCE      INCEPTION
As of December 31, 2003               YEAR      INCEPTION  DATE
--------------------------------------------------------------------
ProFund VP Mid-Cap Value              35.74%    3.08%      05/01/02
--------------------------------------------------------------------
S&P MidCap 400/Barra Value Index (1)  40.18%    7.26%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.08%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.08%
Fee Waivers/Reimbursements**                      -0.10%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Mid-Cap Value      $201     $642       $1,109    $2,402

                                                  ProFund VP Mid-Cap Value >  17

--------------------------------------------------------------------------------
> PROFUND VP MID-CAP GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK and GROWTH INVESTING RISK.

For additional information on PROFUND VP MID-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP MID-CAP GROWTH for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP MID-CAP GROWTH by comparing average annual total returns of PROFUND VP MID-CAP GROWTH to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          27.91%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP GROWTH for one quarter was 15.45% (quarter ended June 30,
2003) and the lowest return was -3.85% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE      SINCE      INCEPTION
As of December 31, 2003                 YEAR     INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Mid-Cap Growth               27.91%   -0.24%     05/01/02
---------------------------------------------------------------------
S&P MidCap 400/Barra Growth Index (1)   30.98%    2.87%     05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.02%
                                                   ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES             2.02%
Fee Waivers/Reimbursements**                       -0.04%
                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Mid-Cap Growth      $201     $630      $1,084    $2,345

18  < ProFund VP Mid-Cap Growth

--------------------------------------------------------------------------------
> PROFUND VP SMALL-CAP VALUE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP VALUE for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by comparing average annual total returns of PROFUND VP SMALL-CAP VALUE to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          34.68%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS           ONE       SINCE      INCEPTION
As of December 31, 2003                YEAR      INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Small-Cap Value             34.68%   -2.07%      05/01/02
---------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1) 40.06%    2.56%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.08%
                                                   ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES             2.08%
Fee Waivers/Reimbursements**                       -0.10%
                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Small-Cap Value     $201     $642      $1,109    $2,402

                                                ProFund VP Small-Cap Value >  19

--------------------------------------------------------------------------------
> PROFUND VP SMALL-CAP GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use sampling techniques in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP GROWTH for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by comparing average annual total returns of PROFUND VP SMALL-CAP GROWTH to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          34.32%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE      SINCE      INCEPTION
As of December 31, 2003                 YEAR     INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Small-Cap Growth             34.32%   2.67%      05/01/02
---------------------------------------------------------------------
S&P SmallCap 600/Barra Growth Index (1) 37.32%   6.08%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.00%
                                                   ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES             2.00%
Fee Waivers/Reimbursements**                       -0.02%
                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Small-Cap Growth     $201     $626     $1,076    $2,326

20  < ProFund VP Small-Cap Growth

--------------------------------------------------------------------------------
> PROFUND VP ASIA 30
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY
RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ASIA 30 for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ASIA 30 by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          64.92%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.46% (quarter ended March 31, 2003).

DURING THE PERIOD COVERED IN THE BAR CHART, THE HIGHEST RETURN ON SHARES OF PROFUND VP ASIA 30 FOR ONE QUARTER WAS 30.34% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN WAS -8.46% (QUARTER ENDED March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS       ONE         SINCE       INCEPTION
As of December 31, 2003            YEAR        INCEPTION   DATE
--------------------------------------------------------------------
ProFund VP Asia 30                 64.92%      16.62%      05/01/02
--------------------------------------------------------------------
ProFunds Asia 30 Index (1)         65.94%      19.10%      05/01/02
MSCI AC Asia Pacific Free
  Excluding Japan Index (2)        49.07%      16.76%      05/01/02

(1) Reflects no deduction for fees or expenses. Does not reflect the reinvestment of dividends paid by companies in the index.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.93%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.93%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------
ProFund VP Asia 30       $196       $606        $1,042      $2,254

                                                        ProFund VP Asia 30 >  21

--------------------------------------------------------------------------------
> PROFUND VP EUROPE 30
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                          -12.75%
2001                          -24.14%
2002                          -25.76%
2003                           38.73%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended
December 31, 2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE        SINCE        INCEPTION
As of December 31, 2003            YEAR       INCEPTION    DATE
--------------------------------------------------------------------
ProFund VP Europe 30               38.73%     -4.16%       10/18/99
--------------------------------------------------------------------
Dow Jones Stoxx 50 Index (1)       37.19%     -0.13%       10/18/99
Profunds Europe 30 Index (2)       38.45%     -4.46%       10/18/99

(1) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) Reflects no deduction for fees or expenses. Does not reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.91%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.91%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------
ProFund VP Europe 30       $194      $600       $1,032      $2,233

22  < ProFund VP Europe 30

--------------------------------------------------------------------------------
> PROFUND VP JAPAN
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP JAPAN seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NIKKEI 225 STOCK AVERAGE.
Since the Japanese markets are not open when PROFUND VP JAPAN values its shares, PROFUND VP JAPAN determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the NIKKEI
225 STOCK AVERAGE.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP JAPAN invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NIKKEI 225 STOCK AVERAGE. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP JAPAN may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP JAPAN are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

The performance of PROFUND VP JAPAN will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. PROFUND VP JAPAN is also subject to valuation time risk. PROFUND VP JAPAN generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of PROFUND VP JAPAN'S performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time PROFUND VP JAPAN'S performance will correlate highly with the movement of the Nikkei 225 Stock Average.

For more information on PROFUND VP JAPAN'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP JAPAN for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP JAPAN by comparing average annual total returns of PROFUND VP JAPAN to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP JAPAN or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURNS]

2003                          26.78%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP JAPAN for one quarter was 14.31% (quarter ended June 30, 2003) and the lowest return was -6.79% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS       ONE        SINCE        INCEPTION
As of December 31, 2003            YEAR       INCEPTION    DATE
--------------------------------------------------------------------
ProFund VP Japan                   26.78%    -4.38%        05/01/02
--------------------------------------------------------------------
Nikkei 225 Stock Average (1)       38.99%     6.71%        05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP JAPAN.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.95%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.95%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP JAPAN with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR      3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------
ProFund VP Japan        $198        $612       $1,052      $2,275

                                                          ProFund VP Japan >  23

                       This Page Intentionally Left Blank
24

 ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

 > are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                              --------------------------------------------------
                              >  ULTRA PROFUNDS VP
                              --------------------------------------------------

                                                DAILY
PROFUND VP        INDEX                         BENCHMARK
-------------------------------------------------------------
ULTRABULL         S&P 500 Index                 Double (200%)
ULTRAMID-CAP      S&P MidCap 400 Index          Double (200%)
ULTRASMALL-CAP    Russell 2000 Index            Double (200%)
ULTRAOTC          NASDAQ-100 Index              Double (200%)

                                                         Ultra ProFunds VP >  25

--------------------------------------------------------------------------------
> PROFUND VP ULTRABULL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -36.11%
2003                           52.93%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE        SINCE        INCEPTION
As of December 31, 2003            YEAR       INCEPTION    DATE
--------------------------------------------------------------------
ProFund VP Ultrabull               52.93%     -9.75%       01/22/01
--------------------------------------------------------------------
S&P 500 Index (1)                  28.68%     -4.70%       01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.07%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.07%
Fee Waivers/Reimbursements**                      -0.09%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------
PROFUND VP ULTRABULL      $201      $640        $1,105      $2,393

26  < ProFund VP UltraBull

--------------------------------------------------------------------------------
> PROFUND VP ULTRAMID-CAP
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ULTRAMID-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNAS OF DECEMBER 31

[CHART OF ANNUAL RETURNS]

2003                          70.09%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS       ONE        SINCE        INCEPTION
As of December 31, 2003            YEAR       INCEPTION    DATE
--------------------------------------------------------------------
ProFund VP Ultramid-Cap            70.09%     -1.08%       05/01/02
--------------------------------------------------------------------
S&P MidCap 400 Index (1)           35.62%      5.16%       05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.08%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.08%
Fee Waivers/Reimbursements**                      -0.10%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR   3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP UltraMid-Cap      $201     $642       $1,109     $2,402

                                                   ProFund VP UltraMid-Cap >  27

--------------------------------------------------------------------------------
> PROFUND VP ULTRASMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                          -22.14%
2001                           -7.16%
2002                          -42.61%
2003                           99.45%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE         SINCE       INCEPTION
As of December 31, 2003            YEAR        INCEPTION   DATE
--------------------------------------------------------------------
ProFund VP Ultrasmall-Cap          99.45%      -0.29%      10/18/99
--------------------------------------------------------------------
Russell 2000 Index (1)             47.29%      9.16%       10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.00%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.00%
Fee Waivers/Reimbursements**                      -0.02%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP UltraSmall-Cap     $201      $626      $1,076    $2,326

28  < ProFund VP UltraSmall-Cap

--------------------------------------------------------------------------------
> PROFUND VP ULTRAOTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in equity securities and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                          -73.37%
2001                          -68.72%
2002                          -68.94%
2003                          102.67%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS       ONE         SINCE       INCEPTION
As of December 31, 2003            YEAR        INCEPTION   DATE
--------------------------------------------------------------------
ProFund VP Ultraotc                102.67%     -39.15%     10/18/99
--------------------------------------------------------------------
NASDAQ-100 Index (1)                49.49%     -10.60%     10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.97%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.97%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------
ProFund VP UltraOTC       $200      $618        $1,062      $2,296

                                                       ProFund VP UltraOTC >  29

                       This Page Intentionally Left Blank
30

 INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

 > are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                              --------------------------------------------------
                              > INVERSE PROFUNDS VP
                              --------------------------------------------------

                                                  DAILY
PROFUND VP        INDEX                          BENCHMARK
----------------------------------------------------------------
BEAR              S&P 500 Index              100% of the Inverse
SHORT OTC         NASDAQ-100 Index           100% of the Inverse

                                                       Inverse ProFunds VP >  31

--------------------------------------------------------------------------------
> PROFUND VP BEAR
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          20.82%
2003                         -24.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS        ONE        SINCE        INCEPTION
As of December 31, 2003             YEAR       INCEPTION    DATE
---------------------------------------------------------------------
ProFund VP Bear                     -24.59%     2.17%       01/22/01
---------------------------------------------------------------------
S&P 500 Index (1)                    28.68%    -4.70%       01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.98%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.98%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------
ProFund VP Bear         $201        $621        $1,068      $2,306

32  < ProFund VP Bear

--------------------------------------------------------------------------------
> PROFUND VP SHORT OTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQor other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION
RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SHORT OTC for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT OTC by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          -37.31%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was -5.87% (quarter ended March 31, 2003) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS        ONE         SINCE       INCEPTION
As of December 31, 2003             YEAR        INCEPTION   DATE
---------------------------------------------------------------------
ProFund VP Short OTC                -37.31%     -19.43%     05/01/02
---------------------------------------------------------------------
NASDAQ-100 Index (1)                 49.49%      9.40%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     0.99%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            1.99%
Fee Waivers/Reimbursements**                      -0.01%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Short OTC       $201      $623        $1,072     $2,316

                                                      ProFund VP Short OTC >  33

                       This Page Intentionally Left Blank

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > desire to add investments in economic sectors with perceived above-average growth potential.

 > actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

 > want to gain investment exposure to a particular economic sector of the U.S.
   or global economy.

                              --------------------------------------------------
                              > SECTOR PROFUNDS VP
                              --------------------------------------------------

                                                                             DAILY
PROFUND VP                  INDEX                                          BENCHMARK
------------------------------------------------------------------------------------
BANKS                       Dow Jones U.S. Banks Index                          100%
BASIC MATERIALS             Dow Jones U.S. Basic Materials Sector Index         100%
BIOTECHNOLOGY               Dow Jones U.S. Biotechnology Index                  100%
CONSUMER CYCLICAL           Dow Jones U.S. Consumer Cyclical Sector Index       100%
CONSUMER NON-CYCLICAL       Dow Jones U.S. Consumer Non-Cyclical Sector Index   100%
ENERGY                      Dow Jones U.S. Energy Sector Index                  100%
FINANCIAL                   Dow Jones U.S. Financial Sector Index               100%
HEALTHCARE                  Dow Jones U.S. Healthcare Sector Index              100%
INDUSTRIAL                  Dow Jones U.S. Industrial Sector Index              100%
INTERNET                    Dow Jones Composite Internet Index                  100%
PHARMACEUTICALS             Dow Jones U.S. Pharmaceuticals Index                100%
PRECIOUS METALS             Dow Jones Precious Metals Index                     100%
REAL ESTATE                 Dow Jones U.S. Real Estate Index                    100%
SEMICONDUCTOR               Dow Jones U.S. Semiconductor Index                  100%
TECHNOLOGY                  Dow Jones U.S. Technology Sector Index              100%
TELECOMMUNICATIONS          Dow Jones U.S. Telecommunications Sector Index      100%
UTILITIES                   Dow Jones U.S. Utilities Sector Index               100%

                                                        Sector ProFunds VP >  35

--------------------------------------------------------------------------------
> PROFUND VP BANKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BANKS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BANKS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BANKS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BANKS INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BANKS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BANKS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BANKS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BANKS is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BANKS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP BANKS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP BANKS by comparing average annual total returns of PROFUND VP BANKS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BANKS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          29.39%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BANKS for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was -4.35% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE      INCEPTION
As of December 31, 2003              YEAR        INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Banks                     29.39%      7.06%      05/01/02
---------------------------------------------------------------------
S&P 500 Index (1)                    28.68%      3.25%      05/01/02
---------------------------------------------------------------------
Dow Jones U.S. Banks Index (1)       32.94%      9.95%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BANKS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.30%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.30%
Fee Waivers/Reimbursements**                      -0.32%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BANKS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                         1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Banks         $201        $688        $1,201     $2,611

36  < ProFund VP Banks

--------------------------------------------------------------------------------
> PROFUND VP BASIC MATERIALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP BASIC MATERIALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP BASIC MATERIALS by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          31.58%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended
March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE      INCEPTION
As of December 31, 2003              YEAR        INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Basic Materials           31.58%      7.34%      05/01/02
---------------------------------------------------------------------
S&P 500 Index (1)                    28.68%      3.25%      05/01/02
---------------------------------------------------------------------
Dow Jones U.S. Basic Materials
  Sector Index (1)                   35.68%      10.71%     05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.03%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.03%
Fee Waivers/Reimbursements**                      -0.05%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Basic Materials    $201      $632      $1,089    $2,354

                                                ProFund VP Basic Materials >  37

--------------------------------------------------------------------------------
> PROFUND VP BIOTECHNOLOGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BIOTECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BIOTECHNOLOGY INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BIOTECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BIOTECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BIOTECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BIOTECHNOLOGY is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BIOTECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BIOTECHNOLOGY by showing the variability of PROFUND VP BIOTECHNOLOGY returns from year to year and by comparing average annual total returns of PROFUND VP BIOTECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BIOTECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -37.51%
2003                           39.78%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BIOTECHNOLOGY for one quarter was 22.16% (quarter ended
June 30, 2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE       SINCE      INCEPTION
As of December 31, 2003                YEAR      INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Biotechnology               39.78%    -9.71%     01/22/01
---------------------------------------------------------------------
S&P 500 INDEX (1)                      28.68%    -4.70%     01/22/01
---------------------------------------------------------------------
Dow Jones U.S. Biotechnology Index (1) 42.99%    -7.75%     01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BIOTECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.04%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.04%
Fee Waivers/Reimbursements**                      -0.06%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BIOTECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Biotechnology      $201     $634       $1,093    $2,364

38  < ProFund VP Biotechnology

--------------------------------------------------------------------------------
> PROFUND VP CONSUMER CYCLICAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER CYCLICAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER CYCLICAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER CYCLICAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER CYCLICAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER CYCLICAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER CYCLICAL is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER CYCLICAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP CONSUMER CYCLICAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP CONSUMER CYCLICAL by comparing average annual total returns of PROFUND VP CONSUMER CYCLICAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER CYCLICAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURS]

2003                          26.80%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER CYCLICAL for one quarter was 16.78% (quarter ended June 30,
2003) and the lowest return was -2.37% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS          ONE        SINCE      INCEPTION
As of December 31, 2003               YEAR       INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Consumer Cyclical          26.80%     -4.32%     05/01/02
---------------------------------------------------------------------
S&P 500 INDEX (1)                     28.68%      3.25%     05/01/02
---------------------------------------------------------------------
Dow Jones U.S. Consumer Cyclical
  Sector Index (1)                    33.83%     0.49%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER CYCLICAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.33%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.33%
Fee Waivers/Reimbursements**                      -0.35%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER CYCLICAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Consumer Cyclical    $201     $694     $1,214    $2,639

                                              ProFund VP Consumer Cyclical >  39

--------------------------------------------------------------------------------
> PROFUND VP CONSUMER NON-CYCLICAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER NON-CYCLICAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER NON-CYCLICAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER NON-CYCLICAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER NON-CYCLICAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER NON-CYCLICAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER NON-CYCLICAL is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER NON-CYCLICAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE
The bar chart below shows the performance of PROFUND VP CONSUMER NON-CYCLICAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP CONSUMER NON-CYCLICAL by comparing average annual total returns of PROFUND VP CONSUMER NON-CYCLICAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER NON-CYCLICAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          18.46%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER NON-CYCLICAL for one quarter was 13.69% (quarter ended
June 30, 2003) and the lowest return was -6.01% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS          ONE        SINCE      INCEPTION
As of December 31, 2003               YEAR       INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Consumer Non-Cyclical      18.46%     -0.51%     05/01/02
---------------------------------------------------------------------
S&P 500 Index (1)                     28.68%      3.25%     05/01/02
---------------------------------------------------------------------
Dow Jones U.S. Consumer
  Non-Cyclical Sector Index (1)       21.56%      2.19%     05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER NON-CYCLICAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.33%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.33%
Fee Waivers/Reimbursements**                      -0.35%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER NON-CYCLICAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP
  Consumer Non-Cyclical       $201      $694      $1,214     $2,639

40  < ProFund VP Consumer Non-Cyclical

--------------------------------------------------------------------------------
> PROFUND VP ENERGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ENERGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. ENERGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ENERGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. ENERGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ENERGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ENERGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ENERGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP ENERGY is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP ENERGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ENERGY by showing the variability of PROFUND VP ENERGY returns from year to year and by comparing average annual total returns of PROFUND VP
ENERGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ENERGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -17.04%
2003                           22.27%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ENERGY for one quarter was 14.33% (quarter ended December 31, 2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE      SINCE       INCEPTION
As of December 31, 2003                YEAR     INCEPTION   DATE
---------------------------------------------------------------------
ProFund VP Energy                      22.27%   -1.93%      01/22/01
---------------------------------------------------------------------
S&P 500 Index (1)                      28.68%   -4.70%      01/22/01
---------------------------------------------------------------------
Dow Jones U.S. Energy Sector Index (1) 25.74%    1.40%      01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ENERGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.09%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.09%
Fee Waivers/Reimbursements**                      -0.11%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ENERGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
Profund VP Energy         $201       $644        $1,114     $2,412

                                                         ProFund VP Energy >  41

--------------------------------------------------------------------------------
>  PROFUND VP FINANCIAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIAL is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE
The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIAL by showing the variability of PROFUND VP FINANCIAL returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -14.88%
2003                           28.99%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIAL for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE     SINCE       INCEPTION
As of December 31, 2003                     YEAR    INCEPTION   DATE
-------------------------------------------------------------------------
ProFund VP Financial                        28.99%   0.86%      01/22/01
-------------------------------------------------------------------------
S&P 500 Index (1)                           28.68%  -4.70%      01/22/01
-------------------------------------------------------------------------
Dow Jones U.S. Financial Sector Index (1)   32.23%   3.94%      01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.07%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.07%
Fee Waivers/Reimbursements**                      -0.09%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR     3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------
ProFund VP Financial      $201       $640       $1,105      $2,393

42  < ProFund VP Financial

--------------------------------------------------------------------------------
> PROFUND VP HEALTHCARE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTHCARE SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTHCARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTHCARE SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTHCARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTHCAREwill have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTHCARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTHCARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTHCARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTHCARE by showing the variability of PROFUND VP HEALTHCARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTHCARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTHCARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -22.69%
2003                           17.42%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTHCARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE     SINCE      INCEPTION
As of December 31, 2003                      YEAR    INCEPTION  DATE
-------------------------------------------------------------------------
Profund VP Healthcare                        17.42%  -4.99%     01/22/01
-------------------------------------------------------------------------
S&P 500 Index (1)                            28.68%  -4.70%     01/22/01
-------------------------------------------------------------------------
Dow Jones U.S. Healthcare Sector Index (1)   19.43%  -3.01%     01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTHCARE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.04%
                                                   ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES             2.04%
Fee Waivers/Reimbursements**                       -0.06%
                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTHCARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Healthcare       $201      $634       $1,093     $2,364

                                                     ProFund VP Healthcare >  43

--------------------------------------------------------------------------------
> PROFUND VP INDUSTRIAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INDUSTRIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INDUSTRIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIAL is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP INDUSTRIAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP INDUSTRIAL by comparing average annual total returns of PROFUND VP INDUSTRIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURNS]

2003                          28.40%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIAL for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE      SINCE      INCEPTION
As of December 31, 2003                     YEAR     INCEPTION  DATE
-------------------------------------------------------------------------
ProFund VP Industrial                       28.40%   1.75%      05/01/02
-------------------------------------------------------------------------
S&P 500 Index (1)                           28.68%   3.25%      05/01/02
-------------------------------------------------------------------------
Dow Jones U.S. Industrial Sector Index (1)  33.24%   5.11%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution And Service (12b-1) Fees              0.25%
Other Expenses                                     1.25%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.25%
Fee Waivers/Reimbursements**                      -0.27%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Industrial      $201      $677        $1,180     $2,564

44  < ProFund VP Industrial

--------------------------------------------------------------------------------
> PROFUND VP INTERNET
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INTERNET seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES COMPOSITE INTERNET INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INTERNET invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES COMPOSITE INTERNET INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INTERNET may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INTERNET will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS
The principal risks of investing in PROFUND VP INTERNET are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP INTERNET is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INTERNET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE
The bar chart below shows the performance of PROFUND VP INTERNET for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP INTERNET by comparing average annual total returns of PROFUND VP INTERNET to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INTERNET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          77.99%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INTERNET for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was 6.24% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE       SINCE      INCEPTION
As of December 31, 2003                 YEAR      INCEPTION  DATE
----------------------------------------------------------------------
ProFund VP Internet                     77.99%    29.63%     05/01/02
----------------------------------------------------------------------
S&P 500 Index (1)                       28.68%    3.25%      05/01/02
----------------------------------------------------------------------
Dow Jones Composite Internet Index (1)  81.73%    34.42%     05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INTERNET.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.01%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.01%
Fee Waivers/Reimbursements**                      -0.03%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INTERNET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Internet       $201       $628        $1,080     $2,335

                                                       ProFund VP Internet >  45

--------------------------------------------------------------------------------
> PROFUND VP PHARMACEUTICALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP PHARMACEUTICALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          5.60%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -8.02% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE      SINCE        INCEPTION
As of December 31, 2003                    YEAR     INCEPTION    DATE
--------------------------------------------------------------------------
ProFund VP Pharmaceuticals                 5.60%    -5.26%       05/01/02
--------------------------------------------------------------------------
S&P 500 Index (1)                         28.68%     3.25%       05/01/02
--------------------------------------------------------------------------
Dow Jones U.S. Pharmaceuticals Index (1)   9.45%    -2.63%       05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.06%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.06%
Fee Waivers/Reimbursements**                      -0.08%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP
  Pharmaceuticals         $201       $638        $1,101     $2,383

46  < ProFund VP Pharmaceuticals

--------------------------------------------------------------------------------
> PROFUND VP PRECIOUS METALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX. However, until June 18, 2004, the Fund will seek daily investment results, before fees and expenses, that correspond to the daily performance of the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as its benchmark index. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP
PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, and FOREIGNINVESTMENTRISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP PRECIOUS METALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP PRECIOUS METALS by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                          39.23%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -13.04% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE         INCEPTION
As of December 31, 2003              YEAR        INCEPTION     DATE
------------------------------------------------------------------------
ProFund VP Precious Metals           39.23%      20.57%        05/01/02
------------------------------------------------------------------------
S&P 500 Index (1)                    28.68%       3.25%        05/01/02
Philadelphia Stock Exchange
  Gold/Silver Sector Index (1)(2)    43.95%      25.79%        05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) The index underlying the ProFund VP Precious Metals' benchmark will change from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.98%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.98%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
ProFund VP Precious Metals     $201     $621      $1,068    $2,306

                                                ProFund VP Precious Metals >  47

--------------------------------------------------------------------------------
> PROFUND VP REAL ESTATE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and

REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                           0.02%
2003                          33.15%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 12.18% (quarter ended June 30, 2003) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS          ONE        SINCE         INCEPTION
As of December 31, 2003               YEAR       INCEPTION     DATE
------------------------------------------------------------------------
ProFund VP Real Estate                33.15%     13.54%        01/22/01
------------------------------------------------------------------------
S&P 500 Index (1)                     28.68%     -4.70%        01/22/01
Dow Jones U.S. Real Estate Index (1)  36.89%     17.14%        01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.02%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.02%
Fee Waivers/Reimbursements**                      -0.04%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Real Estate      $201      $630       $1,084     $2,345

48  < ProFund VP Real Estate

--------------------------------------------------------------------------------
> PROFUND VP SEMICONDUCTOR
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SEMICONDUCTOR seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. SEMICONDUCTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SEMICONDUCTOR invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. SEMICONDUCTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SEMICONDUCTOR may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP SEMICONDUCTOR will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SEMICONDUCTOR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK,
LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION
RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP SEMICONDUCTOR is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP SEMICONDUCTOR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE
The bar chart below shows the performance of PROFUND VP SEMICONDUCTOR for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SEMICONDUCTOR by comparing average annual total returns of PROFUND VP SEMICONDUCTOR to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SEMICONDUCTOR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURNS]

2003                          88.32%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SEMICONDUCTOR for one quarter was 25.22% (quarter ended
June 30, 2003) and the lowest return was 3.08% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE     SINCE       INCEPTION
As of December 31, 2003                 YEAR    INCEPTION   DATE
---------------------------------------------------------------------
ProFund VP Semiconductor                88.32%  -1.32%      05/01/02
---------------------------------------------------------------------
S&P 500 Index (1)                       28.68%   3.25%      05/01/02
Dow Jones U.S. Semiconductor Index (1)  94.38%   1.64%      05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SEMICONDUCTOR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.05%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.05%
Fee Waivers/Reimbursements**                      -0.07%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SEMICONDUCTOR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR       3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP
 Semiconductor           $201         $636        $1,097     $2,374

                                                  ProFund VP Semiconductor >  49

--------------------------------------------------------------------------------
> PROFUND VP TECHNOLOGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -40.68%
2003                           45.97%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE      INCEPTION
As of December 31, 2003              YEAR        INCEPTION  DATE
---------------------------------------------------------------------
Profund VP Technology                45.97%      -20.01%    01/22/01
---------------------------------------------------------------------
S&P 500 Index (1)                    28.68%      -4.70%     01/22/01
Dow Jones U.S. Technology
  Sector Index (1)                   51.04%      -17.43%    01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.93%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.93%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP Technology       $196      $606       $1,042     $2,254

50  < ProFund VP Technology

--------------------------------------------------------------------------------
> PROFUND VP TELECOMMUNICATIONS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -37.83%
2003                            2.46%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE       SINCE      INCEPTION
As of December 31, 2003                YEAR      INCEPTION  DATE
---------------------------------------------------------------------
ProFund VP Telecommunications          2.46%     -23.33%    01/22/01
---------------------------------------------------------------------
S&P 500 Index (1)                      28.68%    -4.70%     01/22/01
Dow Jones U.S. Telecommunications
  Sector Index (1)                     7.33%     -19.45%    01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.06%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.06%
Fee Waivers/Reimbursements**                      -0.08%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
ProFund VP
  Telecommunications       $201      $638        $1,101     $2,383

                                             ProFund VP Telecommunications >  51

--------------------------------------------------------------------------------
> PROFUND VP UTILITIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. UTILITIES SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. UTILITIES SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP UTILITIES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP UTILITIES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP UTILITIES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP UTILITIES is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. For more information on PROFUND VP UTILITIES' investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP UTILITIES by showing the variability of PROFUND VP UTILITIES returns from year to year and below shows the performance of for the latest calendar year. The table below provides an indication of the risks of investing in by comparing average annual total returns of PROFUND VP UTILITIES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP UTILITIES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                          -23.94%
2003                           21.37%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP UTILITIES for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS        ONE        SINCE       INCEPTION
As of December 31, 2003             YEAR       INCEPTION   DATE
--------------------------------------------------------------------
Profund VP Utilities                21.37%     -8.92%      01/22/01
--------------------------------------------------------------------
S&P 500 Index (1)                   28.68%     -4.70%      01/22/01
Dow Jones U.S. Utilities
Sector Index (1)                    24.91%     -6.12%      01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP UTILITIES.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.06%
                                                  ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            2.06%
Fee Waivers/Reimbursements**                      -0.08%
                                                  ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP UTILITIES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------
Profund VP Utilities      $201       $638        $1,101     $2,383

52  > ProFund VP Utilities

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                         --------------------------------------------------
                         > BOND BENCHMARKED PROFUNDS VP
                         --------------------------------------------------

                                                                             DAILY
PROFUND VP                     SECURITY                                     BENCHMARK
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT PLUS           Most recently issued 30-year U.S.               125%
                               Treasury Bond
RISING RATES OPPORTUNITY       Most recently issued 30-year U.S.        125% of the Inverse
                               Treasury Bond

                                              Bond Benchmarked ProFunds VP >  53

--------------------------------------------------------------------------------
> PROFUND VP U.S. GOVERNMENT PLUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK,
NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP U.S. GOVERNMENT PLUS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                               -2.55%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 6.19% (quarter ended June 30, 2003) and the lowest return was -5.10% (quarter ended
September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE       INCEPTION
As of December 31, 2003              YEAR      INCEPTION   DATE
--------------------------------------------------------------------------------
Profund VP U.S. Government Plus     -2.55%     8.13%       05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
--------------------------------------------------------------------------------
   Long-Term Total Return Index (1)  2.20%     9.40%       05/01/02
--------------------------------------------------------------------------------
Most Recently Issued Long Bond (2)   0.77%     9.71%       05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                           0.50%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     0.99%
                                                 -------
TOTAL ANNUAL PROFUND OPERATING EXPENSES            1.74%
Fee Waivers/Reimbursements**                      -0.01%
                                                 -------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES        1.73%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73% through DECEMBER 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus    $176    $547     $943     $2,051

54  < ProFund VP U.S. Government Plus

--------------------------------------------------------------------------------
> PROFUND VP RISING RATES OPPORTUNITY(R)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP RISING RATES OPPORTUNITY for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 3.14% (quarter ended September 30, 2003) and the lowest return was -7.09% (quarter ended
June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS           ONE     SINCE        INCEPTION
As of December 31, 2003                YEAR    INCEPTION    DATE
--------------------------------------------------------------------------------
Profund Vp Rising Rates Opportunity   -4.11%   -14.01%      05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
--------------------------------------------------------------------------------
   Long-Term Total Return Index (1)    2.20%     9.40%      05/01/02
--------------------------------------------------------------------------------
Most Recently Issued Long Bond (2)     0.77%     9.71%      05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.91%
                                                  -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES           1.91%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                       1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity    $194       $600        $1,032     $2,233

                                    ProFund VP Rising Rates Opportunity(R) >  55

                       This Page Intentionally Left Blank

                        --------------------------------------------------
                        > GENERAL PROFUNDS VP INFORMATION
                        --------------------------------------------------

                        "The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

                                           General ProFunds VP Information >  57

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS
Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains, if any, as follows:

------------------------------------------------------------------
                                                       CAPITAL
                                 DIVIDENDS              GAINS
PROFUND NAME                   -----------------------------------
                                 ACCRUED     PAID        PAID
------------------------------------------------------------------
VP U.S. GOVERNMENT PLUS          Daily      Monthly    Annually*
------------------------------------------------------------------
VP REAL ESTATE                   Quarterly  Quarterly  Annually*
------------------------------------------------------------------
ALL OTHER PROFUNDS VP            Annually   Annually   Annually
------------------------------------------------------------------

*PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP REAL ESTATE reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an

58  < General ProFunds VP Information

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices. The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES
Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES
Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION
Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The RUSSELL 2000 INDEX is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the Russell 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning," requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Value Index included 227 companies with capitalizations between $492.4 million and $8.2 billion.

The S&P MIDCAP 400/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Growth Index included 173 companies with capitalizations between $416.5 million and $11.9 billion.

                                           General ProFunds VP Information >  59

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Value Index included 371 companies with capitalizations between $62.5 million and $2.3 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Growth Index included 229 companies with capitalizations between $89.8 million and $2.9 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Asia 30 Index included companies with capitalizations between $295.6 million and $88.6 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Europe 30 Index included companies with capitalizations between $2.7 billion and $99.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The NIKKEI 225 STOCK AVERAGE INDEX (Nikkei Index) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Index is calculated from the prices of the 225 Tokyo Stock Exchange (TSE) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei Index are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $416.6 million and $11.9 billion.

The DOW JONES U.S. BANKS INDEX measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2004, the average capitalization of the Index was approximately $9.0 billion.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2004, the average capitalization of the Index was approximately $4.6 billion.

The DOW JONES U.S. BIOTECHNOLOGY INDEX measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2004, the average capitalization of the Index was approximately $3.6 billion.

The DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2004, the average capitalization of the Index was approximately $5.8 billion.

The DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2004, the average capitalization of the Index was approximately $10.2 billion.

The DOW JONES U.S. ENERGY SECTOR INDEX measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2004, the average capitalization of the Index was approximately $9.2 billion.

The DOW JONES U.S. FINANCIAL SECTOR INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2004, the average capitalization of the Index was approximately $8.4 billion.

The DOW JONES U.S. HEALTHCARE SECTOR INDEX measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2004, the average capitalization of the Index was approximately $8.9 billion.

60  < General ProFunds VP Information

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

The DOW JONES U.S. INDUSTRIAL SECTOR INDEX measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2004, the average capitalization of the Index was approximately $5.4 billion.

The DOW JONES COMPOSITE INTERNET INDEX measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2004, the average capitalization of the Index was approximately $2.4 billion.

The DOW JONES U.S. PHARMACEUTICALS INDEX measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2004, the average capitalization of the Index was approximately $26.3 billion.

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2004 of approximately $5.9 billion.

The PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2004, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2004, the average capitalization of the Index was approximately $2.6 billion.

The DOW JONES U.S. SEMICONDUCTOR INDEX measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semi-conductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2004, the average capitalization of the Index was approximately $6.6 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2004, the average capitalization of the Index was approximately $7.2 billion.

The DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2004, the average capitalization of the Index was approximately $17.6 billion.

The DOW JONES U.S. UTILITIES SECTOR INDEX measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2004, the average capitalization of the Index was approximately $4.8 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
and "S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/BarraValue Index," "S&P SmallCap 600/BarraGrowth Index," and "S&P Small-Cap 600/Barra Value Index" are trade-marks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones" and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). The "Nikkei 225 Stock Average" is a trademark of Nihon Keizai Shimbun, Inc. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trade-marks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

  > Sponsor, endorse, sell or promote the SECTOR PROFUNDS VP (together, the "ProFunds VP").

  > Recommend that any person invest in the ProFunds VP or any other securities.

  > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

  > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

  > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

  > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

  > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

                                           General ProFunds VP Information >  61

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

  > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

62  < General ProFunds VP Information

                                   ---------------------------------------------
                                   > PROFUNDS MANAGEMENT
                                   ---------------------------------------------

                                   "The ProFunds' Board of Trustees is
                                   responsible for the general supervision
                                   of the ProFunds. The ProFunds' officers
                                   are responsible for the day-to-day
                                   operations of the ProFunds."

                                                       ProFunds Management >  63

--------------------------------------------------------------------------------
> PROFUNDS MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC
ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended DECEMBER 31, 2003, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------
BULL                                                   0.75%
SMALL-CAP                                              0.75%
OTC                                                    0.75%
MID-CAP VALUE                                          0.67%
MID-CAP GROWTH                                         0.72%
SMALL-CAP VALUE                                        0.67%
SMALL-CAP GROWTH                                       0.73%
ASIA 30                                                0.75%
EUROPE 30                                              0.75%
JAPAN                                                  0.75%
ULTRABULL                                              0.57%
ULTRAMID-CAP                                           0.66%
ULTRASMALL-CAP                                         0.73%
ULTRAOTC                                               0.73%
BEAR                                                   0.75%
SHORT OTC                                              0.75%
BANKS                                                  0.49%
BASIC MATERIALS                                        0.70%
BIOTECHNOLOGY                                          0.70%
CONSUMER CYCLICAL                                      0.43%
CONSUMER NON-CYCLICAL                                  0.46%
ENERGY                                                 0.65%
FINANCIAL                                              0.67%
HEALTHCARE                                             0.70%
INDUSTRIAL                                             0.52%
INTERNET                                               0.72%
PHARMACEUTICALS                                        0.68%
PRECIOUS METALS                                        0.75%
REAL ESTATE                                            0.71%
SEMICONDUCTOR                                          0.69%
TECHNOLOGY                                             0.75%
TELECOMMUNICATIONS                                     0.67%
UTILITIES                                              0.68%
U.S. GOVERNMENT PLUS                                   0.49%
RISING RATES OPPORTUNITY                               0.75%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended DECEMBER 31, 2003, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------
BULL                                                   0.15%
SMALL-CAP                                              0.15%
OTC                                                    0.15%
MID-CAP VALUE                                          0.13%
MID-CAP GROWTH                                         0.14%
SMALL-CAP VALUE                                        0.13%
SMALL-CAP GROWTH                                       0.15%
ASIA 30                                                0.15%
EUROPE 30                                              0.15%
JAPAN                                                  0.15%
ULTRABULL                                              0.11%
ULTRAMID-CAP                                           0.13%
ULTRASMALL-CAP                                         0.15%
ULTRAOTC                                               0.15%
BEAR                                                   0.15%
SHORT OTC                                              0.15%
BANKS                                                  0.10%
BASIC MATERIALS                                        0.14%
BIOTECHNOLOGY                                          0.14%
CONSUMER CYCLICAL                                      0.09%
CONSUMER NON-CYCLICAL                                  0.09%
ENERGY                                                 0.13%
FINANCIAL                                              0.13%
HEALTHCARE                                             0.14%
INDUSTRIAL                                             0.10%
INTERNET                                               0.14%
PHARMACEUTICALS                                        0.14%
PRECIOUS METALS                                        0.15%
REAL ESTATE                                            0.14%
SEMICONDUCTOR                                          0.14%
TECHNOLOGY                                             0.15%
TELECOMMUNICATIONS                                     0.13%
UTILITIES                                              0.14%
U.S. GOVERNMENT PLUS                                   0.15%
RISING RATES OPPORTUNITY                               0.15%

64  < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

The total return information represents the rate of return andthe per share operating performance that an investor wouldhave earned (or lost) on aninvestment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the AnnualReport of the ProFunds VP which is available upon request.

                              --------------------------------------------------
                              > FINANCIAL HIGHLIGHTS
                              --------------------------------------------------

                                                      Financial Highlights >  65

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.48                  $26.94                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.05)(b)               (0.04)(b)                (0.11)(b)
Net realized and unrealized gains (losses) on investments                 5.29                  (6.42)                   (2.95)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            5.24                  (6.46)                   (3.06)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $25.72                  $20.48                   $26.94
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            25.59%                (23.98)%                 (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                   1.91%                    2.25%
Net expenses(d)                                                          1.87%                   1.91%                    2.25%
Net investment income (loss)(d)                                        (0.24)%                 (0.18)%                  (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $223,123                 $92,750                  $20,586
Portfolio turnover rate(e)                                                392%                    260%                     325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

66  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $22.15                  $28.56                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.14)(b)               (0.16)(b)                (0.10)(b)
Net realized and unrealized gains (losses) on investments                 9.61                  (6.25)                   (1.34)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            9.47                  (6.41)                   (1.44)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $31.62                  $22.15                   $28.56
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            42.75%                (22.44)%                  (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.73%                   1.97%                    2.65%
Net expenses(d)                                                          1.73%                   1.97%                    2.25%
Net investment income (loss)(d)                                        (0.52)%                 (0.62)%                  (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $127,335                 $38,612                  $19,965
Portfolio turnover rate(e)                                                189%                    527%                   2,627%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  67

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OTC
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.76                  $17.53                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.22)(b)               (0.23)(b)                (0.27)(b)
Net realized and unrealized gains (losses) on investments                 5.25                  (6.54)                  (12.20)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            5.03                  (6.77)                  (12.47)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $15.79                  $10.76                   $17.53
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            46.75%                (38.62)%                 (41.57)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                   2.03%                    1.91%
Net expenses(d)                                                          1.95%                   1.98%                    1.91%
Net investment income (loss)(d)                                        (1.68)%                 (1.75)%                  (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $154,003                 $76,250                  $70,774
Portfolio turnover rate(e)                                                510%                    534%                     918%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

68  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.25                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.05)(b)                (0.02)(b)
Net realized and unrealized gains (losses) on investments                                         8.36                   (6.73)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    8.31                   (6.75)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $31.56                   $23.25
                                                                                                ======                   ======

TOTAL RETURN                                                                                    35.74%                 (22.50)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.25%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.20)%                  (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $50,575                  $12,487
Portfolio turnover rate(e)                                                                      1,012%                   1,361%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  69

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP GROWTH
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.36                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.35)(b)                (0.21)(b)
Net realized and unrealized gains (losses) on investments                                         6.87                   (6.43)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    6.52                   (6.64)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                                               (0.08)                       -
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $29.80                   $23.36
                                                                                                ======                   ======
TOTAL RETURN                                                                                    27.91%                 (22.13)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.02%                    2.22%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (1.31)%                  (1.32)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $46,561                  $15,064
Portfolio turnover rate(e)                                                                        678%                   1,594%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

70  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $21.51                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.22)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                                         7.68                   (8.40)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    7.46                   (8.49)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $28.97                   $21.51
                                                                                                ======                   ======
TOTAL RETURN                                                                                    34.68%                 (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.45%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.87)%                  (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                             $147,174                  $29,165
Portfolio turnover rate(e)                                                                        906%                   1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  71

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.34                   $30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)                                                                    (0.37)(b)                (0.21)(b)
Net realized and unrealized gains (losses) on investments                                         8.38                   (6.45)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    8.01                   (6.66)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $31.35                   $23.34
                                                                                                ======                   ======
TOTAL RETURN                                                                                    34.32%                 (22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.00%                    2.20%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (1.36)%                  (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                             $153,401                  $23,968
Portfolio turnover rate(e)                                                                        785%                   1,260%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

72  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ASIA 30
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.51                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                      0.17(b)                  0.06(b)
Net realized and unrealized gains (losses) on investments                                        15.09                   (6.55)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                   15.26                   (6.49)
                                                                                                ------                   ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                           (0.01)                       -
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $38.76                   $23.51
                                                                                                ======                   ======
TOTAL RETURN                                                                                    64.92%                 (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                1.93%                    2.03%
Net expenses(d)                                                                                  1.93%                    1.98%
Net invesment income (loss)(d)                                                                   0.54%                    0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $49,138                  $18,576
Portfolio turnover rate(e)                                                                        831%                   1,321%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method. (c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  73

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

                                                                                                                 FOR THE PERIOD
                                           FOR THE           FOR THE           FOR THE            FOR THE      OCTOBER 18, 1999(a)
                                        YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED               THROUGH
                                      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,          DECEMBER 31,
                                              2003              2002              2001               2000                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $18.01            $24.26            $31.98             $36.82                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                  0.05(b)           0.07(b)         (0.04)(b)            0.09(b)             (0.04)
Net realized and unrealized gains
   (losses) on investments                    6.92            (6.32)            (7.68)             (4.79)                  6.86
                                            ------            ------            ------             ------                ------
Total income (loss) from investment
   activities                                 6.97            (6.25)            (7.72)             (4.70)                  6.82
                                            ------            ------            ------             ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                       (0.02)                 -                 -                  -                     -
Net realized gains on investments                -                 -                 -             (0.14)                     -
                                            ------            ------            ------             ------                ------
Total distributions                         (0.02)                 -                 -             (0.14)                     -
                                            ------            ------            ------             ------                ------
NET ASSET VALUE, END OF PERIOD              $24.96            $18.01            $24.26             $31.98                $36.82
                                            ======            ======            ======             ======                ======
TOTAL RETURN                                38.73%          (25.76)%          (24.14)%           (12.75)%                22.73%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                            1.91%             2.03%             1.89%              1.65%                 2.39%
Net expenses(d)                              1.91%             1.98%             1.89%              1.65%                 1.78%
Net investment income (loss)(d)              0.25%             0.33%           (0.14)%              0.26%               (1.00)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $142,019           $33,119           $52,253            $25,004                $3,262
Portfolio turnover rate(e)                    376%            1,280%            1,002%             1,434%                  100%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

74  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP JAPAN
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $21.96                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.28)(b)                (0.14)(b)
Net realized and unrealized gains (losses) on investments                                         6.16                   (7.90)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    5.88                   (8.04)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $27.84                   $21.96
                                                                                                ======                   ======
TOTAL RETURN                                                                                    26.78%                 (26.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                1.95%                    2.06%
Net expenses(d)                                                                                  1.95%                    1.98%
Net investment income (loss)(d)                                                                (1.12)%                  (0.85)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $25,188                   $3,072
Portfolio turnover rate(e)                                                                           -                        -

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  75

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $14.51                  $22.71                   $30.00
Net investment income (loss)                                            (0.05)(b)               (0.08)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                 7.73                  (8.12)                   (7.20)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            7.68                  (8.20)                   (7.29)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $22.19                  $14.51                   $22.71
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            52.93%                (36.11)%                 (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.07%                   2.12%                    1.94%
Net expenses(d)                                                          1.84%                   1.98%                    1.94%
Net investment income (loss)(d)                                        (0.32)%                 (0.46)%                  (0.42)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $68,318                 $42,288                  $64,186
Portfolio turnover rate(e)                                              1,124%                  1,249%                     682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

76  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $17.32                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.20)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                                        12.34                  (12.59)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                   12.14                  (12.68)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $29.46                   $17.32
                                                                                                ======                   ======
TOTAL RETURN                                                                                    70.09%                 (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.36%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.88)%                  (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $38,653                  $20,777
Portfolio turnover rate(e)                                                                      1,202%                   2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  77

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                           FOR THE            FOR THE           FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED               THROUGH
                                      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                              2003               2002              2000              2001                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $14.64             $25.51            $27.61            $35.99                $30.00
Net investment income (loss)                (0.14)(b)          (0.16)(b)         (0.17)(b)         (0.04)(b)               0.06(b)
Net realized and unrealized gains
   (losses) on investments                   14.70            (10.71)            (1.93)            (7.90)                  5.93
                                            ------             ------            ------            ------                ------
Total income (loss) from investment
   activities                                14.56            (10.87)            (2.10)            (7.94)                  5.99
                                            ------             ------            ------            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                            -                  -                 -            (0.02)                     -
Net realized gains on investments                -                  -                 -            (0.42)                     -
                                            ------             ------            ------            ------                ------
Total distributions                              -                  -                 -            (0.44)                     -
                                            ------             ------            ------            ------                ------
NET ASSET VALUE, END OF PERIOD              $29.20             $14.64            $25.51            $27.61                $35.99
                                            ======             ======            ======            ======                ======
TOTAL RETURN                                99.45%           (42.61)%           (7.61)%          (22.14)%                19.97%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                            2.00%              2.15%             2.11%             2.24%                 2.53%
Net expenses(d)                              1.98%              1.98%             2.11%             1.95%                 1.70%
Net investment income (loss)(d)            (0.66)%            (0.78)%           (0.69)%           (0.12)%                 1.75%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $88,165            $30,561           $89,041           $33,388                $9,804
Portfolio turnover rate(e)                    572%             1,511%              842%            1,971%                  686%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

78  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

                                                                                                                FOR THE PERIOD
                                          FOR THE           FOR THE            FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                       YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED               THROUGH
                                     DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,          DECEMBER 31,
                                             2003              2002               2001              2000                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $1.50             $4.83             $15.44            $70.93                $30.00
Investment Activities:
Net investment income (loss)               (0.04)(b)         (0.04)(b)          (0.11)(b)         (0.40)(b)             (0.06)
Net realized and unrealized gains
   (losses) on investments                   1.58            (3.29)            (10.50)           (51.29)                 40.99
                                            -----             -----              -----            ------                ------
Total income (loss) from investment
   activities                                1.54            (3.33)            (10.61)           (51.69)                 40.93
                                            -----             -----              -----            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments               -                 -                  -            (3.80)                     -
                                            -----             -----              -----            ------                ------
NET ASSET VALUE, END OF PERIOD              $3.04             $1.50              $4.83            $15.44                $70.93
                                            =====             =====              =====            ======                ======
TOTAL RETURN                              102.67%          (68.94)%           (68.72)%          (73.37)%               136.43%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                           1.97%             2.08%              1.95%             1.65%                 1.97%
Net expenses(d)                             1.94%             1.98%              1.95%             1.65%                 1.65%
Net investment income (loss)(d)           (1.59)%           (1.64)%            (1.60)%           (0.79)%               (0.77)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $114,077           $53,188           $102,131          $115,498               $67,898
Portfolio turnover rate(e)                   768%              982%               465%              683%                  101%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  79

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $42.29                  $35.07                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.36)(b)               (0.23)(b)                  0.26(b)
Net realized and unrealized gains (losses) on investments              (10.04)                    7.53                     4.81
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                         (10.40)                    7.30                     5.07
                                                                        ------                  ------                   ------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                                        -                  (0.08)                        -
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $31.89                  $42.29                   $35.07
                                                                        ======                  ======                   ======
TOTAL RETURN                                                          (24.59)%                  20.82%                   16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.98%                   2.03%                    1.89%
Net expenses(d)                                                          1.98%                   1.98%                    1.89%
Net investment income (loss)(d)                                        (0.96)%                 (0.57)%                    0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $54,301                 $77,938                  $37,290
Portfolio turnover rate(e)                                                   -                       -                   1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

80  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $33.37                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                (0.24)(b)              (0.09)(b)
Net realized and unrealized gains (losses) on investments                                  (12.21)                   3.46(c)
                                                                                          --------                -------
Total income (loss) from investment activities                                             (12.45)                   3.37
                                                                                          --------                -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.21)                      -
                                                                                          --------                -------
NET ASSET VALUE, END OF PERIOD                                                              $20.71                 $33.37
                                                                                          ========                =======
TOTAL RETURN                                                                              (37.31)%                 11.23%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                            1.99%                  1.96%
Net expenses(e)                                                                              1.98%                  1.96%
Net investment income (loss)(e)                                                            (0.93)%                (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $31,524                $14,030
Portfolio turnover rate(f)                                                                       -                      -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  81

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BANKS
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.98                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.38(b)                0.19(b)
Net realized and unrealized gains (losses) on investments                                     7.25                 (4.21)
                                                                                            ------               --------
Total income (loss) from investment activities                                                7.63                 (4.02)
                                                                                            ------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.50)                      -
                                                                                            ------               --------
NET ASSET VALUE, END OF PERIOD                                                              $33.11                 $25.98
                                                                                            ======               ========
TOTAL RETURN                                                                                29.39%               (13.40)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.30%                  2.11%
Net expenses(d)                                                                              1.98%                  1.98%
Net investment income (loss)(d)                                                              1.30%                  1.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $5,759                 $5,782
Portfolio turnover rate(e)                                                                  1,457%                 1,183%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

82  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.66                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.22(b)                0.23(b)
Net realized and unrealized gains (losses) on investments                                     7.88                 (4.57)
                                                                                           -------               --------
Total income (loss) from investment activities                                                8.10                 (4.34)
                                                                                           -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.02)                      -
                                                                                           -------               --------
NET ASSET VALUE, END OF PERIOD                                                              $33.74                 $25.66
                                                                                           =======               ========
TOTAL RETURN                                                                                31.58%               (14.47)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.03%                  2.21%
Net expenses(d)                                                                              1.97%                  1.98%
Net investment income (loss)(d)                                                              0.75%                  1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $50,929                 $3,851
Portfolio turnover rate(e)                                                                  1,009%                 2,498%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  83

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY
================================================================================

                                                                                                           FOR THE PERIOD
                                                                    FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                 YEAR ENDED             YEAR ENDED                THROUGH
                                                          DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.71                 $25.44                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.37)(b)              (0.35)(b)              (0.48)(b)
Net realized and unrealized gains (losses) on investments              6.62                 (9.19)                 (4.08)
                                                                     ------               --------               --------
Total income (loss) from investment activities                         6.25                 (9.54)                 (4.56)
                                                                     ------               --------               --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gains on investments                                         -                 (0.19)                      -

NET ASSET VALUE, END OF PERIOD                                       $21.96                 $15.71                 $25.44
                                                                     ======               ========               ========
TOTAL RETURN                                                         39.78%               (37.51)%               (15.20)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                     2.04%                  2.16%                  2.03%
Net expenses(d)                                                       1.98%                  1.98%                  2.03%
Net investment income (loss)(d)                                     (1.87)%                (1.91)%                (1.98)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $14,342                $14,246                $44,247
Portfolio turnover rate(e)                                             848%                 1,049%                 1,044%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

84  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER CYCLICAL
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $21.98                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                (0.30)(b)              (0.17)(b)
Net realized and unrealized gains (losses) on investments                                     6.19                 (7.85)
                                                                                            ------               --------
Total income (loss) from investment activities                                                5.89                 (8.02)
                                                                                            ------               --------
NET ASSET VALUE, END OF PERIOD                                                              $27.87                 $21.98
                                                                                            ======               ========
TOTAL RETURN                                                                                26.80%               (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.33%                  2.65%
Net expenses(d)                                                                              1.96%                  1.98%
Net investment income (loss)(d)                                                            (1.19)%                (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $3,777                 $3,439
Portfolio turnover rate(e)                                                                  2,100%                 2,644%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  85

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER NON-CYCLICAL
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.11                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.04(b)                0.04(b)
Net realized and unrealized gains (losses) on investments                                     4.59                 (4.93)
                                                                                            ------               --------
Total income (loss) from investment activities                                                4.63                 (4.89)
                                                                                            ------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.21)                      -
                                                                                            ======               ========
NET ASSET VALUE, END OF PERIOD                                                              $29.53                 $25.11

TOTAL RETURN                                                                                18.46%               (16.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.33%                  2.10%
Net expenses(d)                                                                              1.98%                  1.98%
Net investment income (loss)(d)                                                              0.13%                  0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $2,406                 $4,952
Portfolio turnover rate(e)                                                                  1,472%                 1,057%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

86  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ENERGY
================================================================================

                                                                                                           FOR THE PERIOD
                                                                    FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                 YEAR ENDED             YEAR ENDED                THROUGH
                                                          DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                 $23.17                 $27.93                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.01)(b)              (0.05)(b)                   -(b),(c)
Net realized and unrealized gains (losses) on investments              5.17                 (4.71)                 (2.07)
                                                                    -------               --------                -------
Total income (loss) from investment activities                         5.16                 (4.76)                 (2.07)
                                                                    -------               --------                -------
NET ASSET VALUE, END OF PERIOD                                       $28.33                 $23.17                 $27.93
                                                                    =======               ========                =======
TOTAL RETURN                                                         22.27%               (17.04)%                (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                     2.09%                  2.16%                  2.05%
Net expenses(e)                                                       1.98%                  1.98%                  2.05%
Net investment income (loss)(e)                                     (0.05)%                (0.18)%                (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $44,398                $19,283                $24,007
Portfolio turnover rate(f)                                           1,091%                 1,632%                 1,169%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  87

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANCIAL
================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $23.85                $28.02                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.11(b)               0.06(b)                0.04(b)
Net realized and unrealized gains (losses) on investments             6.80                (4.23)                 (2.02)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        6.91                (4.17)                 (1.98)
                                                                   -------              --------                -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                               (0.04)                     -                      -
                                                                   -------              --------                -------
NET ASSET VALUE, END OF PERIOD                                      $30.72                $23.85                 $28.02
                                                                   =======              ========                =======
TOTAL RETURN                                                        28.99%              (14.88)%                (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.07%                 2.14%                  2.10%
Net expenses(d)                                                      1.98%                 1.98%                  2.10%
Net investment income (loss)(d)                                      0.42%                 0.22%                  0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $21,024               $11,898                $20,089
Portfolio turnover rate(e)                                            726%                1,341%                 1,330%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

88  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP HEALTHCARE
================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $21.98                $28.43                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.15)(b)             (0.13)(b)              (0.30)(b)
                                                                   -------              --------                -------
Net realized and unrealized gains (losses) on investments             3.98                (6.32)                 (1.27)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        3.83                (6.45)                 (1.57)
                                                                   =======              ========                =======
NET ASSET VALUE, END OF PERIOD                                      $25.81                $21.98                 $28.43

TOTAL RETURN                                                        17.42%              (22.69)%                (5.23)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.04%                 2.14%                  2.06%
Net expenses(d)                                                      1.97%                 1.98%                  2.06%
Net investment income (loss)(d)                                    (0.63)%               (0.54)%                (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $25,286               $14,622                $33,227
Portfolio turnover rate(e)                                            877%                  897%                 1,032%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  89

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INDUSTRIAL
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $24.05                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.01)(b)             (0.01)(b)
Net realized and unrealized gains (losses) on investments             6.84                (5.94)
                                                                   -------              --------
Total income (loss) from investment activities                        6.83                (5.95)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $30.88                $24.05
                                                                   =======              ========
TOTAL RETURN                                                        28.40%              (19.83)%(c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.25%                 2.65%
Net expenses(d)                                                      1.98%                 1.98%
Net investment income (loss)(d)                                    (0.05)%               (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $11,751                $1,134
Portfolio turnover rate(e)                                          1,997%                  906%(c)

================================================================================
(a)    Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)    Not annualized for periods less than one year.
(d)    Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

90  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INTERNET
===============================================================================

                                                                                   FOR THE PERIOD
                                                                   FOR THE            MAY 1, 2002(a)
                                                                YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $25.99                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.75)(b)              (0.35)(b)
Net realized and unrealized gains (losses) on investments            21.02                 (3.66)(c)
                                                                   -------               --------
Total income (loss) from investment activities                       20.27                 (4.01)
                                                                   -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains on investments                                   (0.45)                      -
                                                                   -------               --------
NET ASSET VALUE, END OF PERIOD                                      $45.81                 $25.99
                                                                   =======               ========
TOTAL RETURN                                                        77.99%               (13.37)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                    2.01%                  2.04%
Net expenses(e)                                                      1.98%                  1.98%
Net investment income (loss)(e)                                    (1.97)%                (1.97)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $14,882                $28,880
Portfolio turnover rate(f)                                            803%                   505%(d)

===============================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  91

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS
================================================================================

                                                                                   FOR THE PERIOD
                                                                   FOR THE            MAY 1, 2002(a)
                                                                YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $25.96                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.09)(b)                   -(b),(c)
Net realized and unrealized gains (losses) on investments             1.51(d)              (4.04)
                                                                   -------               --------
Total income (loss) from investment activities                        1.42                 (4.04)
                                                                   -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                   (1.45)                      -
                                                                   -------               --------
NET ASSET VALUE, END OF PERIOD                                      $25.93                 $25.96
                                                                   =======                =======
TOTAL RETURN                                                         5.60%               (13.47)%(e)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)                                                    2.06%                  2.12%
Net expenses(f)                                                      1.98%                  1.98%
Net investment income (loss)(f)                                    (0.33)%                (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $11,851                 $3,414
Portfolio turnover rate(g)                                          2,569%                 1,709%(e)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)  Not annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures ontracts) having a maturity of less than one year.

92  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $29.44                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.31)(b)            (0.07)(b)
Net realized and unrealized gains (losses) on investments            11.86                (0.49)
                                                                   -------               -------
Total income (loss) from investment activities                       11.55                (0.56)
                                                                   -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.99                $29.44
                                                                   =======               =======
TOTAL RETURN                                                        39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.98%                 1.98%
Net expenses(d)                                                      1.97%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $76,218               $55,639
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  93

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                        FOR THE PERIOD
                                                                   FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $31.16                $32.72                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses) on investments             9.14                (1.34)                  1.19
                                                                   -------               -------               -------
Total income (loss) from investment activities                       10.23                  0.04                  2.72
                                                                   -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.50)                (1.37)                     -
Return of capital                                                        -                (0.23)                     -
                                                                   -------               -------               -------
Total distributions                                                 (0.50)                (1.60)                     -
                                                                   -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.89                $31.16                $32.72
                                                                   =======               =======               =======
TOTAL RETURN                                                        33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.02%                 2.13%                 1.99%
Net expenses(d)                                                      1.98%                 1.98%                 1.99%
Net investment income (loss)   (d)                                   3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $39,613               $20,920               $39,414
Portfolio turnover rate(e)                                          1,113%                1,163%                  753%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

94  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SEMICONDUCTOR
================================================================================

                                                                                 FOR THE PERIOD
                                                                   FOR THE          MAY 1, 2002 (a)
                                                                YEAR ENDED              THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $15.58               $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.41)(b)            (0.24)(b)
Net realized and unrealized gains (losses) on investments            14.17              (14.18)
                                                                   -------             --------
Total income (loss) from investment activities                       13.76              (14.42)
                                                                   -------             --------
NET ASSET VALUE, END OF PERIOD                                      $29.34               $15.58
                                                                   =======             ========
TOTAL RETURN                                                        88.32%             (48.07)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.05%                2.33%
Net expenses(d)                                                      1.98%                1.98%
Net investment income (loss)(d)                                    (1.72)%              (1.89)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $18,332               $3,790
Portfolio turnover rate(e)                                          1,364%                 886%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  95

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                       FOR THE PERIOD
                                                                   FOR THE              FOR THE      JANUARY 22, 2001(a)
                                                                YEAR ENDED           YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.66               $17.97                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.20)(b)            (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses) on investments             5.10               (7.07)               (11.69)
                                                                   -------             --------              --------
Total income (loss) from investment activities                        4.90               (7.31)               (12.03)
                                                                   -------             --------              --------
NET ASSET VALUE, END OF PERIOD                                      $15.56               $10.66                $17.97
                                                                   =======             ========              ========
TOTAL RETURN                                                        45.97%             (40.68)%              (40.10)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.93%                2.27%                 2.10%
Net expenses(d)                                                      1.93%                1.98%                 2.10%
Net investment income (loss)(d)                                    (1.47)%              (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $30,631              $15,271               $15,410
Portfolio turnover rate(e)                                            702%               1,208%                2,548%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

96  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS
================================================================================

                                                                                                       FOR THE PERIOD
                                                                  FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                               YEAR ENDED            YEAR ENDED               THROUGH
                                                        DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses) on investments            0.02(c)             (8.06)                (8.15)
                                                                   ------              --------              --------
Total income (loss) from investment activities                       0.33                (8.16)                (8.43)
                                                                   ------              --------              --------
NET ASSET VALUE, END OF PERIOD                                     $13.74                $13.41                $21.57
                                                                   ======              ========              ========
TOTAL RETURN                                                        2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                   2.06%                 2.19%                 2.17%
Net expenses(e)                                                     1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                                     2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $7,488               $16,796                $4,150
Portfolio turnover rate(f)                                         1,508%                1,290%                2,830%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  97

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP UTILITIES
================================================================================

                                                                                                        FOR THE PERIOD
                                                                   FOR THE              FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED           YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $18.78               $24.69                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.40(b)              0.51(b)                0.39(b)
Net realized and unrealized gains (losses) on investments             3.61               (6.42)                 (5.70)
                                                                   -------              -------               --------
Total income (loss) from investment activities                        4.01               (5.91)                 (5.31)
                                                                   -------              -------               --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                               (0.41)                    -                      -
                                                                   -------              -------               --------
NET ASSET VALUE, END OF PERIOD                                      $22.38               $18.78                 $24.69
                                                                   =======              =======               ========
TOTAL RETURN                                                        21.37%              23.94)%               (17.70)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.06%                2.17%                  2.05%
Net expenses(d)                                                      1.98%                1.98%                  2.05%
Net investment income (loss)(d)                                      1.98%                2.31%                  1.44%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $22,653              $26,026                $13,420
Portfolio turnover rate(e)                                          1,134%               1,461%                 1,008%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

98  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $34.12                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments           (0.90)                  4.89
                                                                   -------              --------
Total income (loss) from investment activities                      (0.84)                  5.01
                                                                   -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.06)                (0.89)
Net realized gains on investments                                   (3.23)                     -
Return of capital                                                   (1.33)                     -
                                                                   -------              --------
Total distributions                                                 (4.62)                (0.89)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $28.66                $34.12
                                                                   =======              ========
TOTAL RETURN                                                       (2.55)%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.74%                 1.71%
Net expenses(d)                                                      1.73%                 1.71%
Net investment income (loss)(d)                                      0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $36,776              $124,928
Portfolio turnover rate(e)                                            526%                  269%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  99

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments           (0.77)                (5.59)
                                                                   -------              --------
Total income (loss) from investment activities                      (1.00)                (5.68)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $23.32                $24.32
                                                                   =======              ========
TOTAL RETURN                                                       (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.91%                 2.13%
Net expenses(d)                                                      1.91%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.49)%
Supplemental Data:
Net assets, end of period (000's)                                  $74,272                $7,168
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

100  <  Financial Highlights

                  This Page Intentionally Left Blank

                  This Page Intentionally Left Blank
102

                  This Page Intentionally Left Blank

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report. You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

   PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 For Individual Investors Only
   (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

   or visit our website WWW.PROFUNDS.COM

YOU CAN FIND REPORTS AND OTHER INFORMATION ABOUT PROFUNDS ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV), OR YOU CAN GET COPIES OF THIS INFORMATION, AFTER PAYMENT OF A DUPLICATING FEE BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102. INFORMATION ABOUT THE PROFUNDS, INCLUDING THEIR STATEMENT OF ADDITIONAL INFORMATION, CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE PUBLIC REFERENCE ROOM, CALL THE SEC AT 1-202-942-8090.

PROFUNDS AND THE BULL & BEAR DESIGN, PROFUND VP RISING RATES OPPORTUNITY AND INNOVATIONS IN INDEXING ARE TRADEMARKS OF PROFUND ADVISORS LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                             [LOGO OF PROFUNDS(TM)]

                                  PROFUNDS(TM)

                          INNOVATIONS IN INDEXING(R)

                                       INVESTMENT COMPANY ACT FILE NO. 811-08239
                                                                       PROVP0504

                                                  [LOGO OF PROFUNDS(TM)]
                                                       PROFUNDS(TM)

                                                  CLASSIC PROFUNDS VP

                                                  BULL
                                                  SMALL-CAP
                                                  OTC
                                                  MID-CAP VALUE
                                                  MID-CAP GROWTH
                                                  SMALL-CAP VALUE
                                                  SMALL-CAP GROWTH
                                                  ASIA 30 EUROPE 30

                                                  ULTRA PROFUNDS VP

                                                  ULTRABULL
                                                  ULTRAMID-CAP
                                                  ULTRASMALL-CAP
                                                  ULTRAOTC

                                                  INVERSE PROFUNDS VP

                                                  BEAR
                                                  SHORT SMALL-CAP
                                                  SHORT OTC

                                                  SECTOR PROFUNDS VP

                                                  BASIC MATERIALS
                                                  BIOTECHNOLOGY
                                                  ENERGY
                                                  FINANCIAL
                                                  HEALTHCARE
                                                  PRECIOUS METALS
                                                  REAL ESTATE
                                                  SEMICONDUCTOR
                                                  TECHNOLOGY
                                                  TELECOMMUNICATIONS
                                                  UTILITIES

                                                  BOND BENCHMARKED PROFUNDS VP

                                                  U.S. GOVERNMENT PLUS
                                                  RISING RATES OPPORTUNITY

                                                  PROFUND VP MONEY MARKET

>  PROSPECTUS
   May 1, 2004

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       This Page Intentionally Left Blank

>  TABLE OF CONTENTS

 4                        PROFUNDS VP OVERVIEW
 7                        PROFUNDS VP STRATEGIES AND RISKS
13                        CLASSIC PROFUNDS VP
14                           BULL
15                           SMALL-CAP
16                           OTC
17                           MID-CAP VALUE
18                           MID-CAP GROWTH
19                           SMALL-CAP VALUE
20                           SMALL-CAP GROWTH
21                           ASIA 30
22                           EUROPE 30
23                        ULTRA PROFUNDS VP
24                           ULTRABULL
25                           ULTRAMID-CAP
26                           ULTRASMALL-CAP
27                           ULTRAOTC
29                        INVERSE PROFUNDS VP
30                           BEAR
31                           SHORT SMALL-CAP
32                           SHORT OTC
33                        SECTOR PROFUNDS VP
34                           BASIC MATERIALS
35                           BIOTECHNOLOGY
36                           ENERGY
37                           FINANCIAL
38                           HEALTHCARE
39                           PRECIOUS METALS
40                           REAL ESTATE
41                           SEMICONDUCTOR
42                           TECHNOLOGY
43                           TELECOMMUNICATIONS
44                           UTILITIES
45                        BOND BENCHMARKED PROFUNDS VP
46                           U.S. GOVERNMENT PLUS
47                           RISING RATES OPPORTUNITY
49                        PROFUND VP MONEY MARKET
53                        GENERAL PROFUNDS VP INFORMATION
59                        PROFUNDS MANAGEMENT
61                        FINANCIAL HIGHLIGHTS

[LOGO OF PROFUNDS(TM)]
    PROFUNDS(TM)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP          INDEX                                 DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bull                S&P 500 Index(R)                        Match (100%)         Diverse, widely traded, large capitalization

Small-Cap           Russell 2000(R) Index                   Match (100%)         Diverse, small capitalization

OTC                 NASDAQ-100(R) Index                     Match (100%)         Large capitalization, non-financial companies
                                                                                 listed on The NASDAQ Stock Market

Mid-Cap Value       S&P MidCap 400/Barra Value Index        Match (100%)         Diverse, widely traded, mid-capitalization

Mid-Cap Growth      S&P MidCap 400/Barra Growth Index       Match (100%)         Diverse, widely traded, mid-capitalization

Small-Cap Value     S&P SmallCap 600/Barra Value Index      Match (100%)         Diverse, small capitalization

Small-Cap Growth    S&P SmallCap 600/Barra Growth Index     Match (100%)         Diverse, small capitalization

Asia 30             ProFunds Asia 30 Index                  Match (100%)         Companies whose principal offices are located in
                                                                                 countries of the Asia/Pacific region, excluding
                                                                                 Japan, whose securities are traded in the U.S.

Europe 30           ProFunds Europe 30 Index                Match (100%)         Companies whose principal offices are located in
                                                                                 European countries, whose securities are traded in
                                                                                 the U.S.

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP          INDEX                                 DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
UltraBull           S&P 500 Index                           Double (200%)        Diverse, widely traded, large capitalization

UltraMid-Cap        S&P MidCap 400 Index                    Double (200%)        Diverse, widely traded, mid-capitalization

UltraSmall-Cap      Russell 2000 Index                      Double (200%)        Diverse, small capitalization

UltraOTC            NASDAQ-100 Index                        Double (200%)        Large capitalization, non-financial companies
                                                                                 listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP          INDEX                                 DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bear                S&P 500 Index                       100% of the Inverse      Diverse, widely traded, large capitalization

Short Small-Cap     Russell 2000 Index                  100% of the Inverse      Diverse, small capitalization

Short OTC           NASDAQ-100 Index                    100% of the Inverse      Large capitalization, non-financial companies
                                                                                 listed on The NASDAQ Stock Market

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. Non-money market
    ProFunds VP utilize the performance of a stock index, security or a multiple or inverse mulitple thereof as their benchmark. For example, PROFUND VP ULTRABULL has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4  < ProFunds VP Overview

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP          INDEX                                  DAILY BENCHMARK      TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials     Dow Jones U.S. Basic Materials           Match (100%)       Securities within the basic materials sector of
                    Sector Index                                                the U.S. equity market
Biotechnology       Dow Jones U.S. Biotechnology Index       Match (100%)       Securities representing the biotechnology industry
                                                                                in the U.S. equity market
Energy              Dow Jones U.S. Energy Sector Index       Match (100%)       Securities within the energy sector of the U.S.
                                                                                equity market
Financial           Dow Jones U.S. Financial Sector Index    Match (100%)       Securities within the financial sector of the U.S.
                                                                                equity market
Healthcare          Dow Jones U.S. Healthcare Sector Index   Match (100%)       Securities within the healthcare sector of the U.S.
                                                                                equity market
Precious Metals*    Dow Jones Precious Metals Index          Match (100%)       Securities of companies involved in the mining of
                                                                                precious metals
Real Estate         Dow Jones U.S. Real Estate Index         Match (100%)       Securities representing the real estate industry in
                                                                                the U.S. equity market
Semiconductor       Dow Jones U.S. Semiconductor Index       Match (100%)       Securities representing the semiconductor industry
                                                                                in the U.S. equity market
Technology          Dow Jones U.S. Technology Sector Index   Match (100%)       Securities within the technology sector of the U.S.
                                                                                equity market
Telecommunications  Dow Jones U.S. Telecommunications        Match (100%)       Securities within the telecommunications sector of
                    Sector Index                                                the U.S. equity market
Utilities           Dow Jones U.S. Utilities Sector Index    Match (100%)       Securities within the utilities sector of the U.S.
                                                                                equity market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP          SECURITY                              DAILY BENCHMARK       TYPES OF SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government     Most recently issued 30-year U.S.            125%           U.S. Treasury securities
Plus                Treasury Bond
Rising Rates        Most recently issued 30-year          125% of the Inverse   U.S. Treasury securities
Opportunity         U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

* Until June 18, 2004, ProFund VP Precious Metals' index is the Philadelphia Stock Exchange(R) Gold/Silver Sector(SM) Index.

                                                       ProFunds VP Overview >  5
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6
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                       >  PROFUNDS VP STRATEGIES AND RISKS
                       ---------------------------------------------------------

                      "In seeking to achieve its investment objective, each non-money market ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark."

                                           ProFunds VP Strategies and Risks >  7

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>  PROFUNDS VP STRATEGIES AND RISKS
-------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except ProFund VP Money Market, which is described later in this prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance, the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each non-money market ProFund
VP:

  > takes positions in securities and other financial instruments that ProFund
    Advisors believes should simulate the movement of its benchmark;

  > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

  > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

  > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

  > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

  > may substitute a different index or security for the index or security underlying its benchmark;

  > does not take temporary defensive positions; and

  > does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, all MID-CAP and SMALL-CAP PROFUNDS VP, PROFUND VP OTC, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trad-ing of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability

8 <  ProFunds VP Strategies and Risks

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>  PROFUNDS VP STRATEGIES AND RISKS
-------------------------------------------------------------------------------

to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circum-stances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

DEBT INSTRUMENT RISK (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices such as PROFUND VP U.S. GOVERNMENT PLUS.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond dif-ferently to these risks than positively correlated funds.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30 and ProFund VP Europe 30). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or

                                         ProFunds VP Strategies and Risks >  9

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>  PROFUNDS VP STRATEGIES AND RISKS
-------------------------------------------------------------------------------

companies. Investors in the ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VALUE INVESTING RISK (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

  > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

  > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

  > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
    Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe,

10  < ProFunds VP Strategies and Risks

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>  PROFUNDS VP STRATEGIES AND RISKS
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       Asia, the United States and Latin America to offer shares in many markets around the world.

    o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

  > EQUITY SECURITIES are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

  > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

  > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

  > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

  > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

    Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

    Fund A: A fund whose objective                Fund B: A fund whose objective
    is to seek daily investment                   is to seek daily investment
    results, before fees                          results, before fees and
    and expenses, that correspond                 expenses, that correspond to
    to the daily performance                      twice (200%) the daily
    of an index.                                  performance of an index.

    On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

  > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

  > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

  > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

  > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

  > REPURCHASE AGREEMENTS A contract in which the seller of securities, usually
    U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

  > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

  > SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

  > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

  > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

  > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                          ProFunds VP Strategies and Risks >  11
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12

CLASSIC PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

-------------------------------------------------------------------------------
> CLASSIC PROFUNDS VP
-------------------------------------------------------------------------------

                                                                         DAILY
PROFUND VP                   INDEX                                     BENCHMARK
BULL                         S&P 500 Index                            Match (100%)
SMALL-CAP                    Russell 2000 Index                       Match (100%)
OTC                          NASDAQ-100 Index                         Match (100%)
MID-CAP VALUE                S&P MidCap 400/Barra Value Index         Match (100%)
MID-CAP GROWTH               S&P MidCap 400/Barra Growth Index        Match (100%)
SMALL-CAP VALUE              S&P SmallCap 600/Barra Value Index       Match (100%)
SMALL-CAP GROWTH             S&P SmallCap 600/Barra Growth Index      Match (100%)
ASIA 30                      ProFunds Asia 30 Index                   Match (100%)
EUROPE 30                    ProFunds Europe 30 Index                 Match (100%)

                                                       Classic ProFunds VP >  13

-------------------------------------------------------------------------------
>  PROFUND VP BULL
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                          -23.98%
2003                                           25.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP BULL                         25.59%           -5.61%        05/01/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                       28.68%           -3.18%        05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      0.87%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.87%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP BULL             $190          $588           $1,011         $2,190

14  < Profund VP Bull

-------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF December 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                          -22.44%
2003                                           42.75%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE          SINCE         INCEPTION
As of December 31, 2003                     YEAR         INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP                        42.75%       1.99%         05/01/01
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (1)                      47.29%       6.39%         05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      0.73%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP        $176           $545          $939           $2,041

                                                     ProFunds VP Small-cap >  15

-------------------------------------------------------------------------------
>  PROFUND VP OTC
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP OTC's investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                          -38.62%
2003                                           46.75%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP OTC                          46.75%           -19.61%       01/22/01
NASDAQ-100 INDEX (1)                    49.49%           -18.02%       01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      0.95%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.95%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP OTC              $198          $612           $1,052         $2,275

16  < ProFund VP Bull

-------------------------------------------------------------------------------
>  PROFUND VP MID-CAP VALUE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MID CAP 400/BARRA VALUE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP MID-CAP VALUE for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP MID-CAP VALUE by comparing average annual total returns of PROFUND VP MID-CAP VALUE to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                          35.74%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended
June 30, 2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE                35.74%           3.08%         05/01/02
--------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA VALUE INDEX (1)    40.18%           7.26%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      1.08%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             2.08%
Fee Waivers/Reimbursements**                                       -0.10%
                                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value    $201          $642           $1,109         $2,402

                                                  ProFund VP Mid-Cap Value >  17

-------------------------------------------------------------------------------
>  PROFUND VP MID-CAP GROWTH
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK and GROWTH INVESTING RISK.
For additional information on PROFUND VP MID-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP MID-CAP GROWTH for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP MID-CAP GROWTH by comparing average annual total returns of PROFUND VP MID-CAP GROWTH to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

           ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                          27.91%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP GROWTH for one quarter was 15.45% (quarter ended June 30,
2003) and the lowest return was -3.85% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH               27.91%           -0.24%        05/01/02
--------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA GROWTH INDEX (1)   30.98%            2.87%        05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      1.02%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             2.02%
Fee Waivers/Reimbursements**                                       -0.04%
                                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH   $201          $630           $1,084         $2,345

18  < ProFund VP Mid-Cap Growth

-------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP VALUE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP VALUE for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by comparing average annual total returns of PROFUND VP SMALL-CAP VALUE to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

           ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                          34.68%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value              34.68%           -2.07%        05/01/02
--------------------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1)  40.06%            2.56%        05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      1.08%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             2.08%
Fee Waivers/Reimbursements**                                       -0.10%
                                                                    -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE  $201          $642           $1,109         $2,402

                                                ProFund VP Small-Cap Value >  19

-------------------------------------------------------------------------------
>  PROFUNDS VP SMALL-CAP VALUE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use sampling techniques in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS
The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and GROWTH INVESTING RISK.
For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP GROWTH for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by comparing average annual total returns of PROFUND VP SMALL-CAP GROWTH to a broad measure of market per-formance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

           ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                          34.32%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH             34.32%           2.67%         05/01/02
S&P SMALLCAP 600/BARRA GROWTH INDEX (1) 37.32%           6.08%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     1.00%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            2.00%
Fee Waivers/Reimbursements**                                      -0.02%
                                                                   -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH  $201          $626           $1,076         $2,326

20 <  ProFund VP Small-Cap Growth

-------------------------------------------------------------------------------
>  PROFUND VP ASIA 30
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY
RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ASIA 30 for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ASIA 30 by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

           ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                          64.92%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.46% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP ASIA 30                      64.92%           16.62%        05/01/02
--------------------------------------------------------------------------------
PROFUNDS ASIA 30 INDEX (1)              65.94%           19.10%        05/01/02
MSCI AC ASIA PACIFIC FREE
   EXCLUDING JAPAN INDEX (2)            49.07%           16.76%        05/01/02

(1) Reflects no deduction for fees or expenses. Does not reflect the reinvestment of dividends paid by companies in the index.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     0.93%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            1.93%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP ASIA 30          $196          $606           $1,042         $2,254

                                                        ProFund VP Asia 30 >  21

-------------------------------------------------------------------------------
>  PROFUND VP EUROPE 30
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

       ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                                          -12.75%
2001                                          -24.14%
2002                                          -25.76%
2003                                           38.73%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP EUROPE 30                    38.73%           -4.16%        10/18/99
--------------------------------------------------------------------------------
DOW JONES STOXX 50 INDEX (1)            37.19%           -0.13%        10/18/99
PROFUNDS EUROPE 30 INDEX (2)            38.45%           -4.46%        10/18/99

(1) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) Reflects no deduction for fees or expenses. Does not reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     0.91%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            1.91%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP EUROPE 30        $194          $600           $1,032         $2,233

22  < ProFund VP Europe 30

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

-------------------------------------------------------------------------------
>  ULTRA PROFUNDS VP
-------------------------------------------------------------------------------

                                                                       DAILY
PROFUND VP                   INDEX                                    BENCHMARK
ULTRABULL                    S&P 500 Index                           Double (200%)
ULTRAMID-CAP                 S&P MidCap 400 Index                    Double (200%)
ULTRASMALL-CAP               Russell 2000 Index                      Double (200%)
ULTRAOTC                     NASDAQ-100 Index                        Double (200%)

                                                         Ultra ProFunds VP >  23

-------------------------------------------------------------------------------
>  PROFUND VP ULTRABULL
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

      ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                   -36.11%
2003                                    52.93%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP ULTRABULL                    52.93%           -9.75%        01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                       28.68%           -4.70%        01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     1.07%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            2.07%
Fee Waivers/Reimbursements**                                      -0.09%
                                                                   -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP ULTRABULL        $201          $640           $1,105         $2,393

24  < ProFund VP UltraBull

-------------------------------------------------------------------------------
>  PROFUND VP ULTRAMID-CAP
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ULTRAMID-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

         ANNUAL RETURNS OF DECEMBER 31

[CHART OF ANNUAL RETURNS]

2003                                    70.09%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP                 70.09%           -1.08%        05/01/02
--------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX (1)                35.62%            5.16%        05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      1.08%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             2.08%
Fee Waivers/Reimbursements**                                       -0.10%
                                                                    -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP     $201          $642           $1,109         $2,402

                                                   ProFund VP UltraMid-Cap >  25

-------------------------------------------------------------------------------
>  PROFUND VP ULTRASMALL-CAP
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and SMALL-CAP COMPANY INVESTMENT RISK. For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

    ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                                          -22.14%
2001                                           -7.61%
2002                                          -42.61%
2003                                           99.45%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP               99.45%           -0.29%        10/18/99
RUSSELL 2000 INDEX (1)                  47.29%            9.16%        10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     1.00%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            2.00%
Fee Waivers/Reimbursements**                                      -0.02%
                                                                   -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP   $201          $626           $1,076         $2,326

26  < ProFund VP UltraSmall-Cap

-------------------------------------------------------------------------------
>  PROFUND VP ULTRAOTC
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in equity securities and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

     ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                                         -73.37%
2001                                         -68.72%
2002                                         -68.94%
2003                                         102.67%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP ULTRAOTC                    102.67%           -39.15%       10/18/99
--------------------------------------------------------------------------------
NASDAQ-100 INDEX (1)                    49.49%           -10.60%       10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     0.97%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            1.97%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP ULTRAOTC         $200          $618           $1,062         $2,296

                                                       ProFund VP UltraOTC >  27

                       This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

-------------------------------------------------------------------------------
>  INVERSE PROFUNDS VP
-------------------------------------------------------------------------------

                                                                       DAILY
PROFUND VP                   INDEX                                   BENCHMARK
------------------------------------------------------------------------------------
BEAR                         S&P 500 Index                       100% of the Inverse
SHORT SMALL-CAP              Russell 2000 Index                  100% of the Inverse
SHORT OTC                    NASDAQ-100 Index                    100% of the Inverse

                                                       Inverse ProFunds VP >  29

-------------------------------------------------------------------------------
>  PROFUND VP BEAR
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

     ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                          20.82%
2003                                         -24.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP BEAR                         -24.59%           2.17%        01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                        28.68%          -4.70%        01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     0.98%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP BEAR             $201          $621           $1,068         $2,306

30  < ProFund VP Bear

-------------------------------------------------------------------------------
>  PROFUND VP SHORT SMALL-CAP
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SHORT SMALL-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

       ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                    -34.52%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 4.00% (quarter ended March 31,
2003) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP              -34.52%          -29.65%       09/03/02
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (1)                   47.29%           35.54%       09/03/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     1.71%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            2.71%
Fee Waivers/Reimbursements**                                      -0.73%
                                                                   -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP  $201          $772           $1,370         $2,988

                                                ProFund VP Short Small-Cap >  31

-------------------------------------------------------------------------------
>  PROFUND VP SHORT OTC
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION
RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SHORT OTC for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT OTC by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

        ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                    -37.31%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was -5.87% (quarter ended March 31, 2003) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP SHORT OTC                    -37.31%          -19.43%       05/01/02
NASDAQ-100 INDEX (1)                     49.49%            9.40%       05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     0.99%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            1.99%
Fee Waivers/Reimbursements**                                       0.01%
                                                                   -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP SHORT OTC        $201          $623           $1,072         $2,316

32  < ProFund VP Short OTC

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors with perceived above-average growth potential.

> actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

> want to gain investment exposure to a particular economic sector of the U.S. or global economy.

-------------------------------------------------------------------------------
>  SECTOR PROFUNDS VP
-------------------------------------------------------------------------------

                                                                           DAILY
PROFUND VP                INDEX                                          BENCHMARK
BASIC MATERIALS           Dow Jones U.S. Basic Materials Sector Index      100%
BIOTECHNOLOGY             Dow Jones U.S. Biotechnology Index               100%
ENERGY                    Dow Jones U.S. Energy Sector Index               100%
FINANCIAL                 Dow Jones U.S. Financial Sector Index            100%
HEALTHCARE                Dow Jones U.S. Healthcare Sector Index           100%
PRECIOUS METALS           Dow Jones Precious Metals Index                  100%
REAL ESTATE               Dow Jones U.S. Real Estate Index                 100%
SEMICONDUCTOR             Dow Jones U.S. Semiconductor Index               100%
TECHNOLOGY                Dow Jones U.S. Technology Sector Index           100%
TELECOMMUNICATIONS        Dow Jones U.S. Telecommunications Sector         100%
                          Index
UTILITIES                 Dow Jones U.S. Utilities Sector Index            100%

                                                        Sector ProFunds VP >  33

-------------------------------------------------------------------------------
>  PROFUND VP BASIC MATERIALS
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP BASIC MATERIALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP BASIC MATERIALS by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

        ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                    31.58%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS              31.58%             7.34%       05/01/02
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                       28.68%             3.25%       05/01/02
--------------------------------------------------------------------------------
DOW JONES U.S. BASIC MATERIALS
   SECTOR INDEX (1)                     35.68%            10.71%       05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     1.03%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            2.03%
Fee Waivers/Reimbursements**                                      -0.05%
                                                                   -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS  $201          $632           $1,089         $2,354

34  < ProFund VP Basic Materials

-------------------------------------------------------------------------------
>  PROFUND VP BIOTECHNOLOGY
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BIOTECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BIOTECHNOLOGY INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BIOTECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BIOTECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BIOTECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BIOTECHNOLOGY is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BIOTECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BIOTECHNOLOGY by showing the variability of PROFUND VP BIOTECHNOLOGY returns from year to year and by comparing average annual total returns of PROFUND VP BIOTECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BIOTECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

    ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                         -37.51%
2003                                          39.78%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BIOTECHNOLOGY for one quarter was 22.16% (quarter ended June 30,
2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY                39.78%           -9.71%        01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                       28.68%           -4.70%        01/22/01
--------------------------------------------------------------------------------
DOW JONES U.S. BIOTECHNOLOGY INDEX (1)  42.99%           -7.75%        01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BIOTECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                           0.75%
Distribution (12b-1) Fees                                          0.25%
Other Expenses                                                     1.04%
                                                                   -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                            2.04%
Fee Waivers/Reimbursements**                                      -0.06%
                                                                   -----
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                        1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BIOTECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY    $201          $634           $1,093         $2,364

                                                  ProFund VP Biotechnology >  35

-------------------------------------------------------------------------------
>  PROFUND VP ENERGY
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ENERGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. ENERGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ENERGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. ENERGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ENERGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ENERGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ENERGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP ENERGY is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP ENERGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ENERGY by showing the variability of PROFUND VP ENERGY returns from year to year and by comparing average annual total returns of PROFUND VP
ENERGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ENERGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

    ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUALS RETURN]

2002                                         -17.04%
2003                                          22.27%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ENERGY for one quarter was 14.33% (quarter ended December 31, 2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP ENERGY                       22.27%           -1.93%        01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                       28.68%           -4.70%        01/22/01
--------------------------------------------------------------------------------
DOW JONES U.S. ENERGY SECTOR INDEX (1)  25.74%            1.40%        01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ENERGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                      0.75%
Distribution (12b-1) Fees                                     0.25%
Other Expenses                                                1.09%
                                                             ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                       2.09%
Fee Waivers/Reimbursements**                                 -0.11%
                                                             ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                   1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ENERGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP ENERGY           $201          $644           $1,114         $2,412

36  < ProFund VP Energy

-------------------------------------------------------------------------------
>  PROFUND VP FINANCIAL
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIAL is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIAL by showing the variability of PROFUND VP FINANCIAL returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

     ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUALS RETURN]

2002                                          -14.88%
2003                                           28.99%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIAL for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE         SINCE         INCEPTION
As of December 31, 2003                     YEAR        INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP FINANCIAL                        28.99%       0.86%        01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                           28.68%      -4.70%        01/22/01
--------------------------------------------------------------------------------
DOW JONES U.S. FINANCIAL SECTOR INDEX (1)   32.23%       3.94%        01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                0.75%
Distribution (12b-1) Fees                               0.25%
Other Expenses                                          1.07%
                                                       ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                 2.07%
Fee Waivers/Reimbursements**                           -0.09%
                                                       ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES             1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
PROFUND VP FINANCIAL           $201         $640          $1,105        $2,393

                                                      ProFund VP Financial >  37

-------------------------------------------------------------------------------
>  PROFUND VP HEALTHCARE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTHCARE SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTHCARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTHCARE SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTHCARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTHCARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTHCARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTHCARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTHCARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTHCARE by showing the variability of PROFUND VP HEALTHCARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTHCARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTHCARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

      ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                          -22.69%
2003                                           17.42%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTHCARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE         SINCE         INCEPTION
As of December 31, 2003                      YEAR        INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP HEALTHCARE                        17.42%      -4.99%        01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                            28.68%      -4.70%        01/22/01
DOW JONES U.S. HEALTHCARE SECTOR INDEX (1)   19.43%      -3.01%        01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTHCARE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------
Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses                                           1.04%
                                                        ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                  2.04%
Fee Waivers/Reimbursements**                            -0.06%
                                                        ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES              1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTHCARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
PROFUND VP HEALTHCARE         $201         $634          $1,093         $2,364

38  < ProFund VP Healthcare

-------------------------------------------------------------------------------
>  PROFUND VP PRECIOUS METALS
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX. However, until June 18, 2004, the Fund will seek daily investment results, before fees and expenses, that correspond to the daily performance of the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as its benchmark index. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP
PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and FOREIGNINVESTMENTRISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP PRECIOUS METALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP PRECIOUS METALS by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

       ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                    39.23%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -13.04% (quarter ended March 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS                 ONE         SINCE         INCEPTION
As of December 31, 2003                      YEAR        INCEPTION     DATE
--------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS                   39.23%      20.57%        05/01/02
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                            28.68%       3.25%        05/01/02
PHILADELPHIA STOCK EXCHANGE
 GOLD/SILVER SECTOR INDEX(1)(2)              43.95%      25.79%        05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) The index underlying the ProFund VP Precious Metals' benchmark will change from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                               0.75%
Distribution (12b-1) Fees                              0.25%
Other Expenses                                         0.98%
                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS        $201         $621         $1,068     $2,306

                                                ProFund VP Precious Metals >  39

-------------------------------------------------------------------------------
>  PROFUND VP REAL ESTATE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

      ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                             0.02%
2003                                            33.15%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 12.18% (quarter ended June 30, 2003) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE        INCEPTION
As of December 31, 2003                       YEAR       INCEPTION    DATE
--------------------------------------------------------------------------------
PROFUND VP REAL ESTATE                        33.15%     13.54%       01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                             28.68%     -4.70%       01/22/01
DOW JONES U.S. REAL ESTATE INDEX (1)          36.89%     17.14%       01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        1.02%
                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES               2.02%
Fee Waivers/Reimbursements**                         -0.04%
                                                     ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES           1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Real Estate            $201         $630        $1,084      $2,345

40  < ProFund VP Real Estate

-------------------------------------------------------------------------------
>  PROFUND VP SEMICONDUCTOR
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SEMICONDUCTOR seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. SEMICONDUCTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SEMICONDUCTOR invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. SEMICONDUCTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SEMICONDUCTOR may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP SEMICONDUCTOR will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SEMICONDUCTOR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP SEMICONDUCTOR is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP SEMICONDUCTOR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SEMICONDUCTOR for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SEMICONDUCTOR by comparing average annual total returns of PROFUND VP SEMICONDUCTOR to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SEMICONDUCTOR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

          ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                            88.32%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SEMICONDUCTOR for one quarter was 25.22% (quarter ended June 30,
2003) and the lowest return was 3.08% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE        INCEPTION
As of December 31, 2003                       YEAR       INCEPTION    DATE
--------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR                      88.32%     -1.32%       05/01/02
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                             28.68%      3.25%       05/01/02
DOW JONES U.S. SEMICONDUCTOR INDEX (1)        94.38%      1.64%       05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SEMICONDUCTOR.

ANNUAL FUND OPERATING EXPENSES* (as a
percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        1.05%
                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES               2.05%
Fee Waivers/Reimbursements**
                                                     -0.07%
                                                     ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES           1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SEMICONDUCTOR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR       3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Profund VP
  Semiconductor            $201         $636         $1,097        $2,374

                                                  ProFund VP Semiconductor >  41

-------------------------------------------------------------------------------
>  PROFUND VP TECHNOLOGY
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

      ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURN]

2002                                            -44.68%
2003                                             45.97%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE        INCEPTION
As of December 31, 2003                       YEAR       INCEPTION    DATE
--------------------------------------------------------------------------------
Profund VP Technology                         45.97%     -20.01%      01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                             28.68%     -4.70%       01/22/01
Dow Jones U.S. Technology
  Sector Index (1)                            51.04%     -17.43%      01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.93%
                                                      -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES               1.93%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR       3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Technology      $196         $606         $1,042        $2,254

42  <  ProFund VP Technology

-------------------------------------------------------------------------------
>  PROFUND VP TELECOMMUNICATIONS
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

     ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                         -37.83%
2003                                           2.46%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE        INCEPTION
As of December 31, 2003                       YEAR       INCEPTION    DATE
--------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS                  2.46%     -23.33%      01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                             28.68%      -4.70%      01/22/01
DOW JONES U.S. TELECOMMUNICATIONS
  SECTOR INDEX(1)                              7.33%     -19.45%      01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        1.06%
                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES               2.06%
Fee Waivers/Reimbursements**                         -0.08%
                                                     ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES           1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
PROFUND VP
  TELECOMMUNICATIONS          $201          $638          $1,101        $2,383

                                             ProFund VP Telecommunications >  43

-------------------------------------------------------------------------------
>  PROFUND VP UTILITIES
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. UTILITIES SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. UTILITIES SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP UTILITIES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP UTILITIES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP UTILITIES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP UTILITIES is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP UTILITIES' investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP UTILITIES by showing the variability of PROFUND VP UTILITIES returns from year to year and below shows the performance of for the latest calendar year. The table below provides an indication of the risks of investing in by comparing average annual total returns of PROFUND VP UTILITIES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP UTILITIES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

     ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                         -23.94%
2003                                          21.37%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP UTILITIES for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE        INCEPTION
As of December 31, 2003                       YEAR       INCEPTION    DATE
--------------------------------------------------------------------------------
PROFUND VP UTILITIES                          21.37%     -8.92%       01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                              28.68%     -4.70%       01/22/01
DOW JONES U.S. UTILITIES
  SECTOR INDEX (1)                            24.91%     -6.12%       01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP UTILITIES.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        1.06%
                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES               2.06%
Fee Waivers/Reimbursements**                         -0.08%
                                                     ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES           1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP UTILITIES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
PROFUND VP UTILITIES        $201          $638            $1,101        $2,383

44  < Profund VP Utilities

PROFUND VP RISING RATES OPPORTUNITY MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

--------------------------------------------------------------------------------
 >   BOND BENCHMARKED PROFUNDS VP
--------------------------------------------------------------------------------

                                                                                      DAILY
PROFUND VP                   SECURITY                                               BENCHMARK
U.S. GOVERNMENT PLUS         Most recently issued 30-year U.S. Treasury Bond           125%
RISING RATES OPPORTUNITY     Most recently issued 30-year U.S. Treasury Bond    125% of the Inverse

                                              Bond Benchmarked Profunds VP >  45

-------------------------------------------------------------------------------
>  PROFUND VP U.S. GOVERNMENT PLUS
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP U.S. GOVERNMENT PLUS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

        ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURNS]

2003                                         -2.55%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 6.19% (quarter ended June 30, 2003) and the lowest return was -5.10% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE        INCEPTION
As of December 31, 2003                       YEAR       INCEPTION    DATE
--------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS               -2.55%     8.13%        05/01/02
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY:
   LONG-TERM TOTAL RETURN INDEX (1)            2.20%     9.40%        05/01/02
--------------------------------------------------------------------------------
MOST RECENTLY ISSUED LONG BOND (2)             0.77%     9.71%        05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                              0.50%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.99%
                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES               1.74%
Fee Waivers/Reimbursements**                         -0.01%
                                                     ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES           1.73%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                      1 YEAR    3 YEARS      5 YEARS   10 YEARS
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus       $176      $547         $943      $2,051

46  < ProFund VP U.S Government Plus

-------------------------------------------------------------------------------
>  PROFUND VP RISING RATES OPPORTUNITY
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP RISING RATES OPPORTUNITY for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

        ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURNS]

2003                                         -4.11%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 3.14% (quarter ended September 30, 2003) and the lowest return was -7.09% (quarter ended June 30,
2003).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE        INCEPTION
As of December 31, 2003                       YEAR       INCEPTION    DATE
--------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY           -4.11%     -14.01%      05/01/02
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY:
  LONG-TERM TOTAL RETURN INDEX (1)             2.20%       9.40%      05/01/02
--------------------------------------------------------------------------------
MOST RECENTLY ISSUED LONG BOND (2)             0.77%       9.71%      05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.91%
                                                      -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES               1.91%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY  $194       $600        $1,032      $2,233

                                    ProFund VP Rising Rates Opportunity(R) >  47

                       This Page Intentionally Left Blank

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:
> seek current income consistent with liquidity and preservation of capital.

--------------------------------------------------------------------------------
 >   PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

                                                   ProFund VP Money Market >  49

-------------------------------------------------------------------------------
>  PROFUND VP MONEY MARKET
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollar- weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

  > have received the highest short-term rating from two nationally recognized statistical rating organizations;

  > have received the highest short-term rating from one rating organization (if only one organization rates the security);

  > if unrated, are determined to be of similar quality by ProFund Advisors; or

  > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

  > CREDIT RISK: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

  > SECURITY SELECTION RISK: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause PROFUND VP MONEY MARKET'S yield to lag behind those of similar money market funds.

  > PREPAYMENT RISK: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

  > FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK: Because PROFUND VP MONEY
    MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

     ANNUAL RETURNS AS OF December 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                            0.21%
2003                                            0.12%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE         SINCE           INCEPTION
As of December 31, 2003                 YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Money Market                 0.12%       0.19%           10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2003 was 0.05%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)

Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.43%
                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES               1.43%
Fee Waivers/Reimbursements**                         -0.08%
                                                     ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES           1.35%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

50  < ProFund VP Money Market

-------------------------------------------------------------------------------
>  PROFUND VP MONEY MARKET
-------------------------------------------------------------------------------

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
PROFUND VP MONEY MARKET      $137          $445          $774          $1,706

                                                   ProFund VP Money Market >  51

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------
                       >   GENERAL PROFUNDS VP INFORMATION
                       ---------------------------------------------------------
                       "The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

                                           General ProFunds VP Information >  53

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains, if any, as follows:

--------------------------------------------------------------------------------
                                            DIVIDENDS            CAPITAL GAINS
                                      ------------------------------------------
        PROFUND NAME                  ACCRUED         PAID           PAID
--------------------------------------------------------------------------------
VP MONEY MARKET                       Daily        Monthly          Annually*
--------------------------------------------------------------------------------
VP U.S. GOVERNMENT PLUS               Daily        Monthly          Annually*
--------------------------------------------------------------------------------
VP REAL ESTATE                        Quarterly    Quarterly        Annually*
--------------------------------------------------------------------------------
ALL OTHER PROFUNDS VP                 Annually     Annually         Annually
--------------------------------------------------------------------------------

*PROFUND VP MONEY MARKET, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP REAL
 ESTATE reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year. PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP. Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some

54  < General ProFunds VP Information
time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices. The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion. Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes. The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below. The S&P 500 INDEX is a measure of large-cap U.S. stock market performance.

It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The RUSSELL 2000 INDEX is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the RUSSELL 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning," requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Value Index included 227 companies with capitalizations between $492.4 million and $8.2 billion.

                                           General ProFunds VP Information >  55

-------------------------------------------------------------------------------
>  GENERAL PROFUND VP INFORMATION
-------------------------------------------------------------------------------

The S&P MIDCAP 400/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Growth Index included 173 companies with capitalizations between $416.5 million and $11.9 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Value Index included 371 companies with capitalizations between $62.5 million and $2.3 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Growth Index included 229 companies with capitalizations between $89.8 million and $2.9 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Asia 30 Index included companies with capitalizations between $295.6 million and $88.6 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Europe 30 Index included companies with capitalizations between $2.7 billion and $99.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $416.6 million and $11.9 billion.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2004, the average capitalization of the Index was approximately $4.6 billion.

The DOW JONES U.S. BIOTECHNOLOGY INDEX measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2004, the average capitalization of the Index was approximately $3.6 billion.

The DOW JONES U.S. ENERGY SECTOR INDEX measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2004, the average capitalization of the Index was approximately $9.2 billion.

The DOW JONES U.S. FINANCIAL SECTOR INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2004, the average capitalization of the Index was approximately $8.4 billion.

The DOW JONES U.S. HEALTHCARE SECTOR INDEX measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2004, the average capitalization of the Index was approximately $8.9 billion.

The PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2004, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2004, the average capitalization of the Index was approximately $2.6 billion.

The DOW JONES U.S. SEMICONDUCTOR INDEX measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2004, the average capitalization of the Index was approximately $6.6 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology,

56  < General ProFunds VP Information
semiconductors, diversified technology services and Internet services. As of March 31, 2004, the average capitalization of the Index was approximately $7.2 billion.

The DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2004, the average capitalization of the Index was approximately $17.6 billion.

The DOW JONES U.S. UTILITIES SECTOR INDEX measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2004, the average capitalization of the Index was approximately $4.8 billion.

"Standard& Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard& Poor's 500," "500",
and "S&P MidCap 400," "Standard& Poor's MidCap 400," "S&P SmallCap 600," "Standard& Poor's SmallCap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/BarraValue Index," "S&P SmallCap 600/BarraGrowth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones" and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). "RUSSELL 2000(R) Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAUSM" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

  > Sponsor, endorse, sell or promote the SECTOR PROFUNDS VP (together, the "ProFunds VP").

  > Recommend that any person invest in the ProFunds VP or any other securities.

  > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

  > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

  > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

 Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

  > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

  > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

  > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                           General ProFunds VP Information >  57

                       This Page Intentionally Left Blank

                             ---------------------------------------------------
                             >  PROFUNDS MANAGEMENT
                             ---------------------------------------------------
                             "The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for the day-to-day operations of the ProFunds."

                                                       ProFunds Management >  59

-------------------------------------------------------------------------------
>  PROFUNDS MANAGEMENT
-------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
BULL                                           0.75%
SMALL-CAP                                      0.75%
OTC                                            0.75%
MID-CAP VALUE                                  0.67%
MID-CAP GROWTH                                 0.72%
SMALL-CAP VALUE                                0.67%
SMALL-CAP GROWTH                               0.73%
ASIA 30                                        0.75%
EUROPE 30                                      0.75%
ULTRABULL                                      0.57%
ULTRAMID-CAP                                   0.66%
ULTRASMALL-CAP                                 0.73%
ULTRAOTC                                       0.73%
BEAR                                           0.75%
SHORT SMALL-CAP                                0.15%
SHORT OTC                                      0.75%
BASIC MATERIALS                                0.70%
BIOTECHNOLOGY                                  0.70%
ENERGY                                         0.65%
FINANCIAL                                      0.67%
HEALTHCARE                                     0.70%
PRECIOUS METALS                                0.75%
REAL ESTATE                                    0.71%
SEMICONDUCTOR                                  0.69%
TECHNOLOGY                                     0.75%
TELECOMMUNICATIONS                             0.67%
UTILITIES                                      0.68%
U.S. GOVERNMENT PLUS                           0.49%
RISING RATES OPPORTUNITY                       0.75%
MONEY MARKET                                   0.39%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
BULL                                           0.15%
SMALL-CAP                                      0.15%
OTC                                            0.15%
MID-CAP VALUE                                  0.13%
MID-CAP GROWTH                                 0.14%
SMALL-CAP VALUE                                0.13%
SMALL-CAP GROWTH                               0.15%
ASIA 30                                        0.15%
EUROPE 30                                      0.15%
ULTRABULL                                      0.11%
ULTRAMID-CAP                                   0.13%
ULTRASMALL-CAP                                 0.15%
ULTRAOTC                                       0.15%
BEAR                                           0.15%
SHORT SMALL-CAP                                0.03%
SHORT OTC                                      0.15%
BASIC MATERIALS                                0.14%
BIOTECHNOLOGY                                  0.14%
ENERGY                                         0.13%
FINANCIAL                                      0.13%
HEALTHCARE                                     0.14%
PRECIOUS METALS                                0.15%
REAL ESTATE                                    0.14%
SEMICONDUCTOR                                  0.14%
TECHNOLOGY                                     0.15%
TELECOMMUNICATIONS                             0.13%
UTILITIES                                      0.14%
U.S. GOVERNMENT PLUS                           0.15%
RISING RATES OPPORTUNITY                       0.15%
MONEY MARKET                                   0.08%

60  < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

The total return information represents the rate of return andthe per share operating performance that an investor wouldhave earned (or lost) on aninvestment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is available upon request.

                             ---------------------------------------------------
                             > Financial Highlights
                             ---------------------------------------------------

                                                      Financial Highlights >  61

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.48                  $26.94                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.05)(b)               (0.04)(b)                (0.11)(b)
Net realized and unrealized gains (losses) on investments                 5.29                  (6.42)                   (2.95)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            5.24                  (6.46)                   (3.06)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $25.72                  $20.48                   $26.94
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            25.59%                (23.98)%                 (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                   1.91%                    2.25%
Net expenses(d)                                                          1.87%                   1.91%                    2.25%
Net investment income (loss)(d)                                        (0.24)%                 (0.18)%                  (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $223,123                 $92,750                  $20,586
Portfolio turnover rate(e)                                                392%                    260%                     325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

62  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $22.15                  $28.56                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.14)(b)               (0.16)(b)                (0.10)(b)
Net realized and unrealized gains (losses) on investments                 9.61                  (6.25)                   (1.34)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            9.47                  (6.41)                   (1.44)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $31.62                  $22.15                   $28.56
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            42.75%                (22.44)%                  (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.73%                   1.97%                    2.65%
Net expenses(d)                                                          1.73%                   1.97%                    2.25%
Net investment income (loss)(d)                                        (0.52)%                 (0.62)%                  (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $127,335                 $38,612                  $19,965
Portfolio turnover rate(e)                                                189%                    527%                   2,627%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  63

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OTC
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.76                  $17.53                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.22)(b)               (0.23)(b)                (0.27)(b)
Net realized and unrealized gains (losses) on investments                 5.25                  (6.54)                  (12.20)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            5.03                  (6.77)                  (12.47)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $15.79                  $10.76                   $17.53
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            46.75%                (38.62)%                 (41.57)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                   2.03%                    1.91%
Net expenses(d)                                                          1.95%                   1.98%                    1.91%
Net investment income (loss)(d)                                        (1.68)%                 (1.75)%                  (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $154,003                 $76,250                  $70,774
Portfolio turnover rate(e)                                                510%                    534%                     918%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

64  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.25                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.05)(b)                (0.02)(b)
Net realized and unrealized gains (losses) on investments                                         8.36                   (6.73)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    8.31                   (6.75)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $31.56                   $23.25
                                                                                                ======                   ======

TOTAL RETURN                                                                                    35.74%                 (22.50)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.25%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.20)%                  (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $50,575                  $12,487
Portfolio turnover rate(e)                                                                      1,012%                   1,361%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  65

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP GROWTH
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.36                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.35)(b)                (0.21)(b)
Net realized and unrealized gains (losses) on investments                                         6.87                   (6.43)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    6.52                   (6.64)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                                               (0.08)                       -
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $29.80                   $23.36
                                                                                                ======                   ======
TOTAL RETURN                                                                                    27.91%                 (22.13)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.02%                    2.22%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (1.31)%                  (1.32)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $46,561                  $15,064
Portfolio turnover rate(e)                                                                        678%                   1,594%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

66  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $21.51                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.22)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                                         7.68                   (8.40)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    7.46                   (8.49)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $28.97                   $21.51
                                                                                                ======                   ======
TOTAL RETURN                                                                                    34.68%                 (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.45%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.87)%                  (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                             $147,174                  $29,165
Portfolio turnover rate(e)                                                                        906%                   1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  67

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.34                   $30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)                                                                    (0.37)(b)                (0.21)(b)
Net realized and unrealized gains (losses) on investments                                         8.38                   (6.45)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                    8.01                   (6.66)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $31.35                   $23.34
                                                                                                ======                   ======
TOTAL RETURN                                                                                    34.32%                 (22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.00%                    2.20%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (1.36)%                  (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                             $153,401                  $23,968
Portfolio turnover rate(e)                                                                        785%                   1,260%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

68  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ASIA 30
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.51                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                      0.17(b)                  0.06(b)
Net realized and unrealized gains (losses) on investments                                        15.09                   (6.55)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                   15.26                   (6.49)
                                                                                                ------                   ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                           (0.01)                        -
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $38.76                   $23.51
                                                                                                ======                   ======
TOTAL RETURN                                                                                    64.92%                 (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                1.93%                    2.03%
Net expenses(d)                                                                                  1.93%                    1.98%
Net invesment income (loss)(d)                                                                   0.54%                    0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $49,138                  $18,576
Portfolio turnover rate(e)                                                                        831%                   1,321%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method. (c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  69

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

                                                                                                                 FOR THE PERIOD
                                           FOR THE           FOR THE           FOR THE            FOR THE      OCTOBER 18, 1999(a)
                                        YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED               THROUGH
                                      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,          DECEMBER 31,
                                              2003              2002              2001               2000                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $18.01            $24.26            $31.98             $36.82                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                  0.05(b)           0.07(b)         (0.04)(b)            0.09(b)             (0.04)
Net realized and unrealized gains
   (losses) on investments                    6.92            (6.32)            (7.68)             (4.79)                  6.86
                                            ------            ------            ------             ------                ------
Total income (loss) from investment
   activities                                 6.97            (6.25)            (7.72)             (4.70)                  6.82
                                            ------            ------            ------             ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                       (0.02)                 -                 -                  -                     -
Net realized gains on investments                -                 -                 -             (0.14)                     -
                                            ------            ------            ------             ------                ------
Total distributions                         (0.02)                 -                 -             (0.14)                     -
                                            ------            ------            ------             ------                ------
NET ASSET VALUE, END OF PERIOD              $24.96            $18.01            $24.26             $31.98                $36.82
                                            ======            ======            ======             ======                ======
TOTAL RETURN                                38.73%          (25.76)%          (24.14)%           (12.75)%                22.73%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                            1.91%             2.03%             1.89%              1.65%                 2.39%
Net expenses(d)                              1.91%             1.98%             1.89%              1.65%                 1.78%
Net investment income (loss)(d)              0.25%             0.33%           (0.14)%              0.26%               (1.00)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $142,019           $33,119           $52,253            $25,004                $3,262
Portfolio turnover rate(e)                    376%            1,280%            1,002%             1,434%                  100%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

70  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $14.51                  $22.71                   $30.00
Net investment income (loss)                                            (0.05)(b)               (0.08)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                 7.73                  (8.12)                   (7.20)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            7.68                  (8.20)                   (7.29)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $22.19                  $14.51                   $22.71
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            52.93%                (36.11)%                 (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.07%                   2.12%                    1.94%
Net expenses(d)                                                          1.84%                   1.98%                    1.94%
Net investment income (loss)(d)                                        (0.32)%                 (0.46)%                  (0.42)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $68,318                 $42,288                  $64,186
Portfolio turnover rate(e)                                              1,124%                  1,249%                     682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  71

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $17.32                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.20)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                                        12.34                  (12.59)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                   12.14                  (12.68)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $29.46                   $17.32
                                                                                                ======                   ======
TOTAL RETURN                                                                                    70.09%                 (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.36%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.88)%                  (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $38,653                  $20,777
Portfolio turnover rate(e)                                                                      1,202%                   2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

72  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                           FOR THE            FOR THE           FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED               THROUGH
                                      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                              2003               2002              2000              2001                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $14.64             $25.51            $27.61            $35.99                $30.00
Net investment income (loss)                (0.14)(b)          (0.16)(b)         (0.17)(b)         (0.04)(b)               0.06(b)
Net realized and unrealized gains
   (losses) on investments                   14.70            (10.71)            (1.93)            (7.90)                  5.93
                                            ------             ------            ------            ------                ------
Total income (loss) from investment
   activities                                14.56            (10.87)            (2.10)            (7.94)                  5.99
                                            ------             ------            ------            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                            -                  -                 -            (0.02)                     -
Net realized gains on investments                -                  -                 -            (0.42)                     -
                                            ------             ------            ------            ------                ------
Total distributions                              -                  -                 -            (0.44)                     -
                                            ------             ------            ------            ------                ------
NET ASSET VALUE, END OF PERIOD              $29.20             $14.64            $25.51            $27.61                $35.99
                                            ======             ======            ======            ======                ======
TOTAL RETURN                                99.45%           (42.61)%           (7.61)%          (22.14)%                19.97%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                            2.00%              2.15%             2.11%             2.24%                 2.53%
Net expenses(d)                              1.98%              1.98%             2.11%             1.95%                 1.70%
Net investment income (loss)(d)            (0.66)%            (0.78)%           (0.69)%           (0.12)%                 1.75%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $88,165            $30,561           $89,041           $33,388                $9,804
Portfolio turnover rate(e)                    572%             1,511%              842%            1,971%                  686%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  73

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

                                                                                                                FOR THE PERIOD
                                          FOR THE           FOR THE            FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                       YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED               THROUGH
                                     DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,          DECEMBER 31,
                                             2003              2002               2001              2000                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $1.50             $4.83             $15.44            $70.93                $30.00
Investment Activities:
Net investment income (loss)               (0.04)(b)         (0.04)(b)          (0.11)(b)         (0.40)(b)             (0.06)
Net realized and unrealized gains
   (losses) on investments                   1.58            (3.29)            (10.50)           (51.29)                 40.99
                                            -----             -----              -----            ------                ------
Total income (loss) from investment
   activities                                1.54            (3.33)            (10.61)           (51.69)                 40.93
                                            -----             -----              -----            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments               -                 -                  -            (3.80)                     -
                                            -----             -----              -----            ------                ------
NET ASSET VALUE, END OF PERIOD              $3.04             $1.50              $4.83            $15.44                $70.93
                                            =====             =====              =====            ======                ======
TOTAL RETURN                              102.67%          (68.94)%           (68.72)%          (73.37)%               136.43%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                           1.97%             2.08%              1.95%             1.65%                 1.97%
Net expenses(d)                             1.94%             1.98%              1.95%             1.65%                 1.65%
Net investment income (loss)(d)           (1.59)%           (1.64)%            (1.60)%           (0.79)%               (0.77)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $114,077           $53,188           $102,131          $115,498               $67,898
Portfolio turnover rate(e)                   768%              982%               465%              683%                  101%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

74  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $42.29                  $35.07                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.36)(b)               (0.23)(b)                  0.26(b)
Net realized and unrealized gains (losses) on investments              (10.04)                    7.53                     4.81
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                         (10.40)                    7.30                     5.07
                                                                        ------                  ------                   ------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                                        -                  (0.08)                        -
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $31.89                  $42.29                   $35.07
                                                                        ======                  ======                   ======
TOTAL RETURN                                                          (24.59)%                  20.82%                   16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.98%                   2.03%                    1.89%
Net expenses(d)                                                          1.98%                   1.98%                    1.89%
Net investment income (loss)(d)                                        (0.96)%                 (0.57)%                    0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $54,301                 $77,938                  $37,290
Portfolio turnover rate(e)                                                   -                       -                   1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  75

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE        SEPTEMBER 3, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $28.74                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.20)(b)                (0.02)(b)
Net realized and unrealized gains (losses) on investments                                       (9.72)                   (1.24)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                  (9.92)                   (1.26)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $18.82                   $28.74
                                                                                                ======                   ======
TOTAL RETURN                                                                                  (34.52)%                  (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.71%                    1.73%
Net expenses(d)                                                                                  1.98%                    1.73%
Net investment income (loss)(d)                                                                (0.80)%                  (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                                 $125                   $2,173
Portfolio turnover rate(e)                                                                           -                        -

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

76  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $33.37                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                (0.24)(b)              (0.09)(b)
Net realized and unrealized gains (losses) on investments                                  (12.21)                   3.46(c)
                                                                                          --------                -------
Total income (loss) from investment activities                                             (12.45)                   3.37
                                                                                          --------                -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.21)                      -
                                                                                          --------                -------
NET ASSET VALUE, END OF PERIOD                                                              $20.71                 $33.37
                                                                                          ========                =======
TOTAL RETURN                                                                              (37.31)%                 11.23%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                            1.99%                  1.96%
Net expenses(e)                                                                              1.98%                  1.96%
Net investment income (loss)(e)                                                            (0.93)%                (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $31,524                $14,030
Portfolio turnover rate(f)                                                                       -                      -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  77

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS
================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.66                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.22(b)                0.23(b)
Net realized and unrealized gains (losses) on investments                                     7.88                 (4.57)
                                                                                           -------               --------
Total income (loss) from investment activities                                                8.10                 (4.34)
                                                                                           -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.02)                      -
                                                                                           -------               --------
NET ASSET VALUE, END OF PERIOD                                                              $33.74                 $25.66
                                                                                           =======               ========
TOTAL RETURN                                                                                31.58%               (14.47)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.03%                  2.21%
Net expenses(d)                                                                              1.97%                  1.98%
Net investment income (loss)(d)                                                              0.75%                  1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $50,929                 $3,851
Portfolio turnover rate(e)                                                                  1,009%                 2,498%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

78  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY
================================================================================

                                                                                                           FOR THE PERIOD
                                                                    FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                 YEAR ENDED             YEAR ENDED                THROUGH
                                                          DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.71                 $25.44                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.37)(b)              (0.35)(b)              (0.48)(b)
Net realized and unrealized gains (losses) on investments              6.62                 (9.19)                 (4.08)
                                                                     ------               --------               --------
Total income (loss) from investment activities                         6.25                 (9.54)                 (4.56)
                                                                     ------               --------               --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gains on investments                                         -                 (0.19)                      -

NET ASSET VALUE, END OF PERIOD                                       $21.96                 $15.71                 $25.44
                                                                     ======               ========               ========
TOTAL RETURN                                                         39.78%               (37.51)%               (15.20)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                     2.04%                  2.16%                  2.03%
Net expenses(d)                                                       1.98%                  1.98%                  2.03%
Net investment income (loss)(d)                                     (1.87)%                (1.91)%                (1.98)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $14,342                $14,246                $44,247
Portfolio turnover rate(e)                                             848%                 1,049%                 1,044%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  79

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ENERGY
================================================================================

                                                                                                           FOR THE PERIOD
                                                                    FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                 YEAR ENDED             YEAR ENDED                THROUGH
                                                          DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                 $23.17                 $27.93                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.01)(b)              (0.05)(b)                   -(b),(c)
Net realized and unrealized gains (losses) on investments              5.17                 (4.71)                 (2.07)
                                                                    -------               --------                -------
Total income (loss) from investment activities                         5.16                 (4.76)                 (2.07)
                                                                    -------               --------                -------
NET ASSET VALUE, END OF PERIOD                                       $28.33                 $23.17                 $27.93
                                                                    =======               ========                =======
TOTAL RETURN                                                         22.27%               (17.04)%                (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                     2.09%                  2.16%                  2.05%
Net expenses(e)                                                       1.98%                  1.98%                  2.05%
Net investment income (loss)(e)                                     (0.05)%                (0.18)%                (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $44,398                $19,283                $24,007
Portfolio turnover rate(f)                                           1,091%                 1,632%                 1,169%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

80  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANNCIAL
================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $23.85                $28.02                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.11(b)               0.06(b)                0.04(b)
Net realized and unrealized gains (losses) on investments             6.80                (4.23)                 (2.02)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        6.91                (4.17)                 (1.98)
                                                                   -------              --------                -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                               (0.04)                     -                      -
                                                                   -------              --------                -------
NET ASSET VALUE, END OF PERIOD                                      $30.72                $23.85                 $28.02
                                                                   =======              ========                =======
TOTAL RETURN                                                        28.99%              (14.88)%                (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.07%                 2.14%                  2.10%
Net expenses(d)                                                      1.98%                 1.98%                  2.10%
Net investment income (loss)(d)                                      0.42%                 0.22%                  0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $21,024               $11,898                $20,089
Portfolio turnover rate(e)                                            726%                1,341%                 1,330%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  81

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP HEALTHCARE
================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $21.98                $28.43                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.15)(b)             (0.13)(b)              (0.30)(b)
                                                                   -------              --------                -------
Net realized and unrealized gains (losses) on investments             3.98                (6.32)                 (1.27)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        3.83                (6.45)                 (1.57)
                                                                   =======              ========                =======
NET ASSET VALUE, END OF PERIOD                                      $25.81                $21.98                 $28.43

TOTAL RETURN                                                        17.42%              (22.69)%                (5.23)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.04%                 2.14%                  2.06%
Net expenses(d)                                                      1.97%                 1.98%                  2.06%
Net investment income (loss)(d)                                    (0.63)%               (0.54)%                (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $25,286               $14,622                $33,227
Portfolio turnover rate(e)                                            877%                  897%                 1,032%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

82  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $29.44                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.31)(b)            (0.07)(b)
Net realized and unrealized gains (losses) on investments            11.86                (0.49)
                                                                   -------               -------
Total income (loss) from investment activities                       11.55                (0.56)
                                                                   -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.99                $29.44
                                                                   =======               =======
TOTAL RETURN                                                        39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.98%                 1.98%
Net expenses(d)                                                      1.97%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $76,218               $55,639
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  83

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                        FOR THE PERIOD
                                                                   FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $31.16                $32.72                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses) on investments             9.14                (1.34)                  1.19
                                                                   -------               -------               -------
Total income (loss) from investment activities                       10.23                  0.04                  2.72
                                                                   -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.50)                (1.37)                     -
Return of capital                                                        -                (0.23)                     -
                                                                   -------               -------               -------
Total distributions                                                 (0.50)                (1.60)                     -
                                                                   -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.89                $31.16                $32.72
                                                                   =======               =======               =======
TOTAL RETURN                                                        33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.02%                 2.13%                 1.99%
Net expenses(d)                                                      1.98%                 1.98%                 1.99%
Net investment income (loss)   (d)                                   3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $39,613               $20,920               $39,414
Portfolio turnover rate(e)                                          1,113%                1,163%                  753%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

84  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SEMICONDUCTOR
================================================================================

                                                                                 FOR THE PERIOD
                                                                   FOR THE          MAY 1, 2002(a)
                                                                YEAR ENDED              THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $15.58               $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.41)(b)            (0.24)(b)
Net realized and unrealized gains (losses) on investments            14.17              (14.18)
                                                                   -------             --------
Total income (loss) from investment activities                       13.76              (14.42)
                                                                   -------             --------
NET ASSET VALUE, END OF PERIOD                                      $29.34               $15.58
                                                                   =======             ========
TOTAL RETURN                                                        88.32%             (48.07)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.05%                2.33%
Net expenses(d)                                                      1.98%                1.98%
Net investment income (loss)(d)                                    (1.72)%              (1.89)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $18,332               $3,790
Portfolio turnover rate(e)                                          1,364%                 886%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  85

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                       FOR THE PERIOD
                                                                   FOR THE              FOR THE      JANUARY 22, 2001 (a)
                                                                YEAR ENDED           YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.66               $17.97                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.20)(b)            (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses) on investments             5.10               (7.07)               (11.69)
                                                                   -------             --------              --------
Total income (loss) from investment activities                        4.90               (7.31)               (12.03)
                                                                   -------             --------              --------
NET ASSET VALUE, END OF PERIOD                                      $15.56               $10.66                $17.97
                                                                   =======             ========              ========
TOTAL RETURN                                                        45.97%             (40.68)%              (40.10)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.93%                2.27%                 2.10%
Net expenses(d)                                                      1.93%                1.98%                 2.10%
Net investment income (loss)(d)                                    (1.47)%              (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $30,631              $15,271               $15,410
Portfolio turnover rate(e)                                            702%               1,208%                2,548%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

86  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS
================================================================================

                                                                                                       FOR THE PERIOD
                                                                  FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                               YEAR ENDED            YEAR ENDED               THROUGH
                                                        DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses) on investments            0.02(c)             (8.06)                (8.15)
                                                                   ------              --------              --------
Total income (loss) from investment activities                       0.33                (8.16)                (8.43)
                                                                   ------              --------              --------
NET ASSET VALUE, END OF PERIOD                                     $13.74                $13.41                $21.57
                                                                   ======              ========              ========
TOTAL RETURN                                                        2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                   2.06%                 2.19%                 2.17%
Net expenses(e)                                                     1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                                     2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $7,488               $16,796                $4,150
Portfolio turnover rate(f)                                         1,508%                1,290%                2,830%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  87

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP UTILITIES
================================================================================

                                                                                                        FOR THE PERIOD
                                                                   FOR THE              FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED           YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $18.78               $24.69                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.40(b)              0.51(b)                0.39(b)
Net realized and unrealized gains (losses) on investments             3.61               (6.42)                 (5.70)
                                                                   -------              -------               --------
Total income (loss) from investment activities                        4.01               (5.91)                 (5.31)
                                                                   -------              -------               --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                               (0.41)                    -                      -
                                                                   -------              -------               --------
NET ASSET VALUE, END OF PERIOD                                      $22.38               $18.78                 $24.69
                                                                   =======              =======               ========
TOTAL RETURN                                                        21.37%              23.94)%               (17.70)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.06%                2.17%                  2.05%
Net expenses(d)                                                      1.98%                1.98%                  2.05%
Net investment income (loss)(d)                                      1.98%                2.31%                  1.44%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $22,653              $26,026                $13,420
Portfolio turnover rate(e)                                          1,134%               1,461%                 1,008%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

88  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $34.12                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments           (0.90)                  4.89
                                                                   -------              --------
Total income (loss) from investment activities                      (0.84)                  5.01
                                                                   -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.06)                (0.89)
Net realized gains on investments                                   (3.23)                     -
Return of capital                                                   (1.33)                     -
                                                                   -------              --------
Total distributions                                                 (4.62)                (0.89)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $28.66                $34.12
                                                                   =======              ========
TOTAL RETURN                                                       (2.55)%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.74%                 1.71%
Net expenses(d)                                                      1.73%                 1.71%
Net investment income (loss)(d)                                      0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $36,776              $124,928
Portfolio turnover rate(e)                                            526%                  269%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  89

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments           (0.77)                (5.59)
                                                                   -------              --------
Total income (loss) from investment activities                      (1.00)                (5.68)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $23.32                $24.32
                                                                   =======              ========
TOTAL RETURN                                                       (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.91%                 2.13%
Net expenses(d)                                                      1.91%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.49)%
Supplemental Data:
Net assets, end of period (000's)                                  $74,272                $7,168
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

90  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET
================================================================================

                                                                                                      FOR THE PERIOD
                                                                   FOR THE              FOR THE     OCTOBER 29, 2001(a)
                                                                YEAR ENDED           YEAR ENDED              THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.000               $1.000               $1.000
                                                                   -------              -------              -------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.001                0.002                0.001
                                                                   -------              -------              -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                              (0.001)              (0.002)              (0.001)
                                                                   -------              -------              -------
NET ASSET VALUE, END OF PERIOD                                      $1.000               $1.000               $1.000
                                                                   =======              =======              =======
TOTAL RETURN                                                         0.12%                0.21%                0.08%(b)
Ratios to Average Net Assets:
Gross expenses(c)                                                    1.43%                1.51%                1.60%
Net expenses(c)                                                      0.93%                1.32%                1.60%
Net investment income (loss)(c)                                      0.12%                0.22%                0.27%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $45,786              $69,179              $60,980

================================================================================
(a)  Commencement of operations
(b)  Not annualized for periods less than a year.
(c)  Annualized for periods less than a year.

                                                      Financial Highlights >  91

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report. You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

   PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 For Individual Investors Only
   (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

   or visit our website WWW.PROFUNDS.COM

YOU CAN FIND REPORTS AND OTHER INFORMATION ABOUT PROFUNDS ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV), OR YOU CAN GET COPIES OF THIS INFORMATION, AFTER PAYMENT OF A DUPLICATING FEE BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102. INFORMATION ABOUT THE PROFUNDS, INCLUDING THEIR STATEMENT OF ADDITIONAL INFORMATION, CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE PUBLIC REFERENCE ROOM, CALL THE SEC AT 1-202-942-8090.

PROFUNDS AND THE BULL & BEAR DESIGN, PROFUND VP RISING RATES OPPORTUNITY AND INNOVATIONS IN INDEXING ARE TRADEMARKS OF PROFUND ADVISORS LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF PROFUND(TM)]

                                  PROFUNDS(TM)

                           INNOVATIONS IN INDEXING(R)

                                       INVESTMENT COMPANY ACT FILE NO. 811-08239
                                                                       PROVP0504

                                                          [LOGO OF PROFUNDS(TM)]
                                                               PROFUNDS(TM)

                                                    ULTRA PROFUNDS VP
                                                    ULTRABULL
                                                    ULTRAMID-CAP
                                                    ULTRASMALL-CAP
                                                    ULTRAOTC

                                                    INVERSE PROFUNDS VP
                                                    BEAR
                                                    SHORT SMALL-CAP
                                                    SHORT OTC

                                                    SECTOR PROFUNDS VP
                                                    BASIC MATERIALS
                                                    CONSUMER CYCLICAL
                                                    CONSUMER NON-CYCLICAL
                                                    ENERGY
                                                    FINANCIAL
                                                    HEALTHCARE
                                                    INDUSTRIAL
                                                    PHARMACEUTICALS
                                                    PRECIOUS METALS
                                                    REAL ESTATE
                                                    TECHNOLOGY
                                                    TELECOMMUNICATIONS

                                                    BOND BENCHMARKED PROFUNDS VP
                                                    U.S. GOVERNMENT PLUS
                                                    RISING RATES OPPORTUNITY

                                                    PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------
>  PROSPECTUS
   MAY 1, 2004

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

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2

>  TABLE OF CONTENTS

    4       PROFUNDS VP OVERVIEW

    7       PROFUNDS VP STRATEGIES AND RISKS

   13       ULTRA PROFUNDS VP
   14          ULTRABULL
   15          ULTRAMID-CAP
   16          ULTRASMALL-CAP
   17          ULTRAOTC

   19       INVERSE PROFUNDS VP
   20          BEAR
   21          SHORT SMALL-CAP
   22          SHORT OTC

   23       SECTOR PROFUNDS VP
   24          BASIC MATERIALS
   25          CONSUMER CYCLICAL
   26          CONSUMER NON-CYCLICAL
   27          ENERGY
   28          FINANCIAL
   29          HEALTHCARE
   30          INDUSTRIAL
   31          PHARMACEUTICALS
   32          PRECIOUS METALS
   33          REAL ESTATE
   34          TECHNOLOGY
   35          TELECOMMUNICATIONS

   37       BOND BENCHMARKED PROFUNDS VP
   38          U.S. GOVERNMENT PLUS
   39          RISING RATES OPPORTUNITY

   41       PROFUND VP MONEY MARKET

   45       GENERAL PROFUNDS VP INFORMATION

   51       PROFUNDS MANAGEMENT

   53       FINANCIAL HIGHLIGHTS

[LOGO OF PROFUNDS(TM)]
     PROFUNDS(TM)

PROFUNDS VP OVERVIEW

EXCEPT FOR PROFUND VP MONEY MARKET, THE PROFUNDS VP DESCRIBED IN THIS PROSPECTUS SEEK TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT CORRESPOND TO THE PERFORMANCE OF A PARTICULAR BENCHMARK.(1)

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of an index.

===================================================================================================================================
PROFUND VP                INDEX                         DAILY BENCHMARK         TYPES OF COMPANIES IN INDEX
===================================================================================================================================
UltraBull                 S&P 500 Index                 Double (200%)           Diverse, widely traded, large capitalization
UltraMid-Cap              S&P MidCap 400 Index          Double (200%)           Diverse, widely traded, mid-capitalization
UltraSmall-Cap            Russell 2000 Index            Double (200%)           Diverse, small capitalization
UltraOTC                  NASDAQ-100 Index              Double (200%)           Large capitalization, non-financial companies listed
                                                                                on The NASDAQ Stock Market
===================================================================================================================================

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of an index.

===================================================================================================================================
PROFUND VP                INDEX                         DAILY BENCHMARK         TYPES OF COMPANIES IN INDEX
===================================================================================================================================
Bear                      S&P 500 Index                 100% of the Inverse     Diverse, widely traded, large capitalization
Short Small-Cap           Russell 2000 Index            100% of the Inverse     Diverse, small capitalization
Short OTC                 NASDAQ-100 Index              100% of the Inverse     Large capitalization, non-financial companies listed
                                                                                on The NASDAQ Stock Market
===================================================================================================================================

SECTOR PROFUNDS VP
Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

===================================================================================================================================
PROFUND VP                INDEX                         DAILY BENCHMARK         TYPES OF COMPANIES IN INDEX
===================================================================================================================================
Basic Materials           Dow Jones U.S. Basic          Match (100%)            Securities within the basic materials sector of the
                          Materials Sector Index                                U.S. equity market
Consumer Cyclical         Dow Jones U.S. Consumer       Match (100%)            Securities within the consumer cyclical sector of
                          Cyclical Sector Index                                 the U.S. equity market
Consumer Non-Cyclical     Dow Jones U.S. Consumer       Match (100%)            Securities within the consumer non-cyclical sector
                          Non-Cyclical Sector Index                             of the U.S. equity market
Energy                    Dow Jones U.S. Energy         Match (100%)            Securities within the energy sector of the U.S.
                          Sector Index                                          equity market
Financial                 Dow Jones U.S. Financial      Match (100%)            Securities within the financial sector of the U.S.
                          Sector Index                                          equity market
Healthcare                Dow Jones U.S. Healthcare     Match (100%)            Securities within the healthcare sector of the U.S.
                          Sector Index                                          equity market
Industrial                Dow Jones U.S. Industrial     Match (100%)            Securities within the industrial sector of the U.S.
                          Sector Index                                          equity market
Pharmaceuticals           Dow Jones U.S.                Match (100%)            Securities representing the pharmaceuticals industry
                          Pharmaceuticals Index                                 in the U.S. equity market
Precious Metals*          Dow Jones Precious Metals     Match (100%)            Securities of companies involved in the mining of
                          Index                                                 precious metals
Real Estate               Dow Jones U.S. Real           Match (100%)            Securities representing the real estate industry in
                          Estate Index                                          the U.S. equity market
Technology                Dow Jones U.S. Technology     Match (100%)            Securities within the technology sector of the U.S.
                          Sector Index                                          equity market
Telecommunications        Dow Jones U.S.                Match (100%)            Securities within the telecommunications sector of
                          Telecommunications                                    the U.S. equity market
                          Sector Index
===================================================================================================================================

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. Non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse mulitple thereof as their benchmark. For example, PROFUND VP ULTRABULL has a daily benchmark of twice the daily return of the S&P 500 Index(R).

  * Until June 18, 2004, ProFund VP Precious Metals' index is the Philadelphia Stock Exchange(R) Gold/Silver Sector(SM) Index.

4  < ProFunds VP Overview

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

============================================================================================================
PROFUND VP                INDEX                           DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
============================================================================================================
U.S. Government Plus      Most recently issued 30-year           25%            U.S. Treasury securities
                          U.S. Treasury Bond
Rising Rates              Most recently issued 30-year    125% of the Inverse   U.S. Treasury securities
Opportunity               U.S. Treasury Bond
============================================================================================================

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

                                                       ProFunds VP Overview >  5

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6

                       ---------------------------------------------------------
                       >  PROFUNDS VP STRATEGIES AND RISKS
                       ---------------------------------------------------------

                       "In seeking to achieve its investment objective, each non-money market ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark."

                                           ProFunds VP Strategies and Risks >  7

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance, the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each non-money market ProFund
VP:

   > takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

   > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

   > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

   > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

   > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

   > may substitute a different index or security for the index or security underlying its benchmark;

   >   does not take temporary defensive positions; and

   > does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, PROFUND VP ULTRA MID-CAP, PROFUND VP ULTRA SMALL-CAP, PROFUND VP ULTRA OTC, PROFUND VP SHORT-SMALLCAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy. Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can

8  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

DEBT INSTRUMENT RISK (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices such as PROFUND VP U.S. GOVERNMENT PLUS.

EQUITY RISK (All Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN INVESTMENT RISK (ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

INTEREST RATE RISK (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers,

                                           ProFunds VP Strategies and Risks >  9

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP UltraOTC, ProFund VP Short OTC and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

> ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

> DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

> DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

   o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

   o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

   o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

> EQUITY SECURITIES are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

> FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

> FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

10  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

> FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

> LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.

   Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

   On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

> LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

> MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

> ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

> REPURCHASE AGREEMENTS A contract in which the seller of securities, usually U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

> SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

> SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

> STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

> SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                          ProFunds VP Strategies and Risks >  11

                       This Page Intentionally Left Blank

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                              --------------------------------------------------
                              >  ULTRA PROFUNDS VP
                              --------------------------------------------------

                                                                  DAILY
PROFUND VP                   INDEX                              BENCHMARK
-----------------------------------------------------------------------------
ULTRABULL                    S&P 500 Index                      Double (200%)
ULTRAMID-CAP                 S&P MidCap 400 Index               Double (200%)
ULTRASMALL-CAP               Russell 2000 Index                 Double (200%)
ULTRAOTC                     NASDAQ-100 Index                   Double (200%)

                                                         Ultra ProFunds VP >  13

--------------------------------------------------------------------------------
>  PROFUND VP ULTRABULL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    -36.11%
2003                     52.93%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                        52.93%     -9.75%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.07%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.07%
Fee Waivers/Reimbursements**                                          -0.09%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraBull                 $201       $640        $1,105      $2,393

14  < ProFund VP UltraBull

--------------------------------------------------------------------------------
>  PROFUND VP ULTRAMID-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ULTRAMID-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    70.09%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                     70.09%     -1.08%          05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400 Index(1)                     35.62%      5.16%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.08%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.08%
Fee Waivers/Reimbursements**                                          -0.10%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap              $201       $642        $1,109      $2,402

                                                   ProFund VP UltraMid-Cap >  15

--------------------------------------------------------------------------------
>  PROFUND VP ULTRASMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                    -22.14%
2001                     -7.61%
2002                    -42.61%
2003                     99.45%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap                   99.45%     -0.29%          10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index(1)                       47.29%      9.16%          10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.00%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.00%
Fee Waivers/Reimbursements**                                          -0.02%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap            $201       $626        $1,076      $2,326

16  < ProFund VP UltraSmall-Cap

--------------------------------------------------------------------------------
>  PROFUND VP ULTRAOTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in equity securities and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NAS-DAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000                    -73.37%
2001                    -68.72%
2002                    -68.94%
2003                    102.67%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC                         102.67%    -39.15%         10/18/99
--------------------------------------------------------------------------------
NASDAQ-100 Index(1)                          49.49%    -10.60%         10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.97%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.97%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraOTC                  $200       $618        $1,062      $2,296

                                                       ProFund VP UltraOTC >  17

                       This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                             ---------------------------------------------------
                             >  INVERSE PROFUNDS VP
                             ---------------------------------------------------

                                                                  DAILY
PROFUND VP                   INDEX                              BENCHMARK
-----------------------------------------------------------------------------------
BEAR                         S&P 500 Index                      100% of the Inverse
SHORT SMALL-CAP              Russell 2000 Index                 100% of the Inverse
SHORT OTC                    NASDAQ-100 Index                   100% of the Inverse

                                                       Inverse ProFunds VP >  19

--------------------------------------------------------------------------------
>  PROFUND VP BEAR
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                     20.82%
2003                    -24.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Bear                             -24.59%     2.17%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                             28.68%    -4.70%           01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.98%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.98%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear                      $201       $621        $1,068      $2,306

20  < ProFund VP Bear

--------------------------------------------------------------------------------
>  PROFUND VP SHORT SMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SHORT SMALL-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    -34.52%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 4.00% (quarter ended March 31,
2003) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap                  -34.52%    -29.65%         09/03/02
--------------------------------------------------------------------------------
Russell 2000 Index(1)                        47.29%     35.54%         09/03/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.71%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.71%
Fee Waivers/Reimbursements**                                          -0.73%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap           $201       $772        $1,370      $2,988

                                                ProFund VP Short Small-Cap >  21

--------------------------------------------------------------------------------
>  PROFUND VP SHORT OTC
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SHORT OTC for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT OTC by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    -37.31%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was -5.87% (quarter ended March 31, 2003) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Short OTC                        -37.31%    -19.43%         05/01/02
--------------------------------------------------------------------------------
NASDAQ-100 Index(1)                          49.49%      9.40%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.99%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.99%
Fee Waivers/Reimbursements**                                          -0.01%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short OTC                 $201       $623        $1,072      $2,316

22  < ProFund VP Short OTC

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors with perceived above-average growth potential.

> actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

> want to gain investment exposure to a particular economic sector of the U.S. or global economy.

                              --------------------------------------------------
                              >  SECTOR PROFUNDS VP
                              --------------------------------------------------

                                                                                     DAILY
PROFUND VP                   INDEX                                                 BENCHMARK
--------------------------------------------------------------------------------------------
BASIC MATERIALS              Dow Jones U.S. Basic Materials Sector Index              100%
CONSUMER CYCLICAL            Dow Jones U.S. Consumer Cyclical Sector Index            100%
CONSUMER NON-CYCLICAL        Dow Jones U.S. Consumer Non-Cyclical Sector Index        100%
ENERGY                       Dow Jones U.S. Energy Sector Index                       100%
FINANCIAL                    Dow Jones U.S. Financial Sector Index                    100%
HEALTHCARE                   Dow Jones U.S. Healthcare Sector Index                   100%
INDUSTRIAL                   Dow Jones U.S. Industrial Sector Index                   100%
PHARMACEUTICALS              Dow Jones U.S. Pharmaceuticals Index                     100%
PRECIOUS METALS              Dow Jones Precious Metals Index                          100%
REAL ESTATE                  Dow Jones U.S. Real Estate Index                         100%
TECHNOLOGY                   Dow Jones U.S. Technology Sector Index                   100%
TELECOMMUNICATIONS           Dow Jones U.S. Telecommunications Sector Index           100%

                                                        Sector ProFunds VP >  23

--------------------------------------------------------------------------------
>  PROFUND VP BASIC MATERIALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP BASIC MATERIALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP BASIC MATERIALS by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    31.58%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Basic Materials                  31.58%      7.34%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      3.25%           05/01/02
--------------------------------------------------------------------------------
Dow Jones U.S. Basic Materials
   Sector Index(1)                          35.68%     10.71%           05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.03%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.03%
Fee Waivers/Reimbursements**                                          -0.05%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Basic Materials           $201       $632        $1,089      $2,354

24  < ProFund VP Basic Materials

--------------------------------------------------------------------------------
>  PROFUND VP CONSUMER CYCLICAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER CYCLICAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER CYCLICAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER CYCLICAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER CYCLICAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER CYCLICAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER CYCLICAL is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER CYCLICAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP CONSUMER CYCLICAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP CONSUMER CYCLICAL by comparing average annual total returns of PROFUND VP CONSUMER CYCLICAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER CYCLICAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    26.80%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER CYCLICAL for one quarter was 16.78% (quarter ended June 30,
2003) and the lowest return was -2.37% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Consumer Cyclical                26.80%     -4.32%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      3.25%          05/01/02
--------------------------------------------------------------------------------
Dow Jones U.S. Consumer Cyclical
   Sector Index(1)                          33.83%      0.49%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER CYCLICAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.33%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.33%
Fee Waivers/Reimbursements**                                          -0.35%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER CYCLICAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Cyclical         $201       $694        $1,214      $2,639

                                              ProFund VP Consumer Cyclical >  25

--------------------------------------------------------------------------------
>  PROFUND VP CONSUMER NON-CYCLICAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER NON-CYCLICAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER NON-CYCLICAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER NON-CYCLICAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER NON-CYCLICAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER NONCYCLICAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER NONCYCLICAL is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER NON-CYCLICAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP CONSUMER NON-CYCLICAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP CONSUMER NON-CYCLICAL by comparing average annual total returns of PROFUND VP CONSUMER NON-CYCLICAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER NON-CYCLICAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    18.64%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER NON-CYCLICAL for one quarter was 13.69% (quarter ended
June 30, 2003) and the lowest return was -6.01% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Consumer Non-Cyclical            18.46%     -0.51%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      3.25%          05/01/02
--------------------------------------------------------------------------------
Dow Jones U.S. Consumer Non-Cyclical
   Sector Index(1)                          21.56%      2.19%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER NONCYCLICAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.33%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.33%
Fee Waivers/Reimbursements**                                          -0.35%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER NON-CYCLICAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Non-Cyclical     $201       $694        $1,214      $2,639

26  < ProFund VP Consumer Non-Cyclical

--------------------------------------------------------------------------------
>  PROFUND VP ENERGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ENERGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. ENERGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ENERGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. ENERGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ENERGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ENERGY will have industry concentrations to approximately the same extent as its Index. PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ENERGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP ENERGY is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP ENERGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ENERGY by showing the variability of PROFUND VP ENERGY returns from year to year and by comparing average annual total returns of PROFUND VP ENERGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ENERGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    -17.04%
2003                     22.27%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ENERGY for one quarter was 14.33% (quarter ended December 31, 2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Energy                           22.27%     -1.93%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01
--------------------------------------------------------------------------------
Dow Jones U.S. Energy Sector Index(1)       25.74%      1.40%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ENERGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.09%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.09%
Fee Waivers/Reimbursements**                                          -0.11%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ENERGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Energy                    $201       $644        $1,114      $2,412

                                                         ProFund VP Energy >  27

--------------------------------------------------------------------------------
>  PROFUND VP FINANCIAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIAL is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIAL by showing the variability of PROFUND VP FINANCIAL returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    -14.88%
2003                     28.99%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIAL for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Financial                        28.99%      0.86%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01
--------------------------------------------------------------------------------
Dow Jones U.S. Financial Sector Index(1)    32.23%      3.94%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.07%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.07%
Fee Waivers/Reimbursements**                                          -0.09%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Financial                 $201       $640        $1,105      $2,393

28  < ProFund VP Financial

--------------------------------------------------------------------------------
>  PROFUND VP HEALTHCARE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTHCARE SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTHCARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTHCARE SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTHCARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTHCARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTHCARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTHCARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTHCARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTHCARE by showing the variability of PROFUND VP HEALTHCARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTHCARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTHCARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    -22.69%
2003                     17.42%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTHCARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Healthcare                       17.42%     -4.99%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01
Dow Jones U.S. Healthcare Sector Index(1)   19.43%     -3.01%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTHCARE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.04%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.04%
Fee Waivers/Reimbursements**                                          -0.06%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTHCARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Healthcare                $201       $634        $1,093      $2,364

                                                     ProFund VP Healthcare >  29

--------------------------------------------------------------------------------
>  PROFUND VP INDUSTRIAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INDUSTRIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INDUSTRIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIAL is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may under-perform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP INDUSTRIAL for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP INDUSTRIAL by comparing average annual total returns of PROFUND VP INDUSTRIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    28.40%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIAL for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Industrial                       28.40%     1.75%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     3.25%           05/01/02
Dow Jones U.S. Industrial Sector Index(1)   33.24%     5.11%           05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution And Service (12b-1) Fees                                  0.25%
Other Expenses                                                         1.25%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.25%
Fee Waivers/Reimbursements**                                          -0.27%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Industrial                $201       $677        $1,180      $2,564

30  < ProFund VP Industrial

--------------------------------------------------------------------------------
>  PROFUND VP PHARMACEUTICALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP PHARMACEUTICALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    5.60%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -8.02% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Pharmaceuticals                   5.60%      -5.26%         05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%       3.25%         05/01/02
Dow Jones U.S. Pharmaceuticals Index(1)      9.45%      -2.63%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.06%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.06%
Fee Waivers/Reimbursements**                                          -0.08%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Pharmaceuticals           $201       $638        $1,101      $2,383

                                                ProFund VP Pharmaceuticals >  31

--------------------------------------------------------------------------------
>  PROFUND VP PRECIOUS METALS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX. However, until June 18, 2004, the Fund will seek daily investment results, before fees and expenses, that correspond to the daily performance of the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as its benchmark index. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP PRECIOUS METALS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP PRECIOUS METALS by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    39.23%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -13.04% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Precious Metals                  39.23%     20.57%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      3.25%          05/01/02
Philadelphia Stock Exchange
Gold/Silver Sector Index(1)(2)              43.95%     25.79%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) The index underlying the ProFund VP Precious Metals' benchmark will change from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.98%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.98%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Precious Metals           $201       $621        $1,068      $2,306

32  < ProFund VP Precious Metals

--------------------------------------------------------------------------------
>  PROFUND VP REAL ESTATE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                     0.02%
2003                    33.15%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 12.18% (quarter ended June 30, 2003) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Real Estate                      33.15%     13.54%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%     -4.70%          01/22/01
Dow Jones U.S. Real Estate Index(1)         36.89%     17.14%          01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.02%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.02%
Fee Waivers/Reimbursements**                                          -0.04%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Real Estate               $201       $630        $1,084      $2,345

                                                    ProFund VP Real Estate >  33

--------------------------------------------------------------------------------
>  PROFUND VP TECHNOLOGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    -40.68%
2003                     45.97%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Technology                       45.97%     -20.01%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      -4.70%         01/22/01
Dow Jones U.S. Technology Sector Index(1)   51.04%     -17.43%         01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.93%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.93%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Technology                $196       $606        $1,042      $2,254

34  < ProFund VP Technology

--------------------------------------------------------------------------------
>  PROFUND VP TELECOMMUNICATIONS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    -37.83%
2003                      2.46%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Telecommunications                2.46%     -23.33%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                            28.68%      -4.70%         01/22/01
Dow Jones U.S. Telecommunications
   Sector Index(1)                           7.33%     -19.45%         01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.06%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                2.06%
Fee Waivers/Reimbursements**                                          -0.08%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Telecommunications        $201       $638        $1,101      $2,383

                                             ProFund VP Telecommunications >  35

                       This Page Intentionally Left Blank

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                         -------------------------------------------------------
                         >  BOND BENCHMARKED PROFUNDS VP
                         -------------------------------------------------------

                                                                                             DAILY
PROFUND VP                      SECURITY                                                   BENCHMARK
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT PLUS            Most recently issued 30-year U.S. Treasury Bond               125%
RISING RATES OPPORTUNITY        Most recently issued 30-year U.S. Treasury Bond        125% of the Inverse

                                              Bond Benchmarked ProFunds VP >  37

--------------------------------------------------------------------------------
>  PROFUND VP U.S. GOVERNMENT PLUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP U.S. GOVERNMENT PLUS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    -2.55%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 6.19% (quarter ended June 30, 2003) and the lowest return was -5.10% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus             -2.55%     8.13%           05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
Long-Term Total Return Index(1)              2.20%     9.40%           05/01/02
--------------------------------------------------------------------------------
Most recently issued Long Bond(2)            0.77%     9.71%           05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.50%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.99%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.74%
Fee Waivers/Reimbursements**                                          -0.01%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.73%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus      $176       $547        $943        $2,051

38  < ProFund VP U.S. Government Plus

--------------------------------------------------------------------------------
>  PROFUND VP RISING RATES OPPORTUNITY(R)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP RISING RATES OPPORTUNITY for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                    -4.11%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 3.14% (quarter ended September 30, 2003) and the lowest return was -7.09% (quarter ended June 30,
2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity         -4.11%     -14.01%         05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
Long-Term Total Return Index(1)              2.20%       9.40%         05/01/02
--------------------------------------------------------------------------------
Most recently issued Long Bond(2)            0.77%       9.71%         05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.91%
                                                                       -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.91%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Rising Rates opportunity  $194       $600        $1,032      $2,233

                                    ProFund VP Rising Rates Opportunity(R) >  39

                       This Page Intentionally Left Blank

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

>  seek current income consistent with liquidity and preservation of capital.

                           -----------------------------------------------------
                           >  PROFUND VP MONEY MARKET
                           -----------------------------------------------------

                                                   ProFund VP Money Market >  41

--------------------------------------------------------------------------------
>  PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

   > have received the highest short-term rating from two nationally recognized statistical rating organizations;

   > have received the highest short-term rating from one rating organization (if only one organization rates the security);

   >  if unrated, are determined to be of similar quality by ProFund Advisors;
      or

   > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

   > CREDIT RISK: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

   > SECURITY SELECTION RISK: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause PROFUND VP MONEY MARKET'S yield to lag behind those of similar money market funds.

   > PREPAYMENT RISK: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

   > FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK: Because PROFUND VP MONEY MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                    0.21%
2003                    0.12%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE           INCEPTION
As of December 31, 2003                     YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Money Market                     0.12%      0.19%           10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2003 was 0.05%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         0.43%
                                                                      ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                1.43%
Fee Waivers/Reimbursements**                                          -0.08%
                                                                      ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                            1.35%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

42  < ProFund VP Money Market

--------------------------------------------------------------------------------
>  PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Money Market              $137       $445        $774        $1,706

                                                   ProFund VP Money Market >  43

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------
                       >  GENERAL PROFUNDS VP INFORMATION
                       ---------------------------------------------------------

"The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

                                           General ProFunds VP Information >  45

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains, if any, as follows:

--------------------------------------------------------------------------------
                                                                       CAPITAL
      PROFUND NAME                         DIVIDENDS                    GAINS
                               -------------------------------------------------
                                  ACCRUED             PAID               PAID
--------------------------------------------------------------------------------
VP MONEY MARKET                  Daily              Monthly            Annually*
--------------------------------------------------------------------------------
VP U.S. GOVERNMENT PLUS          Daily              Monthly            Annually*
--------------------------------------------------------------------------------
VP REAL ESTATE                   Quarterly          Quarterly          Annually*
--------------------------------------------------------------------------------
ALL OTHER PROFUNDS VP            Annually           Annually           Annually
--------------------------------------------------------------------------------

*PROFUND VP MONEY MARKET, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP REAL
 ESTATE reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some

46  < General ProFunds VP Information

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes. The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The RUSSELL 2000 INDEX is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the Russell 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning," requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and

                                           General ProFunds VP Information >  47

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

ongoing basis. As of March 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $416.6 million and $11.9 billion.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2004, the average capitalization of the Index was approximately $4.6 billion.

The DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2004, the average capitalization of the Index was approximately $5.8 billion.

The DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2004, the average capitalization of the Index was approximately $10.2 billion.

The DOW JONES U.S. ENERGY SECTOR INDEX measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2004, the average capitalization of the Index was approximately $9.2 billion.

The DOW JONES U.S. FINANCIAL SECTOR INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2004, the average capitalization of the Index was approximately $8.4 billion.

The DOW JONES U.S. HEALTHCARE SECTOR INDEX measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2004, the average capitalization of the Index was approximately $8.9 billion.

The DOW JONES U.S. INDUSTRIAL SECTOR INDEX measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2004, the average capitalization of the Index was approximately $5.4 billion.

The DOW JONES U.S. PHARMACEUTICALS INDEX measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2004, the average capitalization of the Index was approximately $26.3 billion.

The DOW JONES PRECIOUS METALS INDEX measuresthe performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-groupmetals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2004 of approximately $5.9 billion.

The PHILADELPHIA STOCK EXCHANGE GOLD/SILVER SECTOR INDEX measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2004, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2004, the average capitalization of the Index was approximately $2.6 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2004, the average capitalization of the Index was approximately $7.2 billion.

The DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2004, the average capitalization of the Index was approximately $17.6 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
and "S&P MidCap 400," and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones" and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

   > Sponsor, endorse, sell or promote the SECTOR PROFUNDS VP (together, the "ProFunds VP").

   > Recommend that any person invest in the ProFunds VP or any other securities.

   > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

   > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

   > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

48  < General ProFunds VP Information

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

   > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

   > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

   > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                           General ProFunds VP Information >  49

                       This Page Intentionally Left Blank

                             ---------------------------------------------------
                             >  PROFUNDS MANAGEMENT
                             ---------------------------------------------------

                             "The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for the day-to-day operations of the ProFunds."

                                                       ProFunds Management >  51

--------------------------------------------------------------------------------
>  PROFUNDS MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
      ULTRABULL                                      0.57%
      ULTRAMID-CAP                                   0.66%
      ULTRASMALL-CAP                                 0.73%
      ULTRAOTC                                       0.73%
      BEAR                                           0.75%
      SHORT SMALL-CAP                                0.15%
      SHORT OTC                                      0.75%
      BASIC MATERIALS                                0.70%
      CONSUMER CYCLICAL                              0.43%
      CONSUMER NON-CYCLICAL                          0.46%
      ENERGY                                         0.65%
      FINANCIAL                                      0.67%
      HEALTHCARE                                     0.70%
      INDUSTRIAL                                     0.52%
      PHARMACEUTICALS                                0.68%
      PRECIOUS METALS                                0.75%
      REAL ESTATE                                    0.71%
      TECHNOLOGY                                     0.75%
      TELECOMMUNICATIONS                             0.67%
      U.S. GOVERNMENT PLUS                           0.49%
      RISING RATES OPPORTUNITY                       0.75%
      MONEY MARKET                                   0.39%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
      ULTRABULL                                      0.11%
      ULTRAMID-CAP                                   0.13%
      ULTRASMALL-CAP                                 0.15%
      ULTRAOTC                                       0.15%
      BEAR                                           0.15%
      SHORT SMALL-CAP                                0.03%
      SHORT OTC                                      0.15%
      BASIC MATERIALS                                0.14%
      CONSUMER CYCLICAL                              0.09%
      CONSUMER NON-CYCLICAL                          0.09%
      ENERGY                                         0.13%
      FINANCIAL                                      0.13%
      HEALTHCARE                                     0.14%
      INDUSTRIAL                                     0.10%
      PHARMACEUTICALS                                0.14%
      PRECIOUS METALS                                0.15%
      REAL ESTATE                                    0.14%
      TECHNOLOGY                                     0.15%
      TELECOMMUNICATIONS                             0.13%
      U.S. GOVERNMENT PLUS                           0.15%
      RISING RATES OPPORTUNITY                       0.15%
      MONEY MARKET                                   0.08%

52  < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is available upon request.

                             ---------------------------------------------------
                             >  FINANCIAL HIGHLIGHTS
                             ---------------------------------------------------

                                                      Financial Highlights >  53

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRABULL

================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE              MAY 1, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $14.51                  $22.71                   $30.00
Net investment income (loss)                                            (0.05)(b)               (0.08)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                 7.73                  (8.12)                   (7.20)
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                            7.68                  (8.20)                   (7.29)
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $22.19                  $14.51                   $22.71
                                                                        ======                  ======                   ======
TOTAL RETURN                                                            52.93%                (36.11)%                 (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.07%                   2.12%                    1.94%
Net expenses(d)                                                          1.84%                   1.98%                    1.94%
Net investment income (loss)(d)                                        (0.32)%                 (0.46)%                  (0.42)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $68,318                 $42,288                  $64,186
Portfolio turnover rate(e)                                              1,124%                  1,249%                     682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

54  <  Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP

================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE              MAY 1, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $17.32                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.20)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                                        12.34                  (12.59)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                   12.14                  (12.68)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $29.46                   $17.32
                                                                                                ======                   ======
TOTAL RETURN                                                                                    70.09%                 (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.08%                    2.36%
Net expenses(d)                                                                                  1.98%                    1.98%
Net investment income (loss)(d)                                                                (0.88)%                  (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                              $38,653                  $20,777
Portfolio turnover rate(e)                                                                      1,202%                   2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  55

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP

================================================================================

                                                                                                                 FOR THE PERIOD
                                           FOR THE            FOR THE           FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED               THROUGH
                                      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                              2003               2002              2000              2001                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $14.64             $25.51            $27.61            $35.99                $30.00
Net investment income (loss)                (0.14)(b)          (0.16)(b)         (0.17)(b)         (0.04)(b)               0.06(b)
Net realized and unrealized gains
   (losses) on investments                   14.70            (10.71)            (1.93)            (7.90)                  5.93
                                            ------             ------            ------            ------                ------
Total income (loss) from investment
   activities                                14.56            (10.87)            (2.10)            (7.94)                  5.99
                                            ------             ------            ------            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                            -                  -                 -            (0.02)                     -
Net realized gains on investments                -                  -                 -            (0.42)                     -
                                            ------             ------            ------            ------                ------
Total distributions                              -                  -                 -            (0.44)                     -
                                            ------             ------            ------            ------                ------
NET ASSET VALUE, END OF PERIOD              $29.20             $14.64            $25.51            $27.61                $35.99
                                            ======             ======            ======            ======                ======
TOTAL RETURN                                99.45%           (42.61)%           (7.61)%          (22.14)%                19.97%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                            2.00%              2.15%             2.11%             2.24%                 2.53%
Net expenses(d)                              1.98%              1.98%             2.11%             1.95%                 1.70%
Net investment income (loss)(d)            (0.66)%            (0.78)%           (0.69)%           (0.12)%                 1.75%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $88,165            $30,561           $89,041           $33,388                $9,804
Portfolio turnover rate(e)                    572%             1,511%              842%            1,971%                  686%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

56  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC

================================================================================

                                                                                                                FOR THE PERIOD
                                          FOR THE           FOR THE            FOR THE           FOR THE      OCTOBER 18, 1999(a)
                                       YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED               THROUGH
                                     DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,          DECEMBER 31,
                                             2003              2002               2001              2000                  1999
NET ASSET VALUE, BEGINNING OF PERIOD        $1.50             $4.83             $15.44            $70.93                $30.00
Investment Activities:
Net investment income (loss)               (0.04)(b)         (0.04)(b)          (0.11)(b)         (0.40)(b)             (0.06)
Net realized and unrealized gains
   (losses) on investments                   1.58            (3.29)            (10.50)           (51.29)                 40.99
                                            -----             -----              -----            ------                ------
Total income (loss) from investment
   activities                                1.54            (3.33)            (10.61)           (51.69)                 40.93
                                            -----             -----              -----            ------                ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments               -                 -                  -            (3.80)                     -
                                            -----             -----              -----            ------                ------
NET ASSET VALUE, END OF PERIOD              $3.04             $1.50              $4.83            $15.44                $70.93
                                            =====             =====              =====            ======                ======
TOTAL RETURN                              102.67%          (68.94)%           (68.72)%          (73.37)%               136.43%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                           1.97%             2.08%              1.95%             1.65%                 1.97%
Net expenses(d)                             1.94%             1.98%              1.95%             1.65%                 1.65%
Net investment income (loss)(d)           (1.59)%           (1.64)%            (1.60)%           (0.79)%               (0.77)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $114,077           $53,188           $102,131          $115,498               $67,898
Portfolio turnover rate(e)                   768%              982%               465%              683%                  101%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  57

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BEAR

================================================================================

                                                                                                                 FOR THE PERIOD
                                                                       FOR THE                 FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              YEAR ENDED                  THROUGH
                                                             DECEMBER 31, 2003       DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $42.29                  $35.07                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.36)(b)               (0.23)(b)                  0.26(b)
Net realized and unrealized gains (losses) on investments              (10.04)                    7.53                     4.81
                                                                        ------                  ------                   ------
Total income (loss) from investment activities                         (10.40)                    7.30                     5.07
                                                                        ------                  ------                   ------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                                        -                  (0.08)                        -
                                                                        ------                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                          $31.89                  $42.29                   $35.07
                                                                        ======                  ======                   ======
TOTAL RETURN                                                          (24.59)%                  20.82%                   16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.98%                   2.03%                    1.89%
Net expenses(d)                                                          1.98%                   1.98%                    1.89%
Net investment income (loss)(d)                                        (0.96)%                 (0.57)%                    0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $54,301                 $77,938                  $37,290
Portfolio turnover rate(e)                                                   -                       -                   1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

58  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP

================================================================================

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE        SEPTEMBER 3, 2002(a)
                                                                                            YEAR ENDED                  THROUGH
                                                                                     DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $28.74                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.20)(b)                (0.02)(b)
Net realized and unrealized gains (losses) on investments                                       (9.72)                   (1.24)
                                                                                                ------                   ------
Total income (loss) from investment activities                                                  (9.92)                   (1.26)
                                                                                                ------                   ------
NET ASSET VALUE, END OF PERIOD                                                                  $18.82                   $28.74
                                                                                                ======                   ======
TOTAL RETURN                                                                                  (34.52)%                  (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                2.71%                    1.73%
Net expenses(d)                                                                                  1.98%                    1.73%
Net investment income (loss)(d)                                                                (0.80)%                  (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                                 $125                   $2,173
Portfolio turnover rate(e)                                                                           -                        -

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  59

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC

================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $33.37                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                (0.24)(b)              (0.09)(b)
Net realized and unrealized gains (losses) on investments                                  (12.21)                   3.46(c)
                                                                                          --------                -------
Total income (loss) from investment activities                                             (12.45)                   3.37
                                                                                          --------                -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.21)                      -
                                                                                          --------                -------
NET ASSET VALUE, END OF PERIOD                                                              $20.71                 $33.37
                                                                                          ========                =======
TOTAL RETURN                                                                              (37.31)%                 11.23%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                                            1.99%                  1.96%
Net expenses(e)                                                                              1.98%                  1.96%
Net investment income (loss)(e)                                                            (0.93)%                (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $31,524                $14,030
Portfolio turnover rate(f)                                                                       -                      -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

60  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS

================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.66                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.22(b)                0.23(b)
Net realized and unrealized gains (losses) on investments                                     7.88                 (4.57)
                                                                                           -------               --------
Total income (loss) from investment activities                                                8.10                 (4.34)
                                                                                           -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.02)                      -
                                                                                           -------               --------
NET ASSET VALUE, END OF PERIOD                                                              $33.74                 $25.66
                                                                                           =======               ========
TOTAL RETURN                                                                                31.58%               (14.47)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.03%                  2.21%
Net expenses(d)                                                                              1.97%                  1.98%
Net investment income (loss)(d)                                                              0.75%                  1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                          $50,929                 $3,851
Portfolio turnover rate(e)                                                                  1,009%                 2,498%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  61

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER CYCLICAL

================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $21.98                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                (0.30)(b)              (0.17)(b)
Net realized and unrealized gains (losses) on investments                                     6.19                 (7.85)
                                                                                            ------               --------
Total income (loss) from investment activities                                                5.89                 (8.02)
                                                                                            ------               --------
NET ASSET VALUE, END OF PERIOD                                                              $27.87                 $21.98
                                                                                            ======               ========
TOTAL RETURN                                                                                26.80%               (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.33%                  2.65%
Net expenses(d)                                                                              1.96%                  1.98%
Net investment income (loss)(d)                                                            (1.19)%                (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $3,777                 $3,439
Portfolio turnover rate(e)                                                                  2,100%                 2,644%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

62  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER NON-CYCLICAL

================================================================================

                                                                                                           FOR THE PERIOD
                                                                                           FOR THE            MAY 1, 2002(a)
                                                                                        YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $25.11                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                  0.04(b)                0.04(b)
Net realized and unrealized gains (losses) on investments                                     4.59                 (4.93)
                                                                                            ------               --------
Total income (loss) from investment activities                                                4.63                 (4.89)
                                                                                            ------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (0.21)                      -
                                                                                            ======               ========
NET ASSET VALUE, END OF PERIOD                                                              $29.53                 $25.11

TOTAL RETURN                                                                                18.46%               (16.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                            2.33%                  2.10%
Net expenses(d)                                                                              1.98%                  1.98%
Net investment income (loss)(d)                                                              0.13%                  0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                           $2,406                 $4,952
Portfolio turnover rate(e)                                                                  1,472%                 1,057%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  63

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ENERGY

================================================================================

                                                                                                           FOR THE PERIOD
                                                                    FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                 YEAR ENDED             YEAR ENDED                THROUGH
                                                          DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                 $23.17                 $27.93                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.01)(b)              (0.05)(b)                   -(b),(c)
Net realized and unrealized gains (losses) on investments              5.17                 (4.71)                 (2.07)
                                                                    -------               --------                -------
Total income (loss) from investment activities                         5.16                 (4.76)                 (2.07)
                                                                    -------               --------                -------
NET ASSET VALUE, END OF PERIOD                                       $28.33                 $23.17                 $27.93
                                                                    =======               ========                =======
TOTAL RETURN                                                         22.27%               (17.04)%                (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                     2.09%                  2.16%                  2.05%
Net expenses(e)                                                       1.98%                  1.98%                  2.05%
Net investment income (loss)(e)                                     (0.05)%                (0.18)%                (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $44,398                $19,283                $24,007
Portfolio turnover rate(f)                                           1,091%                 1,632%                 1,169%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

64  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANCIAL

================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $23.85                $28.02                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.11(b)               0.06(b)                0.04(b)
Net realized and unrealized gains (losses) on investments             6.80                (4.23)                 (2.02)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        6.91                (4.17)                 (1.98)
                                                                   -------              --------                -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                               (0.04)                     -                      -
                                                                   -------              --------                -------
NET ASSET VALUE, END OF PERIOD                                      $30.72                $23.85                 $28.02
                                                                   =======              ========                =======
TOTAL RETURN                                                        28.99%              (14.88)%                (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.07%                 2.14%                  2.10%
Net expenses(d)                                                      1.98%                 1.98%                  2.10%
Net investment income (loss)(d)                                      0.42%                 0.22%                  0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $21,024               $11,898                $20,089
Portfolio turnover rate(e)                                            726%                1,341%                 1,330%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  65

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP HEALTHCARE

================================================================================

                                                                                                         FOR THE PERIOD
                                                                   FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED                THROUGH
                                                              DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                                      2003                  2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $21.98                $28.43                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.15)(b)             (0.13)(b)              (0.30)(b)
                                                                   -------              --------                -------
Net realized and unrealized gains (losses) on investments             3.98                (6.32)                 (1.27)
                                                                   -------              --------                -------
Total income (loss) from investment activities                        3.83                (6.45)                 (1.57)
                                                                   =======              ========                =======
NET ASSET VALUE, END OF PERIOD                                      $25.81                $21.98                 $28.43

TOTAL RETURN                                                        17.42%              (22.69)%                (5.23)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.04%                 2.14%                  2.06%
Net expenses(d)                                                      1.97%                 1.98%                  2.06%
Net investment income (loss)(d)                                    (0.63)%               (0.54)%                (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $25,286               $14,622                $33,227
Portfolio turnover rate(e)                                            877%                  897%                 1,032%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

66  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INDUSTRIAL

================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $24.05                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.01)(b)             (0.01)(b)
Net realized and unrealized gains (losses) on investments             6.84                (5.94)
                                                                   -------              --------
Total income (loss) from investment activities                        6.83                (5.95)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $30.88                $24.05
                                                                   =======              ========
TOTAL RETURN                                                        28.40%              (19.83)%(c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.25%                 2.65%
Net expenses(d)                                                      1.98%                 1.98%
Net investment income (loss)(d)                                    (0.05)%               (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $11,751                $1,134
Portfolio turnover rate(e)                                          1,997%                  906%(c)

================================================================================
(a)    Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)    Not annualized for periods less than one year.
(d)    Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  67

-------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS
================================================================================

                                                                                   FOR THE PERIOD
                                                                   FOR THE            MAY 1, 2002(a)
                                                                YEAR ENDED                THROUGH
                                                         DECEMBER 31, 2003      DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $25.96                 $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.09)(b)                   -(b),(c)
Net realized and unrealized gains (losses) on investments             1.51(d)              (4.04)
                                                                   -------               --------
Total income (loss) from investment activities                        1.42                 (4.04)
                                                                   -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                   (1.45)                      -
                                                                   -------               --------
NET ASSET VALUE, END OF PERIOD                                      $25.93                 $25.96
                                                                   =======                =======
TOTAL RETURN                                                         5.60%               (13.47)%(e)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)                                                    2.06%                  2.12%
Net expenses(f)                                                      1.98%                  1.98%
Net investment income (loss)(f)                                    (0.33)%                (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $11,851                 $3,414
Portfolio turnover rate(g)                                          2,569%                 1,709%(e)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)  Not annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures ontracts) having a maturity of less than one year.

68  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS

================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $29.44                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.31)(b)            (0.07)(b)
Net realized and unrealized gains (losses) on investments            11.86                (0.49)
                                                                   -------               -------
Total income (loss) from investment activities                       11.55                (0.56)
                                                                   -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.99                $29.44
                                                                   =======               =======
TOTAL RETURN                                                        39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.98%                 1.98%
Net expenses(d)                                                      1.97%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $76,218               $55,639
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  69

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP REAL ESTATE

================================================================================

                                                                                                        FOR THE PERIOD
                                                                   FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                                YEAR ENDED            YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $31.16                $32.72                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses) on investments             9.14                (1.34)                  1.19
                                                                   -------               -------               -------
Total income (loss) from investment activities                       10.23                  0.04                  2.72
                                                                   -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.50)                (1.37)                     -
Return of capital                                                        -                (0.23)                     -
                                                                   -------               -------               -------
Total distributions                                                 (0.50)                (1.60)                     -
                                                                   -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                      $40.89                $31.16                $32.72
                                                                   =======               =======               =======
TOTAL RETURN                                                        33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    2.02%                 2.13%                 1.99%
Net expenses(d)                                                      1.98%                 1.98%                 1.99%
Net investment income (loss)   (d)                                   3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $39,613               $20,920               $39,414
Portfolio turnover rate(e)                                          1,113%                1,163%                  753%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

70  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TECHNOLOGY

================================================================================

                                                                                                       FOR THE PERIOD
                                                                   FOR THE              FOR THE      JANUARY 22, 2001(a)
                                                                YEAR ENDED           YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.66               $17.97                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.20)(b)            (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses) on investments             5.10               (7.07)               (11.69)
                                                                   -------             --------              --------
Total income (loss) from investment activities                        4.90               (7.31)               (12.03)
                                                                   -------             --------              --------
NET ASSET VALUE, END OF PERIOD                                      $15.56               $10.66                $17.97
                                                                   =======             ========              ========
TOTAL RETURN                                                        45.97%             (40.68)%              (40.10)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.93%                2.27%                 2.10%
Net expenses(d)                                                      1.93%                1.98%                 2.10%
Net investment income (loss)(d)                                    (1.47)%              (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $30,631              $15,271               $15,410
Portfolio turnover rate(e)                                            702%               1,208%                2,548%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  71

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS

================================================================================

                                                                                                       FOR THE PERIOD
                                                                  FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                               YEAR ENDED            YEAR ENDED               THROUGH
                                                        DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses) on investments            0.02(c)             (8.06)                (8.15)
                                                                   ------              --------              --------
Total income (loss) from investment activities                       0.33                (8.16)                (8.43)
                                                                   ------              --------              --------
NET ASSET VALUE, END OF PERIOD                                     $13.74                $13.41                $21.57
                                                                   ======              ========              ========
TOTAL RETURN                                                        2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                   2.06%                 2.19%                 2.17%
Net expenses(e)                                                     1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                                     2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $7,488               $16,796                $4,150
Portfolio turnover rate(f)                                         1,508%                1,290%                2,830%(d)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized for periods less than one year.
(e)  Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

72  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $34.12                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments           (0.90)                  4.89
                                                                   -------              --------
Total income (loss) from investment activities                      (0.84)                  5.01
                                                                   -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (0.06)                (0.89)
Net realized gains on investments                                   (3.23)                     -
Return of capital                                                   (1.33)                     -
                                                                   -------              --------
Total distributions                                                 (4.62)                (0.89)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $28.66                $34.12
                                                                   =======              ========
TOTAL RETURN                                                       (2.55)%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.74%                 1.71%
Net expenses(d)                                                      1.73%                 1.71%
Net investment income (loss)(d)                                      0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $36,776              $124,928
Portfolio turnover rate(e)                                            526%                  269%(c)

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  73

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

================================================================================

                                                                                  FOR THE PERIOD
                                                                   FOR THE           MAY 1, 2002(a)
                                                                YEAR ENDED               THROUGH
                                                         DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                        (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments           (0.77)                (5.59)
                                                                   -------              --------
Total income (loss) from investment activities                      (1.00)                (5.68)
                                                                   -------              --------
NET ASSET VALUE, END OF PERIOD                                      $23.32                $24.32
                                                                   =======              ========
TOTAL RETURN                                                       (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                    1.91%                 2.13%
Net expenses(d)                                                      1.91%                 1.98%
Net investment income (loss)(d)                                    (0.94)%               (0.49)%
Supplemental Data:
Net assets, end of period (000's)                                  $74,272                $7,168
Portfolio turnover rate(e)                                               -                     -

================================================================================
(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

74  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET
================================================================================

                                                                                                      FOR THE PERIOD
                                                                   FOR THE              FOR THE     OCTOBER 29, 2001(a)
                                                                YEAR ENDED           YEAR ENDED              THROUGH
                                                         DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.000               $1.000               $1.000
                                                                   -------              -------              -------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.001                0.002                0.001
                                                                   -------              -------              -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                              (0.001)              (0.002)              (0.001)
                                                                   -------              -------              -------
NET ASSET VALUE, END OF PERIOD                                      $1.000               $1.000               $1.000
                                                                   =======              =======              =======
TOTAL RETURN                                                         0.12%                0.21%                0.08%(b)
Ratios to Average Net Assets:
Gross expenses(c)                                                    1.43%                1.51%                1.60%
Net expenses(c)                                                      0.93%                1.32%                1.60%
Net investment income (loss)(c)                                      0.12%                0.22%                0.27%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $45,786              $69,179              $60,980

================================================================================
(a)  Commencement of operations
(b)  Not annualized for periods less than a year.
(c)  Annualized for periods less than a year.

                                                      Financial Highlights >  75

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report. You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

   PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 For Individual Investors Only
   (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

   or visit our website WWW.PROFUNDS.COM

YOU CAN FIND REPORTS AND OTHER INFORMATION ABOUT PROFUNDS ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV), OR YOU CAN GET COPIES OF THIS INFORMATION, AFTER PAYMENT OF A DUPLICATING FEE BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102. INFORMATION ABOUT THE PROFUNDS, INCLUDING THEIR STATEMENT OF ADDITIONAL INFORMATION, CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE PUBLIC REFERENCE ROOM, CALL THE SEC AT 1-202-942-8090.

PROFUNDS AND THE BULL & BEAR DESIGN, PROFUND VP RISING RATES OPPORTUNITY AND INNOVATIONS IN INDEXING ARE TRADEMARKS OF PROFUND ADVISORS LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF PROFUND(TM)]

                                  PROFUNDS(TM)

                           INNOVATIONS IN INDEXING(R)

                                       INVESTMENT COMPANY ACT FILE NO. 811-08239
                                                                       PROVP0504

                                                          [LOGO OF PROFUNDS(TM)]
                                                               PROFUNDS(TM)

                                                      CLASSIC PROFUNDS VP

                                                      LARGE-CAP VALUE
                                                      LARGE-CAP GROWTH
                                                      SMALL-CAP VALUE
                                                      SMALL-CAP GROWTH
                                                      ASIA 30
                                                      EUROPE 30

                                                      SECTOR PROFUNDS VP

                                                      FINANCIAL
                                                      HEALTHCARE
                                                      TECHNOLOGY

                                                      BOND BENCHMARKED
                                                      PROFUNDS VP

                                                      U.S. GOVERNMENT PLUS
                                                      RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------
> PROSPECTUS

  MAY 1, 2004

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank
2

>  TABLE OF CONTENTS

 4      PROFUNDS VP OVERVIEW
 5      PROFUNDS VP STRATEGIES AND RISKS
11      CLASSIC PROFUNDS VP
12         LARGE-CAP VALUE
13         LARGE-CAP GROWTH
14         SMALL-CAP VALUE
15         SMALL-CAP GROWTH
16         ASIA 30
17         EUROPE 30
19      SECTOR PROFUNDS VP
20         FINANCIAL
21         HEALTHCARE
22         TECHNOLOGY
23      BOND BENCHMARKED PROFUNDS VP
24         U.S. GOVERNMENT PLUS
25         RISING RATES OPPORTUNITY
27      GENERAL PROFUNDS VP INFORMATION
31      PROFUNDS MANAGEMENT
33      FINANCIAL HIGHLIGHTS

[LOGO OF PROFUNDS(TM)]
     PROFUNDS(TM)

PROFUNDS VP OVERVIEW

THE PROFUNDS VP DESCRIBED IN THIS PROSPECTUS SEEK TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE AND EXPENSES, THAT CORRESPOND TO THE PERFORMANCE OF A PARTICULAR BENCHMARK.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

===================================================================================================================================
PROFUND VP                INDEX                                DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
===================================================================================================================================
Large-Cap Value           S&P 500/Barra Value Index            Match (100%)           Diverse, widely traded, large-capitalization
Large-Cap Growth          S&P 500/Barra Growth Index           Match (100%)           Diverse, widely traded, large-capitalization
Small-Cap Value           S&P SmallCap 600/Barra Value         Match (100%)           Diverse, small capitalization
                          Index
Small-Cap Growth          S&P SmallCap 600/Barra Growth        Match (100%)           Diverse, small capitalization
                          Index
Asia 30                   ProFunds Asia 30 Index               Match (100%)           Companies whose principal offices are located
                                                                                      in countries of the Asia/Pacific region,
                                                                                      excluding Japan, whose securities are traded
                                                                                      in the U.S.
Europe 30                 ProFunds Europe 30 Index             Match (100%)           Companies whose principal offices are located
                                                                                      in European countries, whose securities are
                                                                                      traded in the U.S.
===================================================================================================================================

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

===================================================================================================================================
PROFUND VP                INDEX                                DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
===================================================================================================================================
Financial                 Dow Jones U.S. Financial             Match (100%)           Securities within the financial sector of
                                                                                      the U.S. equity market
Healthcare                Dow Jones U.S. Healthcare            Match (100%)           Securities within the healthcare sector of
                          Sector Index                                                the U.S. equity market
Technology                Dow Jones U.S. Technology            Match (100%)           Securities within the technology sector of
                          Sector Index                                                the U.S. equity market
===================================================================================================================================

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

===================================================================================================================================
PROFUND VP                SECURITY                             DAILY BENCHMARK        TYPES OF SECURITIES
===================================================================================================================================
U.S. Government Plus      Most recently issued 30-year         125%                   U.S. Treasury securities
                          U.S. Treasury Bond
Rising Rates Opportunity  Most recently issued 30-year         125% of the Inverse    U.S. Treasury securities
                          U.S. Treasury Bond
===================================================================================================================================

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. ProFunds VP utilize the performance of a stock index, security or a multiple or inverse mulitple thereof as their benchmark. For example, PROFUND VP LARGE-CAP VALUE has a daily benchmark of matching the daily return of the S&P 500/Barra Value Index.

4  < ProFunds VP Overview

                       ---------------------------------------------------------
                       >  PROFUNDS VP STRATEGIES AND RISKS
                       ---------------------------------------------------------

                       "In seeking to achieve its investment objective, each ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark."

                                           ProFunds VP Strategies and Risks >  5

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance, the inverse of the daily performance, a multiple of the daily performance or a multiple of the inverse of the daily performance of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective:, each ProFund VP:

  > takes positions in securities and other financial instruments that ProFund
    Advisors believes should simulate the movement of its benchmark;

  > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

  > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

  > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

  > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

  > may substitute a different index or security for the index or security underlying its benchmark;

  > does not take temporary defensive positions; and

  > does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, all LARGE-CAP and SMALL-CAP PROFUNDS VP, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve

6  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each BOND BENCHMARKED PROFUND VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

DEBT INSTRUMENT RISK (ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices such as PROFUND VP U.S. GOVERNMENT PLUS.

EQUITY RISK (All Classic and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30 and ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange inshares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30 and ProFund VP Europe 30). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Large-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

LEVERAGE RISK (Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than PROFUND VP RISING RATES OPPORTUNITY, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the security underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities

                                           ProFunds VP Strategies and Risks >  7

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth and ProFund VP Asia 30). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

VALUE INVESTING RISK (ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

  > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

  > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
    Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

    o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

  > EQUITY SECURITIES are securities that include common stock, . preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

  > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

  > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

  > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

  > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain

8  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective is to       Fund B: A fund whose objective is to
seek daily investment results, before      seek daily investment results, before
fees and expenses, that correspond         fees and expenses, that correspond to
to the daily performance of an             twice (200%) the daily performance of
index.                                     an index.

On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

> LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

> MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

> ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

> REPURCHASE AGREEMENTS A contract in which the seller of securities, usually
  U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

> SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

> SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

> STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

> SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                           ProFunds VP Strategies and Risks >  9

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

                              --------------------------------------------------
                              > CLASSIC PROFUNDS VP
                              --------------------------------------------------

                                                                         DAILY
PROFUND VP                   INDEX                                     BENCHMARK
----------------------------------------------------------------------------------
LARGE-CAP VALUE              S&P 500/Barra Value Index                Match (100%)
LARGE-CAP GROWTH             S&P 500/Barra Growth Index               Match (100%)
SMALL-CAP VALUE              S&P SmallCap 600/Barra Value Index       Match (100%)
SMALL-CAP GROWTH             S&P SmallCap 600/Barra Growth Index      Match (100%)
ASIA 30                      ProFunds Asia 30 Index                   Match (100%)
EUROPE 30                    ProFunds Europe 30 Index                 Match (100%)

                                                       Classic ProFunds VP >  11

--------------------------------------------------------------------------------
>  PROFUND VP LARGE-CAP VALUE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP LARGE-CAP VALUE may use sampling techniques in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK AND VALUE INVESTING RISK.

For more information on PROFUND VP LARGE-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

PROFUND VP LARGE-CAP VALUE has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                                 0.75%
DISTRIBUTION (12b-1) FEES                                                0.25%
OTHER EXPENSES**                                                         0.85%
                                                                         -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                  1.85%

 * The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                               1 YEAR    3 YEARS
--------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE                                     $188      $582

12  < ProFund VP Large-Cap Value

--------------------------------------------------------------------------------
>  PROFUND VP LARGE-CAP GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP LARGE-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP LARGE-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

PROFUND VP LARGE-CAP GROWTH has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                                0.75%
DISTRIBUTION (12b-1) FEES                                               0.25%
OTHER EXPENSES**                                                        0.85%
                                                                        -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                 1.85%

 * The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                 1 YEAR                  3 YEARS
--------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH                      $188                    $582

                                               ProFund VP Large-Cap Growth >  13

--------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP VALUE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and VALUE INVESTING RISK.
For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP VALUE for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by comparing average annual total returns of PROFUND VP SMALL-CAP VALUE to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                  34.68%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS            ONE        SINCE           INCEPTION
As of December 31, 2003                 YEAR       INCEPTION       DATE
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE              34.68%     -2.07%          05/01/02
--------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA VALUE INDEX (1)  40.06%      2.56%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                              0.75%
DISTRIBUTION (12b-1) FEES                                             0.25%
OTHER EXPENSES                                                        1.08%
                                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                               2.08%
FEE WAIVERS/REIMBURSEMENTS**                                         -0.10%
                                                                     ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                           1.98%

 * The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE           $201         $642          $1,109        $2,402

14  < ProFund VP Small-Cap Value

--------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA GROWTH INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use sampling techniques in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK and GROWTH INVESTING RISK. For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP SMALL-CAP GROWTH for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by comparing average annual total returns of PROFUND VP SMALL-CAP GROWTH to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                34.32%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE          INCEPTION
As of December 31, 2003                     YEAR       INCEPTION      DATE
--------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH                 34.32%     2.67%          05/01/02
--------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX (1)     37.32%     6.08%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                            0.75%
DISTRIBUTION (12b-1) FEES                                           0.25%
OTHER EXPENSES                                                      1.00%
                                                                   ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             2.00%
FEE WAIVERS/REIMBURSEMENTS**                                       -0.02%
                                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                         1.98%

 * The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH           $201        $626         $1,076       $2,326

                                               ProFund VP Small-Cap Growth >  15

--------------------------------------------------------------------------------
>  PROFUND VP ASIA 30
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY
RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP ASIA 30 for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ASIA 30 by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                         64.92%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.46% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                    ONE        SINCE       INCEPTION
As of December 31, 2003                         YEAR       INCEPTION   DATE
--------------------------------------------------------------------------------
PROFUND VP ASIA 30                              64.92%     16.62%      05/01/02
--------------------------------------------------------------------------------
PROFUNDS ASIA 30 INDEX (1)                      65.94%     19.10%      05/01/02
MSCI AC ASIA PACIFIC FREE
  EXCLUDING JAPAN INDEX (2)                     49.07%     16.76%      05/01/02

(1) Reflects no deduction for fees or expenses. Does not reflect the reinvestment of dividends paid by companies in the index.
(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                                0.75%
DISTRIBUTION (12b-1) FEES                                               0.25%
OTHER EXPENSES                                                          0.93%
                                                                        -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                 1.93%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                        1 YEAR    3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------
PROFUND VP ASIA 30                       $196      $606        $1,042      $2,254

16  < ProFund VP Asia 30

--------------------------------------------------------------------------------
>  PROFUND VP EUROPE 30
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK. For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

2000                                    -12.75%
2001                                    -24.14%
2002                                    -25.76%
2003                                     38.73%

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended
December 31, 2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                    ONE       SINCE        INCEPTION
As of December 31, 2003                         YEAR      INCEPTION    DATE
--------------------------------------------------------------------------------
PROFUND VP EUROPE 30                            38.73%    -4.16%       10/18/99
--------------------------------------------------------------------------------
DOW JONES STOXX 50 INDEX (1)                    37.19%    -0.13%       10/18/99
PROFUNDS EUROPE 30 INDEX (2)                    38.45%    -4.46%       10/18/99

(1) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

(2) Reflects no deduction for fees or expenses. Does not reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)

--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                            0.75%
DISTRIBUTION (12b-1) FEES                                           0.25%
OTHER EXPENSES                                                      0.91%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR    3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------
PROFUND VP EUROPE 30                     $194      $600        $1,032     $2,233

                                                      ProFund VP Europe 30 >  17

                       This Page Intentionally Left Blank

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors with perceived above-average growth potential.

> actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

> want to gain investment exposure to a particular economic sector of the U.S.
  or global economy.

                              --------------------------------------------------
                              > SECTOR PROFUNDS VP
                              --------------------------------------------------

                                                                         DAILY
PROFUND VP             INDEX                                           BENCHMARK
--------------------------------------------------------------------------------
FINANCIAL              Dow Jones U.S. Financial Sector Index             100%
HEALTHCARE             Dow Jones U.S. Healthcare Sector Index            100%
TECHNOLOGY             Dow Jones U.S. Technology Sector Index            100%

                                                        Sector ProFunds VP >  19

--------------------------------------------------------------------------------
>  PROFUND VP FINANCIAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIAL SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIAL invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIAL SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIAL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIAL will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIAL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIAL is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIAL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIAL by showing the variability of PROFUND VP FINANCIAL returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIAL to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIAL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                    -14.88%
2003                                     28.99%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIAL for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                       ONE     SINCE       INCEPTION
As of December 31, 2003                            YEAR    INCEPTION   DATE
--------------------------------------------------------------------------------
PROFUND VP FINANCIAL                              28.99%   0.86%       01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                                 28.68%  -4.70%       01/22/01
--------------------------------------------------------------------------------
DOW JONES U.S. FINANCIAL SECTOR INDEX (1)         32.23%   3.94%       01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIAL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                                0.75%
DISTRIBUTION (12b-1) FEES                                               0.25%
OTHER EXPENSES                                                          1.07%
                                                                       ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                                 2.07%
FEE WAIVERS/REIMBURSEMENTS**                                           -0.09%
                                                                       ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                             1.98%

 * The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIAL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                        1 YEAR    3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
PROFUND VP FINANCIAL                     $201      $640       $1,105      $2,393

20  < ProFund VP Financial

--------------------------------------------------------------------------------
>  PROFUND VP HEALTHCARE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTHCARE SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTHCARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTHCARE SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTHCARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTHCARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTHCARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTHCARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.
For more information on PROFUND VP HEALTHCARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTHCARE by showing the variability of PROFUND VP HEALTHCARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTHCARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTHCARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                   -22.69%
2003                                    17.42%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTHCARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                        ONE     SINCE      INCEPTION
As of December 31, 2003                             YEAR    INCEPTION  DATE
--------------------------------------------------------------------------------
PROFUND VP HEALTHCARE                               17.42%  -4.99%     01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                                   28.68%  -4.70%     01/22/01
DOW JONES U.S. HEALTHCARE SECTOR INDEX (1)          19.43%  -3.01%     01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTHCARE.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)

--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                             0.75%
DISTRIBUTION (12b-1) FEES                                            0.25%
OTHER EXPENSES                                                       1.04%
                                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              2.04%
FEE WAIVERS/REIMBURSEMENTS**                                        -0.06%
                                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                          1.98%

 * The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTHCARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
PROFUND VP HEALTHCARE               $201         $634          $1,093        $2,364

                                                     ProFund VP Healthcare >  21

--------------------------------------------------------------------------------
>  PROFUND VP TECHNOLOGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in bold, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                                       -40.68%
2003                                        45.97%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                        ONE     SINCE      INCEPTION
As of December 31, 2003                             YEAR    INCEPTION  DATE
--------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY                               45.97%  -20.01%    01/22/01
--------------------------------------------------------------------------------
S&P 500 INDEX (1)                                   28.68%   -4.70%    01/22/01
DOW JONES U.S. TECHNOLOGY
  SECTOR INDEX (1)                                  51.04%  -17.43%    01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                                         0.75%
DISTRIBUTION (12b-1) FEES                                        0.25%
OTHER EXPENSES                                                   0.93%
                                                                 -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          1.93%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR        3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY             $196           $606          $1,042        $2,254

22  < ProFund VP Technology

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                         -------------------------------------------------------
                         > BOND BENCHMARKED PROFUNDS VP
                         -------------------------------------------------------

                                                                      DAILY
PROFUND VP               SECURITY                                   BENCHMARK
--------------------------------------------------------------------------------
U.S. GOVERNMENT PLUS     Most recently issued 30-year U.S.              125%
                         Treasury Bond
RISING RATES             Most recently issued 30-year U.S.     125% of the Inverse
OPPORTUNITY              Treasury Bond

                                              Bond Benchmarked ProFunds VP >  23

--------------------------------------------------------------------------------
>  PROFUND VP U.S. GOVERNMENT PLUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK. For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP U.S. GOVERNMENT PLUS for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                 -2.55%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT PLUS for one quarter was 6.19% (quarter ended June 30, 2003) and the lowest return was -5.10% (quarter ended
September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                     ONE       SINCE       INCEPTION
As of December 31, 2003                          YEAR      INCEPTION   DATE
--------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS                  -2.55%    8.13%       05/01/02
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY:
      LONG-TERM TOTAL RETURN INDEX (1)            2.20%    9.40%       05/01/02
--------------------------------------------------------------------------------
MOST RECENTLY ISSUED LONG BOND (2)                0.77%    9.71%       05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                             0.50%
DISTRIBUTION (12b-1) FEES                            0.25%
OTHER EXPENSES                                       0.99%
                                                    ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.74%
FEE WAIVERS/REIMBURSEMENTS**                        -0.01%
                                                    ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES          1.73%

 * The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS       $176        $547         $943         $2,051

24  < ProFund VP U.S. Government Plus

--------------------------------------------------------------------------------
>  PROFUND VP RISING RATES OPPORTUNITY(R)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES (as OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP RISING RATES OPPORTUNITY for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                                     -4.11%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 3.14% (quarter ended September 30, 2003) and the lowest return was -7.09% (quarter ended June 30,
2003).

AVERAGE ANNUAL TOTAL RETURNS                       ONE     SINCE       INCEPTION
As of December 31, 2003                            YEAR    INCEPTION   DATE
--------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY                -4.11%  -14.01%     05/01/02
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY:
      LONG-TERM TOTAL RETURN INDEX (1)              2.20%    9.40%     05/01/02
--------------------------------------------------------------------------------
MOST RECENTLY ISSUED LONG BOND (2)                  0.77%    9.71%     05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses..

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)

--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEES                             0.75%
DISTRIBUTION (12b-1) FEES                            0.25%
OTHER EXPENSES                                       0.91%
                                                     -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
PROFUND VP RISING RATESOPPORTUNITY      $194      $600       $1,032     $2,233

                                    ProFund VP Rising Rates Opportunity(R) >  25

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------
                       >  GENERAL PROFUNDS VP INFORMATION
                       ---------------------------------------------------------

                       "The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

                                           General ProFunds VP Information >  27

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains, if any, as follows:


                                                       CAPITAL
                                     DIVIDENDS          GAINS
    PROFUND NAME                --------------------------------
                                ACCRUED      PAID       PAID
----------------------------------------------------------------
VP U.S. GOVERNMENT PLUS         Daily       Monthly    Annually*
----------------------------------------------------------------
ALL OTHER PROFUNDS VP           Annually    Annually   Annually
----------------------------------------------------------------

* PROFUND VP U.S. GOVERNMENT PLUS reserves the right to include in a dividend any short-term capital gains on securities that it sells.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate

28  < General ProFunds VP Information

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares. Furthermore, ProFund Advisors may pay for services related to the advisability of using ProFunds VP as funding vehicles for variable contracts.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500/BARRA VALUE INDEX is a marketcapitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book as determined before each semiannual rebalance date. As of March 31, 2004, the S&P 500/Barra Value Index included 339 companies with capitalizations between $925.3 million and $272.7 billion.

The S&P 500/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P 500/Barra Growth Index included 161 companies with capitalizations between $1.2 billion and $307.6 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Value Index included 371 companies with capitalizations between $62.5 million and $2.3 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Growth Index included 229 companies with capitalizations between $89.8 million and $2.9 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located

                                           General ProFunds VP Information >  29

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Asia 30 Index included companies with capitalizations between $295.6 million and $88.6 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Europe 30 Index included companies with capitalizations between $2.7 billion and $99.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The DOW JONES U.S. FINANCIAL SECTOR INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2004, the average capitalizationof the Index was approximately $8.4 billion.

The DOW JONES U.S. HEALTHCARE SECTOR INDEX measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2004, the average capitalization of the Index was approximately $8.9 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2004, the average capitalization of the Index was approximately $7.2 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
"S&P 500/Barra Value Index," "S&P 500/Barra Growth Index,""S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P SmallCap 600/BarraGrowth Index," and
"S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones" and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

  > Sponsor, endorse, sell or promote the SECTOR PROFUNDS VP (together, the "ProFunds VP").

  > Recommend that any person invest in the ProFunds VP or any other securities.

  > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

  > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

  > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

  > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

  > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

  > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

30  < General ProFunds VP Information

                             ---------------------------------------------------
                             >  PROFUNDS MANAGEMENT
                             ---------------------------------------------------

                             "The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for the day-to-day operations of the ProFunds."

                                                       ProFunds Management >  31

--------------------------------------------------------------------------------
>  PROFUNDS MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

--------------------------------------------------------------------------------
SMALL-CAP VALUE                                0.67%
SMALL-CAP GROWTH                               0.73%
ASIA 30                                        0.75%
EUROPE 30                                      0.75%
FINANCIAL                                      0.67%
HEALTHCARE                                     0.70%
TECHNOLOGY                                     0.75%
U.S. GOVERNMENT PLUS                           0.49%
RISING RATES OPPORTUNITY                       0.75%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
SMALL-CAP VALUE                                0.13%
SMALL-CAP GROWTH                               0.15%
ASIA 30                                        0.15%
EUROPE 30                                      0.15%
FINANCIAL                                      0.13%
HEALTHCARE                                     0.14%
TECHNOLOGY                                     0.15%
U.S. GOVERNMENT PLUS                           0.15%
RISING RATES OPPORTUNITY                       0.15%

32  < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

No information is presented for PROFUND VP LARGE-CAP VALUE and PROFUND VP LARGE-CAP GROWTH as these ProFunds VP were not open for investment as of December 31, 2003.

The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is available upon request.

                             ---------------------------------------------------
                             > FINANCIAL HIGHLIGHTS
                             ---------------------------------------------------

                                                      Financial Highlights >  33

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP SMALL-CAP VALUE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                    FOR THE                         MAY 1, 2002(a)
                                                                                 YEAR ENDED                             THROUGH
                                                                          DECEMBER 31, 2003                   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                               $  21.51                          $    30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.22)(b)                           (0.09)(b)
Net realized and unrealized gains (losses) on investments                              7.68                              (8.40)
                                                                                   --------                          ----------
Total income (loss) from investment activities                                         7.46                              (8.49)
                                                                                   --------                          ----------
NET ASSET VALUE, END OF PERIOD                                                     $  28.97                          $    21.51
                                                                                   ========                          ==========
TOTAL RETURN                                                                         34.68%                            (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                     2.08%                               2.45%
Net expenses(d)                                                                       1.98%                               1.98%
Net investment income (loss)(d)                                                     (0.87)%                             (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                  $147,174                          $   29,165
Portfolio turnover rate(e)                                                             906%                              1,253%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

34  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP SMALL-CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                    FOR THE                         MAY 1, 2002(a)
                                                                                 YEAR ENDED                             THROUGH
                                                                          DECEMBER 31, 2003                   DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                               $  23.34                          $    30.00

INVESTMENT ACTIVITIES:
Net investment income/(loss)                                                          (0.37)(b)                          (0.21)(b)
Net realized and unrealized gains (losses) on investments                              8.38                              (6.45)
                                                                                   --------                          ----------
Total income (loss) from investment activities                                         8.01                              (6.66)
                                                                                   --------                          ----------
NET ASSET VALUE, END OF PERIOD                                                     $  31.35                          $    23.34
                                                                                   ========                          ==========
TOTAL RETURN                                                                         34.32%                            (22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                     2.00%                               2.20%
Net expenses(d)                                                                       1.98%                               1.98%
Net investment income (loss)(d)                                                     (1.36)%                             (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                  $153,401                          $   23,968
Portfolio turnover rate(e)                                                             785%                              1,260%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  35

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP ASIA 30

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                                                    FOR THE                           MAY 1, 2002(a)
                                                                                 YEAR ENDED                               THROUGH
                                                                          DECEMBER 31, 2003                     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                $ 23.51                             $   30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                           0.17(b)                               0.06(b)
Net realized and unrealized gains (losses) on investments                             15.09                                (6.55)
                                                                                    -------                             ---------
Total income (loss) from investment activities                                        15.26                                (6.49)
                                                                                    -------                             ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                (0.01)                                     -
                                                                                    -------                             ---------
NET ASSET VALUE, END OF PERIOD                                                      $ 38.76                             $   23.51
                                                                                    =======                             =========
TOTAL RETURN                                                                         64.92%                              (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                     1.93%                                 2.03%
Net expenses(d)                                                                       1.93%                                 1.98%
Net invesment income (loss)(d)                                                        0.54%                                 0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                   $49,138                             $  18,576
Portfolio turnover rate(e)                                                             831%                                1,321%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

36  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP EUROPE 30

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                  FOR THE         FOR THE         FOR THE         FOR THE       OCTOBER 18, 1999(a)
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED                THROUGH
                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,           DECEMBER 31,
                                                     2003            2002            2001            2000                   1999
NET ASSET VALUE, BEGINNING OF PERIOD             $  18.01       $   24.26       $   31.98       $   36.82               $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                         0.05(b)         0.07(b)       (0.04)(b)         0.09(b)              (0.04)
Net realized and unrealized gains (losses)           6.92          (6.32)          (7.68)          (4.79)                   6.86
 on investments
                                                 --------       ---------       ---------       ---------               --------
Total income (loss) from investment
 activities                                          6.97          (6.25)          (7.72)          (4.70)                   6.82
                                                 --------       ---------       ---------       ---------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                              (0.02)               -               -               -                      -
Net realized gains on investments                       -               -               -          (0.14)                      -
                                                 --------       ---------       ---------       ---------               --------
Total distributions                                (0.02)               -               -          (0.14)                      -
                                                 --------       ---------       ---------       ---------               --------
NET ASSET VALUE, END OF PERIOD                   $  24.96       $   18.01       $   24.26       $   31.98               $  36.82
                                                 ========       =========       =========       =========               ========
TOTAL RETURN                                       38.73%        (25.76)%        (24.14)%        (12.75)%                 22.73%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                   1.91%           2.03%           1.89%           1.65%                  2.39%
Net expenses(d)                                     1.91%           1.98%           1.89%           1.65%                  1.78%
Net investment income (loss)(d)                     0.25%           0.33%         (0.14)%           0.26%                (1.00)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $142,019       $  33,119       $  52,253       $  25,004               $  3,262
Portfolio turnover rate(e)                           376%          1,280%          1,002%          1,434%                   100%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  37

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP FINANCIAL

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FOR THE PERIOD
                                                                        FOR THE               FOR THE         JANUARY 22, 2001(a)
                                                                     YEAR ENDED            YEAR ENDED                  THROUGH
                                                                   DECEMBER 31,          DECEMBER 31,             DECEMBER 31,
                                                                           2003                  2002                     2001
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 23.85             $   28.02                 $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                               0.11(b)               0.06(b)                  0.04(b)
Net realized and unrealized gains (losses) on investments                  6.80                (4.23)                   (2.02)
                                                                        -------             ---------                 --------
Total income (loss) from investment activities                             6.91                (4.17)                   (1.98)
                                                                        -------             ---------                 --------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                                    (0.04)                     -                        -
                                                                        -------             ---------                 --------
NET ASSET VALUE, END OF PERIOD                                          $ 30.72             $   23.85                 $  28.02
                                                                        =======             =========                 ========
TOTAL RETURN                                                             28.99%              (14.88)%                  (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                         2.07%                 2.14%                    2.10%
Net expenses(d)                                                           1.98%                 1.98%                    2.10%
Net investment income (loss)(d)                                           0.42%                 0.22%                    0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $21,024             $  11,898                 $ 20,089
Portfolio turnover rate(e)                                                 726%                1,341%                   1,330%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

38  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP HEALTHCARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FOR THE PERIOD
                                                                        FOR THE                FOR THE        JANUARY 22, 2001(a)
                                                                     YEAR ENDED             YEAR ENDED                 THROUGH
                                                                   DECEMBER 31,           DECEMBER 31,            DECEMBER 31,
                                                                           2003                   2002                    2001
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  21.98              $   28.43                $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                             (0.15)(b)              (0.13)(b)               (0.30)(b)
Net realized and unrealized gains (losses) on investments                  3.98                 (6.32)                  (1.27)
                                                                       --------              ---------                --------
Total income (loss) from investment activities                             3.83                 (6.45)                  (1.57)
                                                                       --------              ---------                --------
NET ASSET VALUE, END OF PERIOD                                         $  25.81              $   21.98                $  28.43
                                                                       ========              =========                ========
TOTAL RETURN                                                             17.42%               (22.69)%                 (5.23)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                         2.04%                  2.14%                   2.06%
Net expenses(d)                                                           1.97%                  1.98%                   2.06%
Net investment income (loss)(d)                                         (0.63)%                (0.54)%                 (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $ 25,286              $  14,622                $ 33,227
Portfolio turnover rate(e)                                                 877%                   897%                  1,032%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  39

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP TECHNOLOGY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                                        FOR THE                FOR THE       JANUARY 22, 2001(a)
                                                                     YEAR ENDED             YEAR ENDED                THROUGH
                                                                   DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                                                           2003                   2002                   2001
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  10.66              $   17.97               $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                             (0.20)(b)              (0.24)(b)              (0.34)(b)
Net realized and unrealized gains (losses) on investments                  5.10                 (7.07)                (11.69)
                                                                       --------              ---------               ---------
Total income (loss) from investment activities                             4.90                 (7.31)                (12.03)
                                                                       --------              ---------               ---------
NET ASSET VALUE, END OF PERIOD                                         $  15.56              $   10.66               $  17.97
                                                                       ========              =========               =========

TOTAL RETURN                                                             45.97%               (40.68)%               (40.10)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                         1.93%                  2.27%                  2.10%
Net expenses(d)                                                           1.93%                  1.98%                  2.10%
Net investment income (loss)(d)                                         (1.47)%                (1.77)%                (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $ 30,631              $  15,271                $15,410
Portfolio turnover rate(e)                                                 702%                 1,208%                 2,548%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

40  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP U.S. GOVERNMENT PLUS

                                                                                                                FOR THE PERIOD
                                                                                               FOR THE          MAY 1, 2002(a)
                                                                                            YEAR ENDED                 THROUGH
                                                                                          DECEMBER 31,            DECEMBER 31,
                                                                                                  2003                    2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $   34.12                $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                      0.06(b)                 0.12(b)
Net realized and unrealized gains (losses) on investments                                       (0.90)                    4.89
                                                                                             ---------                --------
Total income (loss) from investment activities                                                  (0.84)                    5.01
                                                                                             ---------                --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                           (0.06)                  (0.89)
Net realized gains on investments                                                               (3.23)                       -
Return of capital                                                                               (1.33)                       -
                                                                                             ---------                --------
Total distributions                                                                             (4.62)                  (0.89)
                                                                                             ---------                --------
NET ASSET VALUE, END OF PERIOD                                                               $   28.66                  $34.12
                                                                                             =========                ========

TOTAL RETURN                                                                                   (2.55)%                  16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                1.74%                   1.71%
Net expenses(d)                                                                                  1.73%                   1.71%
Net investment income (loss)(d)                                                                  0.18%                   0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                            $  36,776                $124,928
Portfolio turnover rate(e)                                                                        526%                    269%(c)
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  41

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PROFUND VP RISING RATES OPPORTUNITY

                                                                                                                FOR THE PERIOD
                                                                                               FOR THE          MAY 1, 2002(a)
                                                                                            YEAR ENDED                 THROUGH
                                                                                          DECEMBER 31,            DECEMBER 31,
                                                                                                  2003                    2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $   24.32                $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                    (0.23)(b)               (0.09)(b)
Net realized and unrealized gains (losses) on investments                                       (0.77)                  (5.59)
                                                                                             ---------                --------
Total income (loss) from investment activities                                                  (1.00)                  (5.68)
                                                                                             ---------                --------
NET ASSET VALUE, END OF PERIOD                                                               $   23.32                $  24.32
                                                                                             =========                ========

TOTAL RETURN                                                                                   (4.11)%                (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                                1.91%                   2.13%
Net expenses(d)                                                                                  1.91%                   1.98%
Net investment income (loss)(d)                                                                (0.94)%                 (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                            $  74,272                $  7,168
Portfolio turnover rate(e)                                                                           -                       -
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

42  < Financial Highlights

                       This Page Intentionally Left Blank

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

   PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 For Individual Investors Only
   (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

   or visit our website WWW.PROFUNDS.COM

YOU CAN FIND REPORTS AND OTHER INFORMATION ABOUT PROFUNDS ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV), OR YOU CAN GET COPIES OF THIS INFORMATION, AFTER PAYMENT OF A DUPLICATING FEE BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102. INFORMATION ABOUT THE PROFUNDS, INCLUDING THEIR STATEMENT OF ADDITIONAL INFORMATION, CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE PUBLIC REFERENCE ROOM, CALL THE SEC AT 1-202-942-8090.

PROFUNDS AND THE BULL & BEAR DESIGN, PROFUND VP RISING RATES OPPORTUNITY AND INNOVATIONS IN INDEXING ARE TRADEMARKS OF PROFUND ADVISORS LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                               [LOGO OF PROFUNDS(TM)]
                                  PROFUNDS(TM)

                           INNOVATIONS IN INDEXING(R)

                                       INVESTMENT COMPANY ACT FILE NO. 811-08239
                                                                       PROVP0504

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

PROFUND VP MONEY MARKET

Prospectus

May 1, 2004

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ProFunds

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TABLE OF CONTENTS

PROFUNDS VP OVERVIEW                        3

STRATEGIES AND RISKS                        4

ULTRA PROFUNDS VP                          10
UltraBull                                  11
UltraMid-Cap                               12
UltraSmall-Cap                             15
UltraOTC                                   17

INVERSE PROFUNDS VP                        19
Bear                                       20
Short Small-Cap                            21
Short OTC                                  23

PROFUND VP MONEY MARKET                    25

GENERAL PROFUNDS VP INFORMATION            28

PROFUNDS MANAGEMENT                        32

FINANCIAL HIGHLIGHTS                       35

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PROFUNDS VP OVERVIEW

Except for PROFUND VP MONEY MARKET, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

ULTRA PROFUNDS VP: Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily performance of an index.

PROFUND VP              INDEX                        DAILY BENCHMARK             TYPES OF COMPANIES IN INDEX
UltraBull               S&P 500 Index                Double (200%)               Diverse, widely traded, large capitalization
UltraMid-Cap            S&P MidCap 400 Index         Double (200%)               Diverse, widely traded, mid-capitalization
UltraSmall-Cap          Russell 2000 Index           Double (200%)               Diverse, small capitalization
UltraOTC                NASDAQ-100 Index             Double (200%)               Large capitalization, non-financial
                                                                                 companies listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP: Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) or double (200%) the inverse (opposite) of the daily performance of an index.

PROFUND VP              INDEX                        DAILY BENCHMARK             TYPES OF COMPANIES IN INDEX
Bear                    S&P 500 Index                100% of the Inverse         Diverse, widely traded, large capitalization
Short Small-Cap         Russell 2000 Index           100% of the Inverse         Diverse, small capitalization
Short OTC               NASDAQ-100 Index             100% of the Inverse         Large capitalization, non-financial
                                                                                 companies listed on The NASDAQ Stock Market

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

-----------------------
(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. Non-money market ProFunds VP utilize the performance of a multiple of a stock index or the performance of the inverse of the stock index as their benchmark. For example, PROFUND VP ULTRABULL has a daily benchmark of twice the daily return of the S&P 500 Index(R).

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PROFUNDS VP STRATEGIES AND RISKS

"In seeking to achieve its investment objective, each non-money market ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark."

                                        4
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PROFUNDS VP STRATEGIES AND RISKS

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except ProFund VP Money Market, which is described later in this prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as a multiple of the daily performance, or the inverse of the daily performance, of an index. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each non-money market ProFund
VP:

   > takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

   > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

   > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

   > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

   > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

   > may substitute a different index or security for the index or security underlying its benchmark;

   >  does not take temporary defensive positions; and

   > does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, PROFUND VP ULTRAMID-CAP, PROFUND VP ULTRASMALL-CAP, PROFUND VP ULTRAOTC, PROFUND VP SHORT SMALL-CAP and PROFUND VP SHORT OTC seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

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

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of PROFUND VP SHORT SMALL-CAP and PROFUND VP SHORT OTC is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each ULTRA and INVERSE PROFUND VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

DEBT INSTRUMENT RISK (ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk.

EQUITY RISK (All Ultra and Inverse ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

INTEREST RATE RISK (ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP). Shareholders in the INVERSE PROFUNDS VP should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

LEVERAGE RISK (Ultra ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the INVERSE PROFUNDS VP and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the INVERSE PROFUNDS VP should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP UltraSmall-Cap and ProFund VP ShortSmall-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK ProFund VP UltraOTC and ProFund VP Short OTC). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

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VOLATILITY RISK (Ultra ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

   > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

   > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

   > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

      o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

      o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

      o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

   > EQUITY SECURITIES are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

   > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt o money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

   > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

   > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

   > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

      Let's say, hypothecially, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

      Fund A: A fund whose objective is to     Fund B: A fund whose objective is
      seek daily investment results, before    to seek daily investment results,
      fees and expenses, that correspond to    before fees and expenses, that
      the daily performance of an              correspond to twice (200%) the
      index.                                   daily performance of an index.

      On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

   > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

   > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

   > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

   > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

   > REPURCHASE AGREEMENTS A contract in which the seller of securities, usually U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

   > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

   > SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

   > STRUCTURED NOTE A debt obligation which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

   > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

   > U.S. GOVERNMENT SECURITIES are issued U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

ULTRA PROFUNDS VP

PROFUND VP             INDEX                               DAILY BENCHMARK
UltraBull              S&P 500 Index                       Double (200%)
UltraMid-Cap           S&P MidCap 400 Index                Double (200%)
UltraSmall-Cap         Russell 2000 Index                  Double (200%)
UltraOTC               NASDAQ-100 Index                    Double (200%)

ULTRA PROFUNDS VP may be appropriate for investors who:

   > believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

   > are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

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

PROFUND VP ULTRABULL

INVESTMENT OBJECTIVE. PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE. The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002        -36.11%
2003         52.93%

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                           ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2003
ProFund VP UltraBull                                   52.93%         -9.75%                 01/22/01
----------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                       28.68%         -4.70%                 01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.07%
                                                          -----------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              2.07%
Fee Waivers/Reimbursements**                                        -0.09%
                                                          -----------------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------------
PROFUND VP ULTRABULL            $201          $640            $1,105           $2,393

PROFUND VP ULTRAMID-CAP

INVESTMENT OBJECTIVE. PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE. The bar chart below shows the performance of PROFUND VP ULTRAMID-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003            70.09%

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                           ONE YEAR        SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2003
ProFund VP UltraMid-Cap                                70.09%         -1.08%                  05/01/02
-----------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index (1)                               35.62%          5.16%                  05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.08%
                                                          -----------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              2.08%
Fee Waivers/Reimbursements**                                        -0.10%
                                                          -----------------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP         $201          $642            $1,109           $2,402

PROFUND VP ULTRASMALL-CAP

INVESTMENT OBJECTIVE. PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE. The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2000              -22.14%
2001               -7.61%
2002              -42.61%
2003               99.45%

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                           ONE YEAR        SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2003
ProFund VP UltraSmall-Cap                              99.45%         -0.29%                  10/18/99
------------------------------------------------------------------------------------------------------------
Russell 2000 Index(1)                                  47.29%          9.16%                  10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.00%
                                                          -----------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              2.00%
Fee Waivers/Reimbursements**                                        -0.02%
                                                          -----------------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP       $201          $626            $1,076           $2,326

PROFUND VP ULTRAOTC

INVESTMENT OBJECTIVE. PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND Performance. The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2000            -73.37%
2001            -68.72%
2002            -68.94%
2003            102.67%

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS                          ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2003
ProFund VP UltraOTC                                   102.67%       -39.15%                 10/18/99
------------------------------------------------------------------------------------------------------------
NASDAQ-100 Index(1)                                    49.49%       -10.60%                 10/18/99

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.97%
                                                          -----------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              1.97%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year     Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------------
PROFUND VP ULTRAOTC             $200            $618           $1,062          $2,296

INVERSE PROFUNDS VP

PROFUND VP             INDEX                        DAILY BENCHMARK
Bear                   S&P 500 Index                100% of the Inverse
Short Small-Cap        Russell 2000 Index           100% of the Inverse
Short OTC              NASDAQ-100 Index             100% of the Inverse

INVERSE PROFUNDS VP may be appropriate for investors who:

   > expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

   > are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

PROFUND VP BEAR

INVESTMENT OBJECTIVE. PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE. The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002             20.82%
2003            -24.59%

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                            ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2003
ProFund VP Bear                                        -24.59%         2.17%                  01/22/01
------------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                        28.68%        -4.70%                  01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.98%
                                                          -----------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              One Year     Three Years      Five Years      Ten Years
--------------------------------------------------------------------------------------
PROFUND VP BEAR                   $201            $621          $1,068         $2,306

PROFUND VP SHORT SMALL-CAP

INVESTMENT OBJECTIVE. PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE. The bar chart below shows the performance of PROFUND VP SHORT SMALL-CAP for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003          -34.52%

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 4.00% (quarter ended March 31,
2003) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                            ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2003
ProFund VP Short Small-Cap                             -34.52%        -29.65%                 09/03/02
------------------------------------------------------------------------------------------------------------
Russell 2000 Index (1)                                  47.29%         35.54%                 09/03/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.71%
                                                          -----------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              2.71%
Fee Waivers/Reimbursements**                                        -0.73%
                                                          -----------------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               One Year     Three Years      Five Years     Ten Years
--------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP         $201            $772          $1,370        $2,988

PROFUND VP SHORT OTC

INVESTMENT OBJECTIVE. PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE. The bar chart below shows the performance of PROFUND VP SHORT OTC for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP SHORT OTC by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003               -37.31%

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was -5.87% (quarter ended March 31, 2003) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS                            ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2003
ProFund VP Short OTC                                   -37.31%        -19.43%                 05/01/02
-----------------------------------------------------------------------------------------------------------
NASDAQ-100 Index (1)                                    49.49%          9.40%                 05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.99%
                                                          -----------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                              1.99%
Fee Waivers/Reimbursements**                                        -0.01%
                                                          -----------------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year    Three Years     Five Years       Ten Years
------------------------------------------------------------------------------------
PROFUND VP SHORT OTC            $201           $623         $1,072          $2,316

PROFUND VP MONEY MARKET

PROFUND VP MONEY MARKET may be appropriate for investors who:

   >  seek current income consistent with liquidity and preservation of capital.

PROFUND VP MONEY MARKET

INVESTMENT OBJECTIVE. PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

   > have received the highest short-term rating from two nationally recognized statistical rating organizations;

   > have received the highest short-term rating from one rating organization (if only one organization rates the security);

   >  if unrated, are determined to be of similar quality by ProFund Advisors;
      or

   > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS. The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

   > Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

   > Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause PROFUND VP MONEY MARKET'S yield to lag behind those of similar money market funds.

   > Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

   > Financial Services Industry Concentration Risk: Because PROFUND VP MONEY MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE. The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002        0.21%
2003        0.12%

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR     SINCE INCEPTION    INCEPTION DATE
AS OF DECEMBER 31, 2003
PROFUND VP MONEY MARKET                0.12%        0.19%                 10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2003 was 0.05%.

FEES AND EXPENSES OF THE FUND. The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                       0.75%
Distribution (12b-1) Fees                                      0.25%
Other Expenses                                                 0.43%
                                                      ---------------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                        1.43%
Fee Waivers/Reimbursements**                                  -0.08%
                                                      ---------------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                    1.35%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years    Five Years     Ten Years
-------------------------------------------------------------------------
PROFUND VP MONEY MARKET   $137          $445          $774        $1,706

GENERAL PROFUNDS VP INFORMATION

"The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET'S uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains, if any, as follows:

--------------------------------------------------------------------------------
                                         DIVIDENDS               CAPITAL GAINS
--------------------------------------------------------------------------------
                                  ACCRUED           PAID             PAID
--------------------------------------------------------------------------------
ProFund VP Money Market            Daily          Monthly          Annually*
--------------------------------------------------------------------------------
All other ProFunds VP             Annually        Annually         Annually
--------------------------------------------------------------------------------

* PROFUND VP MONEY MARKET reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code willno longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $416.6 million and $11.9 billion.

The RUSSELL 2000 INDEX is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the Russell 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning," requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
"S&P 500/Barra Value Index", "S&P 500/Barra Growth Index", "S&P MidCap 400" and "Standard &Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)

UltraBull                                           0.57%
UltraMid-Cap                                        0.66%
UltraSmall-Cap                                      0.73%
UltraOTC                                            0.73%
Bear                                                0.75%
Short Small-Cap                                     0.15%
Short OTC                                           0.75%
Money Market                                        0.39%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)

UltraBull                                           0.11%
UltraMid-Cap                                        0.13%
UltraSmall-Cap                                      0.15%
UltraOTC                                            0.15%
Bear                                                0.15%
Short Small-Cap                                     0.03%
Short OTC                                           0.15%
Money Market                                        0.08%

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE-YEAR YEARS (OR SINCE INCEPTION, IF SHORTER).

The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP for which is readily available upon request.

PROFUNDS VP
PROFUND VP ULTRABULL

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                         FOR THE PERIOD
                                                           FOR THE                 FOR THE             JANUARY 22, 2001(a)
                                                         YEAR ENDED               YEAR ENDED                THROUGH
                                                      DECEMBER 31, 2003        DECEMBER 31, 2002        DECEMBER 31, 2001
                                                     ------------------        -----------------       -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $            14.51        $           22.71       $             30.00
                                                     ------------------        -----------------       -------------------
 Net investment income (loss)                                     (0.05) (b)               (0.08) (b)                (0.09) (b)
 Net realized and unrealized gains (losses) on
  investments                                                      7.73                    (8.12)                    (7.20)
                                                     ------------------        -----------------       -------------------
 Total income (loss) from investment activities                    7.68                    (8.20)                    (7.29)
                                                     ------------------        -----------------       -------------------
NET ASSET VALUE, END OF PERIOD                       $            22.19        $           14.51       $             22.71
                                                     ==================        =================       ===================
TOTAL RETURN                                                     52.93%                 (36.11)%                  (24.30)% (c)
RATIO TO AVERAGE NET ASSETS:
Gross expenses (d)                                                2.07%                    2.12%                     1.94%
Net expenses (d)                                                  1.84%                    1.98%                     1.94%
Net investment income (loss) (d)                                (0.32)%                  (0.46)%                   (0.42)%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $           68,318        $          42,288        $           64,186
Portfolio turnover rate (e)                                      1,124%                   1,249%                      682% (c)

----------
(a)  Commencement of operations

(b) Per share net investment income (loss) has been calculated using the daily average shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS
PROFUND VP ULTRAMID-CAP

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                               FOR THE PERIOD
                                                                   FOR THE YEAR                MAY 1, 2002 (a)
                                                                      ENDED                       THROUGH
                                                                DECEMBER 31, 2003            DECEMBER 31, 2002
                                                                -----------------            -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $           17.32            $           30.00
                                                                -----------------            -----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                              (0.20) (b)                   (0.09) (b)
  Net realized and unrealized gains (losses) on investments                 12.34                       (12.59)
                                                                -----------------            -----------------
  Total income (loss) from investment activities                            12.14                       (12.68)
                                                                -----------------            -----------------
NET ASSET VALUE, END OF PERIOD                                  $           29.46            $           17.32
                                                                =================            =================
TOTAL RETURN                                                               70.09%                     (42.27)% (c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (d)                                                          2.08%                        2.36%
Net expenses (d)                                                            1.98%                        1.98%
Net investment income (loss) (d)                                          (0.88)%                      (0.72)%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $          38,653            $          20,777
Portfolio turnover rate (e)                                                1,202%                       2,654% (c)

----------
(a)  Commencement of operations

(b) Per share net investment income (loss) has been calculated using the daily average shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP
PROFUND VP ULTRASMALL-CAP

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           FOR THE                 FOR THE                 FOR THE
                                                         YEAR ENDED               YEAR ENDED              YEAR ENDED
                                                      DECEMBER 31, 2003        DECEMBER 31, 2002       DECEMBER 31, 2001
                                                      -----------------        -----------------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           14.64        $           25.51       $           27.61
                                                      -----------------        -----------------       -----------------
  Net investment income (loss)                                    (0.14) (b)               (0.16) (b)              (0.17) (b)
  Net realized and unrealized gains (losses) on
    investment                                                    14.70                   (10.71)                  (1.93)
                                                      -----------------        -----------------       -----------------
  Total income (loss) from investment activities                  14.56                   (10.87)                  (2.10)
                                                      -----------------        -----------------       -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               -                        -                       -
  Net realized gains on investments                                   -                        -                       -
                                                      -----------------        -----------------       -----------------
  Total distributions                                                 -                        -                       -
                                                      -----------------        -----------------       -----------------
NET ASSET VALUE, END OF PERIOD                        $           29.20        $           14.64       $           25.51
                                                      =================        =================       =================
TOTAL RETURN                                                     99.45%                 (42.61)%                 (7.61)%
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (d)                                                2.00%                    2.15%                   2.11%
Net expenses (d)                                                  1.98%                    1.98%                   2.11%
Net investment income (loss)(d)                                 (0.66)%                  (0.78)%                 (0.69)%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $          88,165        $          30,561       $          89,041
Portfolio turnover rate (e)                                        572%                   1,511%                    842%

                                                                                              FOR THE PERIOD
                                                                  FOR THE YEAR              OCTOBER 18, 1999(a)
                                                                     ENDED                        THROUGH
                                                                DECEMBER 31, 2000            DECEMBER 31, 1999
                                                                -----------------            -----------------
Net Asset Value, Beginning of Period                            $           35.99            $           30.00
                                                                -----------------            -----------------
  Net investment income (loss)                                              (0.04) (b)                    0.06 (b)
  Net realized and unrealized gains (losses) on investment                  (7.90)                        5.93
                                                                -----------------            -----------------
  Total income (loss) from investment activities                            (7.94)                        5.99
                                                                -----------------            -----------------
Distributions to Shareholders From:
  Net investment income                                                     (0.02)                           -
  Net realized gains on investments                                         (0.42)                           -
                                                                -----------------            -----------------
  Total distributions                                                       (0.44)                           -
                                                                -----------------            -----------------
Net Asset Value, End of Period                                  $           27.61            $           35.99
                                                                =================            =================
Total Return                                                             (22.14)%                       19.97% (c)
Ratios to Average Net Assets:
Gross expenses (d)                                                          2.24%                        2.53%
Net expenses (d)                                                            1.95%                        1.70%
Net investment income (loss)(d)                                           (0.12)%                        1.75%
Supplemental Data:
Net assets, end of period (000's)                               $          33,388            $           9,804
Portfolio turnover rate (e)                                                1,971%                         686% (c)

----------
(a)  Commencement of operations

(b) Per share net investment income (loss) has been calculated using the daily average shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP
PROFUND VP ULTRAOTC

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           FOR THE                 FOR THE                 FOR THE
                                                         YEAR ENDED               YEAR ENDED              YEAR ENDED
                                                      DECEMBER 31, 2003        DECEMBER 31, 2002       DECEMBER 31, 2001
                                                      -----------------        -----------------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $            1.50        $            4.83       $           15.44
                                                      -----------------        -----------------       -----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                    (0.04) (b)               (0.04) (b)              (0.11) (b)
  Net realized and unrealized gains (losses) on
    investments                                                    1.58                    (3.29)                 (10.50)
                                                      -----------------        -----------------       -----------------
  Total income (loss) from investment activities                   1.54                    (3.33)                 (10.61)
                                                      -----------------        -----------------       -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments                                   -                        -                       -
                                                      -----------------        -----------------       -----------------
NET ASSET VALUE, END OF PERIOD                        $            3.04        $            1.50       $            4.83
                                                      =================        =================       =================
TOTAL RETURN                                                    102.67%                 (68.94)%                (68.72)%
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (d)                                                1.97%                    2.08%                   1.95%
Net expenses (d)                                                  1.94%                    1.98%                   1.95%
Net investment income (loss) (d)                                (1.59)%                  (1.64)%                 (1.60)%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $         114,077         $         53,188       $         102,131
Portfolio turnover rate (e)                                        768%                     982%                    465%

                                                                                              FOR THE PERIOD
                                                                  FOR THE YEAR              OCTOBER 18, 1999(a)
                                                                     ENDED                        THROUGH
                                                                DECEMBER 31, 2000            DECEMBER 31, 1999
                                                                -----------------            -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $           70.93            $           30.00
                                                                -----------------            -----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                              (0.40) (b)                   (0.06)
  Net realized and unrealized gains (losses) on investments                (51.29)                       40.99
                                                                -----------------            -----------------
  Total income (loss) from investment activities                           (51.69)                       40.93
                                                                -----------------            -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments                                         (3.80)                           -
                                                                -----------------            -----------------
NET ASSET VALUE, END OF PERIOD                                  $           15.44            $           70.93
                                                                =================            =================
TOTAL RETURN                                                             (73.37)%                      136.43% (c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (d)                                                          1.65%                        1.97%
Net expenses (d)                                                            1.65%                        1.65%
Net investment income (loss) (d)                                          (0.79)%                      (0.77)%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $         115,498            $          67,898
Portfolio turnover rate (e)                                                  683%                         101% (c)

----------
(a)  Commencement of operations

(b) Per share net investment income (loss) has been calculated using the daily average shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP
PROFUND VP BEAR

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                        FOR THE PERIOD
                                                           FOR THE                 FOR THE            JANUARY 22, 2001(a)
                                                         YEAR ENDED               YEAR ENDED                THROUGH
                                                      DECEMBER 31, 2003        DECEMBER 31, 2002       DECEMBER 31, 1999
                                                      -----------------        -----------------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           42.29        $           35.07       $           30.00
                                                      -----------------        -----------------       -----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                    (0.36) (b)               (0.23) (b)               0.26 (b)
  Net realized and unrealized gains (losses) on
    investments                                                  (10.04)                    7.53                    4.81
                                                      -----------------        -----------------       -----------------
  Total income (loss) from investment activities                 (10.40)                    7.30                    5.07
                                                      -----------------        -----------------       -----------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                               -                    (0.08)                      -
                                                      -----------------        -----------------       -----------------
NET ASSET VALUE, END OF PERIOD                        $           31.89        $           42.29       $           35.07
                                                      =================        =================       =================
TOTAL RETURN                                                   (24.59)%                   20.82%                  16.90% (c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (d)                                                1.98%                    2.03%                   1.89%
Net expenses (d)                                                  1.98%                    1.98%                   1.89%
Net investment income (loss) (d)                                (0.96)%                  (0.57)%                   0.77%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $          54,301        $          77,938       $          37,290
Portfolio turnover rate (e)                                           -                        -                  1,144% (c)

----------
(a)  Commencement of operations

(b) Per share net investment income (loss) has been calculated using the daily average shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP
PROFUND VP SHORT SMALL-CAP

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                               FOR THE PERIOD
                                                                  FOR THE YEAR              SEPTEMBER 3, 2002(a)
                                                                     ENDED                        THROUGH
                                                                DECEMBER 31, 2003            DECEMBER 31, 2002
                                                                -----------------           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $           28.74           $             30.00
                                                                -----------------           -------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                              (0.20) (b)                    (0.02) (b)
  Net realized and unrealized gains (losses) on investments                 (9.72)                        (1.24)
                                                                -----------------           -------------------
  Total income (loss) from investment activities                            (9.92)                        (1.26)
                                                                -----------------           -------------------
NET ASSET VALUE, END OF PERIOD                                  $           18.82           $             28.74
                                                                =================           ===================
TOTAL RETURN                                                             (34.52)%                       (4.20)% (c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (d)                                                          2.71%                         1.73%
Net expenses (d)                                                            1.98%                         1.73%
Net investment income (loss) (d)                                          (0.80)%                       (0.23)%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $             125           $             2,173
Portfolio turnover rate (e)                                                     -                             -

----------
(a)  Commencement of operations

(b) Per share net investment income (loss) has been calculated using the daily average shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP
PROFUND VP SHORT OTC

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                              FOR THE PERIOD
                                                                  FOR THE YEAR                MAY 1, 2002(a)
                                                                     ENDED                        THROUGH
                                                                DECEMBER 31, 2003            DECEMBER 31, 2002
                                                                -----------------            -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $         33.37            $           30.00
                                                                -----------------            -----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                              (0.24) (b)                   (0.09) (b)
  Net realized and unrealized gains (losses) on investments                (12.21)                        3.46 (c)
                                                                -----------------            -----------------
  Total income (loss) from investment activities                           (12.45)                        3.37
                                                                -----------------            -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (0.21)                           -
                                                                -----------------            -----------------
NET ASSET VALUE, END OF PERIOD                                    $         20.71            $           33.37
                                                                =================            =================
TOTAL RETURN                                                             (37.31)%                       11.23% (d)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (e)                                                          1.99%                        1.96%
Net expenses (e)                                                            1.98%                        1.96%
Net investment income (loss) (e)                                          (0.93)%                      (0.39)%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                         $31,524                      $14,030
Portfolio turnover rate (f)                                                     -                            -

----------
(a) Commencement of operations

(b) Per share net investment income (loss) has been calculated using the daily average shares method.

(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Portfolio turnover rate is calculated without regard to instruments

    (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP
PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                         FOR THE PERIOD
                                                           FOR THE                 FOR THE             OCTOBER 29, 2001(a)
                                                         YEAR ENDED               YEAR ENDED                 THROUGH
                                                      DECEMBER 31, 2003        DECEMBER 31, 2002        DECEMBER 31, 2001
                                                     ------------------        -----------------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $            1.000        $           1.000       $             1.000
                                                     ------------------        -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                    0.001                    0.002                     0.001
                                                     ------------------        -----------------       -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (0.001)                  (0.002)                   (0.001)
                                                     ------------------        -----------------       -------------------
NET ASSET VALUE, END OF PERIOD                       $            1.000        $           1.000       $             1.000
                                                     ==================        =================       ===================
TOTAL RETURN                                                       0.12%                    0.21%                     0.08% (b)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses (c)                                                 1.43%                    1.51%                     1.60%
Net expenses (c)                                                   0.93%                    1.32%                     1.60%
Net investment income (loss) (c)                                   0.12%                    0.22%                     0.27%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $           45,786        $          69,179       $            60,980

----------
(a)  Commencement of operations

(b)  Not annualized for periods less than a year.

(c)  Annualized for periods less than a year.

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

  PROFUNDS

  P.O. BOX 182800
  COLUMBUS, OH 43218-2800

  or call our toll-free numbers:
  (888) PRO-FNDS (888) 776-3637 For Individual Investors Only
  (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

  or visit our website WWW.PROFUNDS.COM

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                                    PROFUNDS

                           INNOVATIONS IN INDEXING(R)

                                       Investment Company Act File No. 811-08239
                                                                       PROVP0504

                                                          [LOGO OF PROFUNDS(TM)]
                                                               PROFUNDS(TM)

                                                      CLASSIC PROFUNDS VP

                                                      BULL
                                                      SMALL-CAP
                                                      EUROPE 30

                                                      BOND BENCHMARKED
                                                      PROFUNDS VP

                                                      RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------
>  PROSPECTUS

   MAY 1, 2004

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank

>  TABLE OF CONTENTS

 4        PROFUNDS VP OVERVIEW
 5        PROFUNDS VP STRATEGIES AND RISKS
11        CLASSIC PROFUNDS VP
12             BULL
13             SMALL-CAP
14             EUROPE 30
15        BOND BENCHMARKED PROFUNDS VP
16             RISING RATES OPPORTUNITY
17        GENERAL PROFUNDS VP INFORMATION
21        PROFUNDS MANAGEMENT
23        FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

THE PROFUNDS VP DESCRIBED IN THIS PROSPECTUS SEEK TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT CORRESPOND TO THE PERFORMANCE OF A PARTICULAR BENCHMARK.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

=======================================================================================================================
PROFUND VP       INDEX                          DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
=======================================================================================================================
Bull             S&P 500 Index(R)               Match (100%)           Diverse, widely traded, large capitalization

Small-Cap        Russell 2000(R) Index          Match (100%)           Diverse, small capitalization

Europe 30        ProFunds Europe 30 Index       Match (100%)           Companies whose principal offices are located in
                                                                       European countries, whose securities are traded
                                                                       in the U.S.

BOND BENCHMARKED PROFUNDS VP

ProFund VP Rising Rates Opportunity(R) seeks to provide daily investment price of the results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse daily performance of the price of the most recently issued 30-year U.S. Treasury Bond.

===============================================================================================
PROFUND VP       SECURITY                       DAILY BENCHMARK        TYPES OF SECURITIES
===============================================================================================
Rising Rates     Most recently issued           125% of the Inverse    U.S. Treasury securities
Opportunity      30-year U.S. Treasury
                 Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. ProFunds VP utilize the performance of a stock index, security or an inverse mulitple thereof as their benchmark. For example, PROFUND VP BULL has a daily benchmark matching the daily return of the S&P 500 Index(R).

4  < ProFunds VP Overview

                       ---------------------------------------------------------
                       >  PROFUNDS VP STRATEGIES AND RISKS
                       ---------------------------------------------------------

                       "In seeking to achieve its investment objective, each ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark."

                                           ProFunds VP Strategies and Risks >  5

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance or an inverse multiple of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each ProFund VP:

 > takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

 > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

 > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

 > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

 > may substitute a different index or security for the index or security underlying its benchmark;

 >  does not take temporary defensive positions; and

 > does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, PROFUND VP SMALL-CAP and PROFUND VP EUROPE 30 seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund

6  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell
2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As PROFUND VP RISING RATES OPPORTUNITY is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of its benchmark.

DEBT INSTRUMENT RISK (ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and PROFUND VP RISING RATES OPPORTUNITY may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices.

EQUITY RISK (Classic ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease.

FOREIGN INVESTMENT RISK (ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange is shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Europe 30). PROFUND VP EUROPE 30 may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which it focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. PROFUND VP EUROPE 30 focuses its investments in a particular geographic region and may be more volatile than a more geographically diversified Fund.

INTEREST RATE RISK (ProFund VP Rising Rates Opportunity). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (ProFund VP Rising Rates Opportunity). Shareholders in PROFUND VP RISING RATES OPPORTUNITY should lose money when the price of the security underlying its benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

LEVERAGE RISK (ProFund VP Rising Rates Opportunity). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than PROFUND VP RISING RATES OPPORTUNITY, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the security underlying its benchmark increases (adverse market conditions for this ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark security declines or to adjust

                                           ProFunds VP Strategies and Risks >  7

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

investment exposure to its benchmark. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return
(loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

VOLATILITY RISK (ProFund VP Rising Rates Opportunity). The ProFund VP subject to volatility risk seeks to achieve the inverse of a multiple of its benchmark security. Therefore, it experiences greater volatility than its benchmark security and thus has the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

     A shareholder invests $10,000 in Fund A and $10,000 in Fund B.

     Fund A: A fund whose objective          Fund B: A fund whose objective is
     is to seek daily investment             to seek daily investment results,
     results, before fees and expenses,      before fees and expenses, that
     that correspond to the daily            correspond to twice (200%) the
     performance of an index.                the daily performance of an index.

     On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

8  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
>  PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS A contract in which the seller of securities, usually U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

 > SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S.
     Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                           ProFunds VP Strategies and Risks >  9

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correlate to the daily performance of a particular index.

                              --------------------------------------------------
                              > CLASSIC PROFUNDS VP
                              --------------------------------------------------

                                                                      DAILY
PROFUND VP                   INDEX                                  BENCHMARK
--------------------------------------------------------------------------------
BULL                         S&P 500 Index                          Match (100%)
SMALL-CAP                    Russell 2000 Index                     Match (100%)
EUROPE 30                    ProFunds Europe 30 Index               Match (100%)

                                                       Classic ProFunds VP >  11

--------------------------------------------------------------------------------
>  PROFUND VP BULL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002          -23.98%
2003           25.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE           SINCE           INCEPTION
As of December 31, 2003          YEAR          INCEPTION       DATE
------------------------------------------------------------------------
PROFUND VP BULL                  25.59%        -5.61%          05/01/01
------------------------------------------------------------------------
S&P 500 INDEX (1)                28.68%        -3.18%          05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------
INVESTMENT ADVISORY FEES                             0.75%
DISTRIBUTION (12B-1) FEES                            0.25%
OTHER EXPENSES                                       0.87%
                                                     -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.87%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------
PROFUND VP BULL        $190       $588       $1,011     $2,190

12  < ProFund VP Bull

--------------------------------------------------------------------------------
>  PROFUND VP SMALL-CAP
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002          -22.44%
2003           42.75%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE           SINCE           INCEPTION
As of December 31, 2003          YEAR          INCEPTION       DATE
------------------------------------------------------------------------
PROFUND VP SMALL-CAP             42.75%        1.99%           05/01/01
------------------------------------------------------------------------
RUSSELL 2000 INDEX (1)           47.29%        6.39%           05/01/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------
INVESTMENT ADVISORY FEES                             0.75%
DISTRIBUTION (12B-1) FEES                            0.25%
OTHER EXPENSES                                       0.73%
                                                     -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------
PROFUND VP SMALL-CAP    $176       $545       $939       $2,041

                                                      ProFund VP Small-Cap >  13

--------------------------------------------------------------------------------
>  PROFUND VP EUROPE 30
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK and FOREIGN INVESTMENT RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2000          -12.75%
2001          -24.14%
2002          -25.76%
2003           38.73%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE           SINCE           INCEPTION
As of December 31, 2003          YEAR          INCEPTION       DATE
------------------------------------------------------------------------
PROFUND VP SMALL-CAP             38.73%        -4.16%          10/18/99
------------------------------------------------------------------------
DOW JONES STOXX 50 INDEX (1)     37.19%        -0.13%          10/18/99
PROFUNDS EUROPE 30 INDEX (2)     38.45%        -4.46%          10/18/99

(1) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

(2) Reflects no deduction for fees or expenses. Does not reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------
INVESTMENT ADVISORY FEES                             0.75%
DISTRIBUTION (12B-1) FEES                            0.25%
OTHER EXPENSES                                       0.91%
                                                     -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------
PROFUND VP EUROPE 30    $194       $600       $1.032     $2,233

14  < ProFund VP Europe 30

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                         -------------------------------------------------------
                         > BOND BENCHMARKED PROFUNDS VP
                         -------------------------------------------------------

                                                                      DAILY
PROFUND VP                   SECURITY                               BENCHMARK
--------------------------------------------------------------------------------
RISING RATES OPPORTUNITY     Most recently issued 10-year U.S.      125% of the
                             Treasury Bond                          Inverse

                                              Bond Benchmarked ProFunds VP >  15

--------------------------------------------------------------------------------
>  PROFUND VP RISING RATES OPPORTUNITY(R)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP RISING RATES OPPORTUNITY for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

[CHART OF ANNUAL RETURNS]

2003          -4.11%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 3.14% (quarter ended September 30, 2003) and the lowest return was -7.09% (quarter ended June 30,
2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE           SINCE           INCEPTION
As of December 31, 2003                   YEAR          INCEPTION       DATE
---------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY       -4.11%        -14.01%         05/01/02
---------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY:
      LONG-TERM TOTAL RETURN INDEX (1)     2.20%          9.40%         05/01/02
---------------------------------------------------------------------------------
MOST RECENTLY ISSUED LONG BOND (1)(2)      0.77%          9.71%         05/01/02

(1) Reflects no deduction for fees or expenses.

(2) Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------
INVESTMENT ADVISORY FEES                             0.75%
DISTRIBUTION (12B-1) FEES                            0.25%
OTHER EXPENSES                                       0.91%
                                                     -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES              1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------
PROFUND VP RISING RATES
 EUROPE OPPORTUNITY        $194       $600       $1,032     $2,333

16  < ProFund VP Rising Rates Opportunity

                        --------------------------------------------------------
                        > GENERAL PROFUNDS VP INFORMATION
                        --------------------------------------------------------

                        "The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

                                           General ProFunds VP Information >  17

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders all of the year's net investment income and net capital gains, if any, annually.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and

18  < General ProFunds VP Information

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The RUSSELL 2000 INDEX is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the Russell 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Europe 30 Index included companies with capitalizations between $2.7 billion and $99.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The LEHMAN BROTHERS U.S. TREASURY: LONG-TERM TOTAL RETURN INDEX is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

                                           General ProFunds VP Information >  19

                       This Page Intentionally Left Blank

                              --------------------------------------------------
                              > PROFUNDS MANAGEMENT
                              --------------------------------------------------

                              "The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for the day-to-day operations of the ProFunds."

                                                       ProFunds Management >  21

--------------------------------------------------------------------------------
>  PROFUNDS MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts:

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------
BULL                                                  0.75%
SMALL-CAP                                             0.75%
EUROPE 30                                             0.75%
RISING RATES OPPORTUNITY                              0.75%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts:

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------
BULL                                                  0.15%
SMALL-CAP                                             0.15%
EUROPE 30                                             0.15%
RISING RATES OPPORTUNITY                              0.15%

22  < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF THE PROFUNDS VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is available upon request.

                             ---------------------------------------------------
                             > FINANCIAL HIGHLIGHTS
                             ---------------------------------------------------

                                                      Financial Highlights >  23

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
--------------------------------------------------------------------------------

PROFUND VP BULL

================================================================================


                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE             MAY 1, 2001(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2003     DECEMBER 31, 2002       DECEMBER 31, 2001

NET ASSET VALUE, BEGINNING OF PERIOD                                  $  20.48              $  26.94                $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.05)(b)             (0.04)(b)               (0.11)(b)
Net realized and unrealized gains (losses) on investments                 5.29                (6.42)                  (2.95)
                                                                      --------              --------                --------
Total income (loss) from investment activities                            5.24                (6.46)                  (3.06)
                                                                      --------              --------                --------
NET ASSET VALUE, END OF PERIOD                                        $  25.72              $  20.48                $  26.94
                                                                      ========              ========                ========

TOTAL RETURN                                                            25.59%              (23.98)%                (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                 1.91%                   2.25%
Net expenses(d)                                                          1.87%                 1.91%                   2.25%
Net investment income (loss)(d)                                        (0.24)%               (0.18)%                 (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $223,123              $ 92,750                $ 20,586
Portfolio turnover rate(e)                                                392%                  260%                    325%(c)

================================================================================

(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

24  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP

================================================================================

                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE             MAY 1, 2001(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2003     DECEMBER 31, 2002       DECEMBER 31, 2001

NET ASSET VALUE, BEGINNING OF PERIOD                                  $  22.15              $  28.56                 $ 30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.14) (b)            (0.16)(b)               (0.10)(b)
Net realized and unrealized gains (losses) on investments                 9.61                (6.25)                  (1.34)
                                                                      --------              --------                 -------
Total income (loss) from investment activities                            9.47                (6.41)                  (1.44)
                                                                      --------              --------                 -------
NET ASSET VALUE, END OF PERIOD                                        $  31.62              $  22.15                 $ 28.56
                                                                      ========              ========                 =======

TOTAL RETURN                                                            42.75%              (22.44)%                 (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.73%                 1.97%                   2.65%
Net expenses(d)                                                          1.73%                 1.97%                   2.25%
Net investment income (loss)(d)                                        (0.52)%               (0.62)%                 (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $127,335              $ 38,612                 $19,965
Portfolio turnover rate(e)                                                189%                  527%                  2,627%(c)

================================================================================

(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  25

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
--------------------------------------------------------------------------------

PROFUND VP EUROPE 30

================================================================================

                                                                                                                 FOR THE PERIOD
                                                      FOR THE         FOR THE        FOR THE         FOR THE   OCTOBER 18, 1999(a)
                                                   YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED            THROUGH
                                                 DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
                                                         2003            2002           2001            2000               1999
NET ASSET VALUE, BEGINNING OF PERIOD                 $  18.01        $  24.26       $  31.98        $  36.82           $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                             0.05(b)         0.07(b)      (0.04)(b)         0.09(b)          (0.04)
Net realized and unrealized gains (losses) on
    investments                                          6.92          (6.32)         (7.68)          (4.79)               6.86
                                                     --------        --------       --------        --------           --------
Total income (loss) from investment activities           6.97          (6.25)         (7.72)          (4.70)               6.82
                                                     --------        --------       --------        --------           --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                  (0.02)               -              -               -                  -
Net realized gains on investments                           -               -              -          (0.14)                  -
                                                     --------        --------       --------        --------           --------
Total distributions                                    (0.02)               -              -          (0.14)                  -
                                                     --------        --------       --------        --------           --------
NET ASSET VALUE, END OF PERIOD                       $  24.96        $  18.01       $  24.26        $  31.98           $  36.82
                                                     ========        ========       ========        ========           ========

TOTAL RETURN                                           38.73%        (25.76)%       (24.14)%        (12.75)%             22.73%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                       1.91%           2.03%          1.89%           1.65%              2.39%
Net expenses(d)                                         1.91%           1.98%          1.89%           1.65%              1.78%
Net investment income (loss)(d)                         0.25%           0.33%        (0.14)%           0.26%            (1.00)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $142,019        $ 33,119       $ 52,253        $ 25,004            $ 3,262
Portfolio turnover rate(e)                               376%          1,280%         1,002%          1,434%               100%(c)

================================================================================

(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

26  < Financial Highlights

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

================================================================================

                                                                                                   FOR THE PERIOD
                                                                              FOR THE                 MAY 1, 2002(a)
                                                                           YEAR ENDED                     THROUGH
                                                                    DECEMBER 31, 2003           DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 24.32                    $  30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                   (0.23)(b)                   (0.09)(b)
Net realized and unrealized gains (losses) on investments                      (0.77)                      (5.59)
                                                                              -------                    --------
Total income (loss) from investment activities                                 (1.00)                      (5.68)
                                                                              -------                    --------
NET ASSET VALUE, END OF PERIOD                                                 $23.32                      $24.32
                                                                              =======                    ========

TOTAL RETURN                                                                  (4.11)%                    (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                               1.91%                       2.13%
Net expenses(d)                                                                 1.91%                       1.98%
Net investment income (loss)(d)                                               (0.94)%                     (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                             $74,272                    $  7,168
Portfolio turnover rate(e)                                                          -                           -

================================================================================

(a)  Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  27

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

     PROFUNDS
     P.O. BOX 182800
     COLUMBUS, OH 43218-2800

     OR CALL OUR TOLL-FREE NUMBERS:
     (888) PRO-FNDS (888) 776-3637 FOR INDIVIDUAL INVESTORS ONLY
     (888) PRO-5717 (888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

     OR VISIT OUR WEBSITE WWW.PROFUNDS.COM

YOU CAN FIND REPORTS AND OTHER INFORMATION ABOUT PROFUNDS ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV), OR YOU CAN GET COPIES OF THIS INFORMATION, AFTER PAYMENT OF A DUPLICATING FEE BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102. INFORMATION ABOUT THE PROFUNDS, INCLUDING THEIR STATEMENT OF ADDITIONAL INFORMATION, CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE PUBLIC REFERENCE ROOM, CALL THE SEC AT 1-202-942-8090.

PROFUNDS AND THE BULL & BEAR DESIGN, PROFUND VP RISING RATES OPPORTUNITY AND INNOVATIONS IN INDEXING ARE TRADEMARKS OF PROFUND ADVISORS LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                             [LOGO OF PROFUNDS(TM)]
                                  PROFUNDS(TM)

                           INNOVATIONS IN INDEXING(R)

                                       INVESTMENT COMPANY ACT FILE NO. 811-08239
                                                                       PROVP0504

                                                          [LOGO OF PROFUNDS]
                                                             PROFUNDS(TM)

                                                      ULTRA PROFUNDS VP
                                                      ULTRABULL

                                                      INVERSE PROFUNDS VP
                                                      BEAR

                                                      BOND BENCHMARKED
                                                      PROFUNDS VP
                                                      RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------
>  PROSPECTUS

   MAY 1, 2004

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank
2

> TABLE OF CONTENTS

 4        PROFUNDS VP OVERVIEW

 5        PROFUNDS VP STRATEGIES AND RISKS

11        ULTRA PROFUNDS VP
12            ULTRABULL

13        INVERSE PROFUNDS VP
14            BEAR

15        BOND BENCHMARKED PROFUNDS VP
16            RISING RATES OPPORTUNITY

17        GENERAL PROFUNDS VP INFORMATION

21        PROFUNDS MANAGEMENT

23        FINANCIAL HIGHLIGHTS

[LOGO OF PROFUNDS]
  PROFUNDS(TM)

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

ULTRA PROFUNDS VP

PROFUND VP ULTRABULL seeks to provide daily investment results, before fees and expenses, that double (200%) the daily performance of an index.

============================================================================================================================
PROFUND VP                   INDEX                                 DAILY BENCHMARK             TYPES OF COMPANIES IN INDEX
============================================================================================================================
UltraBull                    S&P 500 Index                         Double (200%)               Diverse, widely traded, large
                                                                                               capitalization

INVERSE PROFUNDS VP

BEAR PROFUND VP seeks to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of an index.

============================================================================================================================
PROFUND VP                   INDEX                                 DAILY BENCHMARK             TYPES OF COMPANIES IN INDEX
============================================================================================================================
Bear                         S&P 500 Index                         100% of the Inverse         Diverse, widely traded, large
                                                                                               capitalization

BOND BENCHMARKED PROFUNDS VP

PROFUND VP RISING RATES OPPORTUNITY(R) seeks to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse daily performance of the price of the most recently issued 30-year U.S. Treasury Bond.

=======================================================================================================================
PROFUND VP                   SECURITY                              DAILY BENCHMARK             TYPES OF SECURITIES
=======================================================================================================================
Rising Rates Opportunity     Most recently issued 30-year          125% of the Inverse         U.S. Treasury securities
                             U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

(1)A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, PROFUND VP ULTRABULL has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4  < ProFunds VP Overview

                       ---------------------------------------------------------
                        > PROFUNDS VP STRATEGIES AND RISKS
                       ---------------------------------------------------------

                       "In seeking to achieve its investment
                       objective, each ProFund VP takes
                       positions in securities and other
                       financial instruments that ProFund
                       Advisors believes should simulate the
                       movement of its benchmark."

                                           ProFunds VP Strategies and Risks >  5

--------------------------------------------------------------------------------
> PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance, the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each ProFund VP:

  > takes positions in securities and other financial instruments that ProFund
    Advisors believes should simulate the movement of its benchmark;

  > may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

  > may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

  > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

  > may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective;

  > may substitute a different index or security for the index or security underlying its benchmark;

  > does not take temporary defensive positions; and

  > does not seek to provide correlation with its benchmark over a period of time other than daily.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses;
4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

CONCENTRATION RISK Concentration Risk results from maintaining exposure to issuers conducting business in a specific industry.

6  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
> PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

DEBT INSTRUMENT RISK (ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and PROFUND VP RISING RATES OPPORTUNITY may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices.

EQUITY RISK (ProFund VP UltraBull and ProFund VP Bear). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. PROFUND VP BEAR responds differently to these risks than positively correlated funds.

INTEREST RATE RISK (ProFund VP Rising Rates Opportunity). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (ProFund VP Bear and ProFund VP Rising Rates Opportunity). Shareholders in PROFUND VP BEAR and PROFUND VP RISING RATES OPPORTUNITY should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

LEVERAGE RISK (ProFund VP UltraBull and ProFund VP Rising Rates Opportunity). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the PROFUND VP BEAR and PROFUND VP RISING RATES OPPORTUNITY, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the PROFUND VPBEAR and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (ProFund VP Bear and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

VOLATILITY RISK (ProFund VP UltraBull and ProFund VP Rising Rates Opportunity). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

  > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero

                                           ProFunds VP Strategies and Risks >  7

--------------------------------------------------------------------------------
> PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

    coupon bonds, are sold at a discount from their face values instead of paying interest.

  > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
    Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

    o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

  > EQUITY SECURITIES are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

  > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

  > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

  > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

  > LEVERAGE AND LEVERAGE INVESTMENT TECHNIQUES offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

    Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

    Fund A: A fund whose objective                Fund B: A fund whose objective
    is to seek daily investment                   is to seek daily investment
    results, before fees and                      results, before fees and
    expenses, that correspond                     expenses, that correspond to
    to the daily performance                      twice (200%) the daily
    of an index.                                  performance of an index.

    On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

  > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

  > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

  > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

  > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

  > REPURCHASE AGREEMENTS A contract in which the seller of securities, usually
    U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

  > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

  > SELLING SHORT is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

8  < ProFunds VP Strategies and Risks

--------------------------------------------------------------------------------
> PROFUNDS VP STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

  > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

  > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                           ProFunds VP Strategies and Risks >  9

                       This Page Intentionally Left Blank
10

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                              --------------------------------------------------
                              > ULTRA PROFUNDS VP
                              --------------------------------------------------

                                                                        DAILY
PROFUND VP                   INDEX                                    BENCHMARK
----------------------------------------------------------------------------------
ULTRABULL                    S&P 500 Index                           Double (200%)

                                                         Ultra ProFunds VP >  11

--------------------------------------------------------------------------------
> PROFUND VP ULTRABULL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002               -36.11%
2003                52.93%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE              SINCE         INCEPTION
As of December 31, 2003                 YEAR             INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                    52.93%           -9.75%        01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                       28.68%           -4.70%        01/22/01

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      1.07%
                                                                   ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             2.07%
Fee Waivers/Reimbursements**                                       -0.09%
                                                                   ------
TOTAL NET ANNUAL PROFUND OPERATING EXPENSES                         1.98%

 *The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
ProFund VF UltraBull        $201          $640           $1,105         $2,393

12  < ProFund VP UltraBull

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                              --------------------------------------------------
                              > INVERSE PROFUNDS VP
                              --------------------------------------------------

                                                                        DAILY
PROFUND VP                   INDEX                                    BENCHMARK
------------------------------------------------------------------------------------
BEAR                         S&P 500 Index                       100% of the Inverse

                                                       Inverse ProFunds VP >  13

--------------------------------------------------------------------------------
> PROFUND VP BEAR
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURNS]

2002                  20.82%
2003                 -24.59%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS           ONE              SINCE          INCEPTION
As of December 31, 2003                YEAR             INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Bear                        -24.59%           2.17%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                       28.68%          -4.70%         01/22/01

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      0.98%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.98%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear             $201          $621           $1,068         $2,306

14  < ProFund VP Bear

PROFUND VP RISING RATES OPPORTUNITY MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                         -------------------------------------------------------
                         > BOND BENCHMARKED PROFUNDS VP
                         -------------------------------------------------------

                                                                                      DAILY
PROFUND VP                   SECURITY                                               BENCHMARK
---------------------------------------------------------------------------------------------------
RISING RATES OPPORTUNITY     Most recently issued 30-year U.S. Treasury Bond    125% of the Inverse

                                              Bond Benchmarked ProFunds VP >  15

--------------------------------------------------------------------------------
> PROFUND VP RISING RATES OPPORTUNITY(R)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK and VOLATILITY RISK.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "Strategies and Risks".

FUND PERFORMANCE

The bar chart below shows the performance of PROFUND VP RISING RATES OPPORTUNITY for the latest calendar year. The table below provides an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31

[CHART OF ANNUAL RETURN]

2003                   -4.11%

[END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 3.14% (quarter ended September 30, 2003) and the lowest return was -7.09% (quarter ended June 30,
2003).

AVERAGE ANNUAL TOTAL RETURNS                 ONE         SINCE         INCEPTION
As of December 31, 2003                     YEAR         INCEPTION     DATE
--------------------------------------------------------------------------------
Profund Vp Rising Rates Opportunity         -4.11%       -14.01%       05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
  Long-Term Total Return Index (1)           2.20%        9.40%        05/01/02
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)           0.77%        9.71%        05/01/02

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12B-1) Fees                                           0.25%
Other Expenses                                                      0.91%
                                                                    -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                             1.91%

*The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------
ProFund VP Rising Ratesopportunity   $194          $600           $1,032         $2,233

16  < ProFund VP Rising Rates Opportunity(R)

                        -------------------------------------------------------
                        > GENERAL PROFUNDS VP INFORMATION
                        -------------------------------------------------------

                        "The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order."

                                           General ProFunds VP Information >  17

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, substracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders all of the year's net investment income and net capital gains, if any, annually.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each

18  < General ProFunds VP Information

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the index currently underlying each ProFund VP's benchmark is set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

                                           General ProFunds VP Information >  19

                       This Page Intentionally Left Blank
20

                              --------------------------------------------------
                              > PROFUNDS MANAGEMENT
                              --------------------------------------------------

                              "The ProFunds' Board of Trustees is
                              responsible for the general supervision
                              of the ProFunds. The ProFunds' officers are responsible for the day-to-day operations of the ProFunds."

                                                       ProFunds Management >  21

--------------------------------------------------------------------------------
> PROFUNDS MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC
ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
ULTRABULL                                                 0.57%
BEAR                                                      0.75%
RISING RATES OPPORTUNITY                                  0.75%

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
ULTRABULL                                                 0.11%
BEAR                                                      0.15%
RISING RATES OPPORTUNITY                                  0.15%

22  < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is available upon request.

                             ---------------------------------------------------
                             > FINANCIAL HIGHLIGHTS
                             ---------------------------------------------------

                                                      Financial Highlights >  23

--------------------------------------------------------------------------------
> FINANCIAL HIGHLIGHTS
  Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                                      FOR THE                   FOR THE         JANUARY 22, 2001(a)
                                                                   YEAR ENDED                YEAR ENDED                  THROUGH
                                                            DECEMBER 31, 2003         DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                   $14.51                    $22.71                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                           (0.05)(b)                 (0.08)(b)                (0.09)(b)
Net realized and unrealized gains (losses) on investments                7.73                    (8.12)                   (7.20)
                                                                       ------                    ------                   ------
Total income (loss) from investment activities                           7.68                    (8.20)                   (7.29)
                                                                       ------                    ------                   ------

NET ASSET VALUE, END OF PERIOD                                         $22.19                    $14.51                   $22.71
                                                                       ======                    ======                   ======

TOTAL RETURN                                                           52.93%                  (36.11)%                 (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                                       2.07%                     2.12%                    1.94%
Net expenses(d)                                                         1.84%                     1.98%                    1.94%
Net investment income (loss)(d)                                       (0.32)%                   (0.46)%                  (0.42)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $68,318                   $42,288                  $64,186
Portfolio turnover rate(e)                                             1,124%                    1,249%                     682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

24  < Financial Highlights

--------------------------------------------------------------------------------
> FINANCIAL HIGHLIGHTS
  Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BEAR

================================================================================

                                                                                                                  FOR THE PERIOD
                                                                      FOR THE                   FOR THE         JANUARY 22, 2001(a)
                                                                   YEAR ENDED                YEAR ENDED                  THROUGH
                                                            DECEMBER 31, 2003         DECEMBER 31, 2002        DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                                   $42.29                    $35.07                   $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                           (0.36)(b)                 (0.23)(b)                  0.26(b)
Net realized and unrealized gains (losses) on investments             (10.04)                      7.53                     4.81
                                                                       ------                    ------                   ------
Total income (loss) from investment activities                        (10.40)                      7.30                     5.07
                                                                       ------                    ------                   ------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                                       -                    (0.08)                        -
                                                                       ------                    ------                   ------

NET ASSET VALUE, END OF PERIOD                                         $31.89                    $42.29                   $35.07
                                                                       ======                    ======                   ======

TOTAL RETURN                                                         (24.59)%                    20.82%                   16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                       1.98%                     2.03%                    1.89%
Net expenses(d)                                                         1.98%                     1.98%                    1.89%
Net investment income (loss)(d)                                       (0.96)%                   (0.57)%                    0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $54,301                   $77,938                  $37,290
Portfolio turnover rate(e)                                                  -                         -                   1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

                                                      Financial Highlights >  25

--------------------------------------------------------------------------------
> FINANCIAL HIGHLIGHTS
  Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                                                                FOR THE              MAY 1, 2002(a)
                                                                                             YEAR ENDED                  THROUGH
                                                                                      DECEMBER 31, 2003        DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                                           $24.32                     $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                   (0.23)(b)                  (0.09)(b)
Net realized and unrealized gains (losses) on investments                                      (0.77)                     (5.59)
                                                                                               ------                     ------
Total income (loss) from investment activities                                                 (1.00)                     (5.68)
                                                                                               ------                     ------

NET ASSET VALUE, END OF PERIOD                                                                 $23.32                     $24.32
                                                                                               ======                     ======

TOTAL RETURN                                                                                  (4.11)%                   (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                                               1.91%                      2.13%
Net expenses(d)                                                                                 1.91%                      1.98%
Net investment income (loss)(d)                                                               (0.94)%                    (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                             $74,272                     $7,168
Portfolio turnover rate(e)                                                                          -                          -

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

26  < Financial Highlights

                       This Page Intentionally Left Blank

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

  PROFUNDS

  P.O. BOX 182800
  COLUMBUS, OH 43218-2800

  or call our toll-free numbers:
  (888) PRO-FNDS (888) 776-3637 For Individual Investors Only
  (888) PRO-5717 (888) 776-5717 Institutions And Financial Professionals Only

  or visit our website WWW.PROFUNDS.COM

YOU CAN FIND REPORTS AND OTHER INFORMATION ABOUT PROFUNDS ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV), OR YOU CAN GET COPIES OF THIS INFORMATION, AFTER PAYMENT OF A DUPLICATING FEE BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV OR BY WRITING TO THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-0102. INFORMATION ABOUT THE PROFUNDS, INCLUDING THEIR STATEMENT OF ADDITIONAL INFORMATION, CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR INFORMATION ON THE PUBLIC REFERENCE ROOM, CALL THE SEC AT 1-202-942-8090.

PROFUNDS AND THE BULL & BEAR DESIGN, PROFUND VP RISING RATES OPPORTUNITY AND INNOVATIONS IN INDEXING ARE TRADEMARKS OF PROFUND ADVISORS LLC.

PROFUNDS EXECUTIVE OFFICES
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